MASTER LEASE AGREEMENT

                                       BY

                             VENTAS AMBERLEIGH, LLC

                                   AS LANDLORD

                                       AND

                        CAPITAL SENIOR MANAGEMENT 2, INC.

                                    AS TENANT












                            DATED AS OF JUNE 30, 2005





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                                                                                                           Anderleigh
                                TABLE OF CONTENTS
1.       Leased Property; Term; Joint and Several Liability; Limitation on Rights.................................2
         1.1      Leased Property.................................................................................2
         1.2      Term............................................................................................2
         1.3      Closing under the P&S Agreement.................................................................3
         1.4      Joint and Several Liability; Limitation on Rights...............................................4
         1.5      Potential Lease Combinations....................................................................4

2.       Definitions..............................................................................................4

3.       Rent.....................................................................................................5
         3.1      Fixed Rent......................................................................................5
         3.2      Additional Rent.................................................................................8
         3.3      Escrow Deposits................................................................................10
         3.4      Security Deposit...............................................................................12
         3.5      Net Lease......................................................................................14
         3.6      Lease Guaranty.................................................................................15

4.       Impositions.............................................................................................15
         4.1      Payment of Impositions.........................................................................15
         4.2      Notice of Impositions..........................................................................15
         4.3      Adjustment of Impositions......................................................................15

5.       No Affect or Impairment, etc............................................................................16

6.       Premises; Tenant's Personal Property....................................................................16
         6.1      Ownership of the Premises......................................................................16
         6.2      Tenant's Personal Property.....................................................................16
         6.3      Landlord's Personal Property...................................................................17

7.       Condition and Use of Each Leased Property...............................................................17
         7.1      Condition of Each Leased Property..............................................................17
         7.2      Use of Each Leased Property....................................................................17
         7.3      Authorization Collateral.......................................................................18
         7.4      Granting of Easements, etc.....................................................................18

8.       Negative and Affirmative Covenants of Tenant............................................................19
         8.1      Negative Covenants.............................................................................19
         8.2      Affirmative Covenants..........................................................................22
         8.3      [Intentionally Omitted]........................................................................25
         8.4      Fannie Mae Financing...........................................................................25
         8.5      Operations Transfer Agreement..................................................................25
         8.6      P&S Agreement..................................................................................26

9.       Maintenance of Facilities...............................................................................27
         9.1      Maintenance and Repair.........................................................................27
         9.2      Encroachments..................................................................................28

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10.      Tenant's Representations and Warranties.................................................................29
         10.1     Organization and Good Standing.................................................................29
         10.2     Power and Authority............................................................................29
         10.3     Enforceability.................................................................................29
         10.4     Consents.......................................................................................29
         10.5     No Violation...................................................................................29
         10.6     Reports and Statements.........................................................................29
         10.7     No Default.....................................................................................30
         10.8     Adverse Matters................................................................................30
         10.9     Certification..................................................................................30
         10.10    No Reimbursement Audits or Appeals.............................................................30
         10.11    No Recoupments Efforts.........................................................................30
         10.12    Liability Reserves.............................................................................30
         10.13    Primary Intended Use...........................................................................30
         10.14    Compliance with Laws...........................................................................30
         10.15    Ownership of Authorizations....................................................................31
         10.16    Third Party Payor Programs.....................................................................31
         10.17    Service Contracts..............................................................................31
         10.18    Utilities......................................................................................31
         10.19    Compliance with Laws and Codes.................................................................32
         10.20    Insurance......................................................................................32
         10.21    Documents......................................................................................32
         10.22    Physical Condition.............................................................................32
         10.23    Compliance with Laws and Codes.................................................................32
         10.24    Ownership......................................................................................32
         10.25    Financial Information, Absence of Any Undisclosed Liabilities..................................33
         10.26    Separate Parcel................................................................................34
         10.27    Re-Zoning......................................................................................34
         10.28    No Violations..................................................................................34
         10.29    Real Estate Taxes..............................................................................34
         10.30    Permits........................................................................................34
         10.31    Operation Matters..............................................................................35
         10.32    Taxes..........................................................................................36
         10.33    Environmental Matters..........................................................................36
         10.34    Assumed Indebtedness...........................................................................37
         10.35    P&S Agreement..................................................................................37

11.      Alterations.............................................................................................37
         11.1     Alterations....................................................................................37
         11.2     Construction Requirements for all Alterations..................................................38
         11.3     Capital Expenditures Account...................................................................39
         11.4     Annual Capital Expenditure Budget..............................................................42

12.      Liens...................................................................................................42

13.      Permitted Contests......................................................................................43

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14.      Insurance...............................................................................................43
         14.1     General Insurance Requirements.................................................................43
         14.2     Policies; Certificates.........................................................................45
         14.3     Blanket and Loss Limit Policies................................................................46
         14.4     Additional Insured; No Separate Insurance......................................................46
         14.5     Policy Requirements............................................................................46
         14.6     Evidence of Compliance.........................................................................47
         14.7     Foreclosure; Transfer..........................................................................47
         14.8     Insurance Company..............................................................................47

15.      Damage and Destruction..................................................................................47
         15.1     Notice of Casualty.............................................................................47
         15.2     Substantial Destruction........................................................................48
         15.3     Partial Destruction............................................................................48
         15.4     Restoration....................................................................................48
         15.5     Disbursement of Insurance Proceeds.............................................................49
         15.6     Insufficient Proceeds/Risk of Loss.............................................................50
         15.7     Excess Proceeds................................................................................50
         15.8     Landlord's Inspection..........................................................................50
         15.9     Not Trust Funds................................................................................50
         15.10    Waiver.........................................................................................50
         15.11    Facility Mortgagee.............................................................................50

16.      Condemnation............................................................................................51
         16.1     Parties' Rights and Obligations................................................................51
         16.2     Total Taking...................................................................................51
         16.3     Partial Taking.................................................................................51
         16.4     Restoration....................................................................................52
         16.5     Temporary Taking...............................................................................52

17.      Default.................................................................................................52
         17.1     Events of Default..............................................................................52
         17.2     Remedy Election................................................................................56
         17.3     Certain Remedies...............................................................................57
         17.4     Damages........................................................................................57
         17.5     Waiver; Mitigation; Limitation on Certain Tenant Remedies......................................58
         17.6     Application of Funds...........................................................................59
         17.7     Nature of Remedies.............................................................................59
         17.8     No Mediation or Arbitration....................................................................60
         17.9     Deletion of Properties.........................................................................60

18.      Landlord's Right to Cure Tenant's Default...............................................................61

19.      Holding Over............................................................................................61

20.      Subordination...........................................................................................62
         20.1     Subordination..................................................................................62

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         20.2     Attornment.....................................................................................62
         20.3     Mortgagee Cure Rights..........................................................................63
         20.4     Modifications..................................................................................63

21.      Property and Accounts Collateral........................................................................63
         21.1     Landlord's Security Interest...................................................................63
         21.2     Accounts Receivable Financing..................................................................64

22.      Risk of Loss............................................................................................65

23.      Indemnification.........................................................................................65

24.      Assignment; Sublease....................................................................................66
         24.1     Prohibition....................................................................................66
         24.2     Permitted Assignments and Subleases............................................................66
         24.3     Rights of Landlord.............................................................................67

25.      Financial Statements and Reporting......................................................................67
         25.1     Maintenance of Books and Records...............................................................67
         25.2     Annual Financial Information...................................................................68
         25.3     Quarterly Financial Information................................................................68
         25.4     Certifications of Compliance...................................................................68
         25.5     Annual Budgets.................................................................................68
         25.6     Monthly Financial Information..................................................................69
         25.7     Authorizations.................................................................................69
         25.8     Actuarial Reports..............................................................................69
         25.9     Survey Deficiency Summary Reports..............................................................69
         25.10    [Intentionally Omitted]........................................................................69
         25.11    Financial Statements of Guarantor..............................................................69
         25.12    Estoppel Certificates..........................................................................70
         25.13    SEC Reports....................................................................................70
         25.14    Supplemental Information.......................................................................70
         25.15    Facility Level Meetings and Reviews............................................................70
         25.16    Format.........................................................................................71

26.      Landlord's Right to Inspect.............................................................................71

27.      No Waiver...............................................................................................71

28.      Single Lease............................................................................................71

29.      Acceptance of Surrender.................................................................................72

30.      No Merger of Title......................................................................................72

31.      Conveyance by Landlord..................................................................................72

32.      Quiet Enjoyment.........................................................................................73

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33.      Notices.................................................................................................73

34.      General REIT Provisions.................................................................................74

35.      Transfer of Tenant's Personal Property..................................................................74

36.      Compliance With Environmental Laws......................................................................74
         36.1     Hazardous Substances...........................................................................74
         36.2     Remediation; Notification......................................................................75
         36.3     Indemnity......................................................................................75
         36.4     Environmental Inspection.......................................................................76
         36.5     Removal........................................................................................76

37.      Operational Transfer....................................................................................76
         37.1     Exercise; Transfer of Authorizations...........................................................76
         37.2     Reasonable Assistance..........................................................................78
         37.3     Facility Termination; Limited Term Contraction Right; Limited Extended
                  Operation by Tenant............................................................................78
         37.4     Use of Tenant's Names..........................................................................80

38.      Non-Recourse............................................................................................80

39.      Combination of Leases...................................................................................80
         39.1     Section 39 Lease...............................................................................81
         39.2     Additional Properties..........................................................................81
         39.3     Combination Lease..............................................................................82
         39.4     Section 39 Date................................................................................82
         39.5     Additional Actions.............................................................................82

40.      New Lease...............................................................................................83
         40.1     New Lease Terms................................................................................83
         40.2     Amendments to this Lease.......................................................................84
         40.3     Effective Date.................................................................................85
         40.4     Other Undertakings.............................................................................85

41.      Restrictive Covenant....................................................................................85

42.      Miscellaneous...........................................................................................85
         42.1     Survival.......................................................................................85
         42.2     Non-Business Day Payments......................................................................85
         42.3     Brokers........................................................................................86
         42.4     Headings.......................................................................................86
         42.5     Counterparts...................................................................................86
         42.6     Integration; Modification; Interpretation; Relationship........................................86
         42.7     Time of Essence................................................................................86
         42.8     Force Majeure..................................................................................87
         42.9     Severability; Maximum Rate.....................................................................87
         42.10    Governing Law; Venue...........................................................................87

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         42.11    Waiver of Trial by Jury........................................................................87
         42.12    Waivers; Forbearance...........................................................................88
         42.13    Binding Character..............................................................................88

43.      Renewal Options.........................................................................................88
         43.1     Exercise of Renewal Options....................................................................88
         43.2     Renewal Terms..................................................................................88
         43.3     Fair Market Rental Determination...............................................................89
         43.4     Extended Term Tenant's Proportionate Shares....................................................89
         43.5     Other Leases...................................................................................89
         43.6     Rights Personal to Original Tenant.............................................................89

44.      Medicare; Medicaid......................................................................................89

45.      Special Purpose Entity Obligations......................................................................90

46.      State Specific Provisions...............................................................................90
         46.1     New York.......................................................................................90
         46.2     California.....................................................................................90
         46.3     Arizona........................................................................................94

47.      Right of First Offer....................................................................................94
         47.1     Notices........................................................................................94
         47.2     Conditions of Sale.............................................................................94
         47.3     Right of First Offer Not Applicable to Certain Transfers.......................................95
         47.4     Assignment of Right of First Offer.............................................................96
         47.5     Rights Personal to Original Tenant.............................................................96
         47.6     Other Leases...................................................................................96

48.      Fannie Mae; Fannie Mae Loan.............................................................................97
         48.1     Fannie Mae Financing...........................................................................97
         48.2     Reserve Payments...............................................................................97
         48.3     Fannie Mae Reserve Deposit.....................................................................97
         48.4     Use of Reserves................................................................................97
         48.5     Termination of Fannie Mae Financing............................................................98
         48.6     SPE; Reference to Leased Properties, Other Leases or Facilities................................98
         48.7     New/Additional Financing.......................................................................98

49.      Authorizations..........................................................................................98

50.      Transaction Closing Costs...............................................................................98

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                         LIST OF SCHEDULES AND EXHIBITS

Schedule 1            -       Primary Intended Use
Schedule 2            -       Tenant's Proportionate Shares
Schedule 3.1.1        -       Wiring Instructions for Rental Payment
Schedule 3.1.4        -       Examples of Tax Adjustment Calculations
Schedule 3.3.1-1      -       Insurance Premium Allocations
Schedule 3.3.1-2      -       Wiring Instructions for Insurance Premiums
Schedule 3.4.1        -       Wiring Instructions for Cash Security Deposit
Schedule 7.3          -       Authorization Collateral
Schedule 8.1.4        -       Employee Health Plans
Schedule 10.24        -       Management Agreements
Schedule 10.31.3      -       Operation License Exception
Schedule 10.31.6      -       Permits
Schedule 10.34        -       Assumed Indebtedness
Schedule 17.1.13      -       Licensed Beds
Exhibit A             -       Descriptions of the Leased Property
Exhibit A-1           -       Descriptions of the Other Leased Properties
Exhibit B             -       Definitions
Exhibit C             -       Base Year Resident Revenues
Exhibit D             -       Officer's Certificate
Exhibit E             -       Estoppel Certificates
Exhibit F             -       Restrictive Covenant
Exhibit G             -       Subordination of Management Agreement
Exhibit H             -       Appraisals
Exhibit I             -       Special Purpose Entity Obligations







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                                                                     Amberleigh

                             MASTER LEASE AGREEMENT


     This MASTER LEASE AGREEMENT (this agreement, as it may be amended, renewed, supplemented, extended or replaced by the parties hereto from time to time, this "Lease") is made and entered into as of June 30, 2005 (the "Effective Date"), between VENTAS AMBERLEIGH, LLC, a Delaware limited liability company (together with its successors and assigns, "Landlord"), and CAPITAL SENIOR MANAGEMENT 2, INC., a Texas corporation (together with its permitted successors and assigns and any other person or entity that becomes a Tenant under this Lease, individually and collectively, "Tenant").

                                    RECITALS:
                                    --------

     WHEREAS,   Landlord  owns  the  real  property   described  by  the  common
address(es) set forth on Exhibit A attached hereto and legally described in Exhibit A attached hereto; and

     WHEREAS, Landlord desires to lease the Premises (as hereinafter defined) to Tenant, and Tenant desires to lease the Premises from Landlord; and

     WHEREAS, Landlord acquired the Premises from an affiliate of Tenant pursuant to that certain Purchase and Sale Agreement between Ventas Healthcare Properties, Inc., BRE/Amberleigh L.L.C. and other entities, dated as of the Effective Date (as may be amended, renewed, supplemented, extended or replaced from time to time, the "P&S Agreement"); and

     WHEREAS,  Tenant's  obligations under this Lease are guaranteed pursuant to that certain Guaranty of Lease (as may be amended, renewed, supplemented, extended or replaced from time to time, the "Lease Guaranty") bearing even date herewith made by Capital Senior Living Properties, Inc., a Texas corporation (together with its permitted successors and assigns, individually and collectively, "Guarantor"); and

     WHEREAS, pursuant to the P&S Agreement, various affiliates of Landlord and Tenant (respectively) are, contemporaneously herewith, entering into those certain Other Leases identified on Exhibit A-l, attached hereto, pursuant to which certain affiliates of Landlord (collectively, and together with their successors and assigns, "Landlord Lease Affiliates") are leasing to Tenant (collectively, and together with their successors and assigns, "Tenant Lease Affiliates") the properties identified on said Exhibit A-l, pursuant to the terms and conditions of said Other Leases; and

     WHEREAS, Landlord and Tenant desire that this Lease and (to the fullest extent possible) the Other Leases be made the subject of one or more master leases covering multiple properties, if and when Landlord deems it appropriate to do so, in accordance with Section 39 below (collectively, "Lease Combinations"); and

     WHEREAS, Landlord and Tenant desire to enter into this Lease upon the terms and conditions hereinafter set forth.

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     NOW, THEREFORE,  Landlord and Tenant agree upon the leasing and demising of the Premises by Landlord to Tenant, upon the terms and conditions of this Lease.
1. Leased Property; Term; Joint and Several Liability; Limitation on Rights.

     1.1 Leased Property. Effective as of the Commencement Date, upon and subject to Section 1.3 below and to the other terms and conditions hereinafter set forth, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, all of the following:

          1.1.1 Land. The parcel(s) of land more particularly described in Exhibit A attached hereto, together with all easements and interests appurtenant thereto (collectively, the "Land"; each parcel of Land described in such Exhibit A, as amended from time to time, together with such appurtenances with respect to such parcel, being referred to herein as a "Leased Land");

          1.1.2 Leased Improvements. All buildings, structures, Fixtures (as hereinafter defined) and other improvements of every kind, including, but not limited to, alleyways, sidewalks, utility pipes, conduits and lines, parking areas and roadways appurtenant to such buildings and structures situated upon the Land as of the date hereof and Alterations upon the Land (collectively, the "Leased Improvements");

          1.1.3 Intangible Property. The interest, if any, of Landlord in and to any of the following intangible property owned by Landlord in connection with the Land and the Leased Improvements (collectively, the "Intangibles"): (i) the identity or business of the Facilities as a going concern, including, without limitation, any names or trade names by which the Facilities or any part thereof may be known, and all registrations for such names, if any; (ii) to the extent assignable or transferable, the interest, if any, of Landlord in and to each and every guaranty and warranty concerning the Leased Improvements, including, without limitation, any roofing, air conditioning, heating, elevator and other guaranty or warranty relating to the construction, maintenance or repair of the Leased Improvements or any portion thereof; and (iii) the interest, if any, of Landlord in and to all Authorizations to the extent the same were transferred to Landlord pursuant to the P&S Agreement and can be assigned or transferred to Tenant in accordance with applicable law; provided, however, that the foregoing shall not include any CON issued to or transferred to or held by Landlord which shall only be licensed to Tenant on a temporary basis, which license shall be revocable at any time by Landlord; and

          1.1.4 Landlord's Personal Property. All tangible personal property owned by Landlord and located at the Land or the Leased Improvements to the extent the same were transferred to Landlord pursuant to the P&S Agreement (together with any replacements thereof pursuant to Section 6.3 below, and any and all other such tangible personal property, if any, acquired and leased hereunder, the "Landlord's Personal Property").

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     SUBJECT, HOWEVER, to the Permitted Encumbrances (as hereinafter defined).

     1.2 Term. Landlord hereby leases the Premises to Tenant for an initial term (the "Initial Term") of ten (10) years commencing as of the Commencement Date (as hereinafter defined) and expiring at midnight on the last day of the calendar month in which the tenth (10th) anniversary of the Commencement Date occurs (the "Initial Expiration Date"). Landlord shall have the limited right to contract the Initial Term (each, a "Landlord Contraction") as to one or more Leased Properties in order to facilitate an Operational Transfer(s) pursuant to
Section 37.  Tenant shall have the right to extend the Initial Term  pursuant to
Section 43 below. The Initial Term, as revised as to one or more Leased Properties pursuant to any applicable Landlord Contraction(s), or as the same may be extended pursuant to Section 43 below, is referred to herein as the "Term". The Initial Expiration Date, as revised as to one or more Leased Properties pursuant to any applicable Landlord Contraction(s), or as the same may be extended pursuant to Section 43 below, is referred to herein as the "Expiration Date". Landlord and Tenant acknowledge and agree that (i) on account of any Landlord Contraction(s) as to a particular Leased Property(ies), individual Leased Properties may have applicable thereto different Expiration Dates and (ii) on account of Landlord's exercise of its rights under Section
37.3.3 below, Tenant may be obligated to operate a particular Leased Property(ies) beyond the Expiration Date(s) applicable thereto.

     1.3 Closing under the P&S Agreement. Landlord and Tenant hereby acknowledge and agree that as of the Effective Date, Landlord does not own the Leased Property, that Tenant shall have no rights under this Lease unless and until the Closing occurs, and that Landlord's obligations under this Lease are contingent and conditioned upon the consummation of the Closing under the P&S Agreement. Notwithstanding the foregoing, this Lease, as of the Effective Date, constitutes the legally binding and enforceable agreement of Tenant and may not be rescinded or otherwise terminated by Tenant, except as expressly set forth in this Section. During the period between the Effective Date and the date immediately prior to the Commencement Date, Tenant shall have no obligations to make any payments of base rent or other payments hereunder (other than such payments as may be required under Sections 3.2.6, 3.4, 3.6, 8.4 [as pertain to the obligations of Tenant's Affiliates under the Key Principal Agreement], 8.5, 8.6, 17, 18, 23, 42.3, 49 and 50) or to take any other actions under this Lease relative to (i) the funding of escrows or reserves; (ii) the procurement or maintenance of insurance; or (iii) any other item that, pursuant to the specific terms and conditions of this Lease, is expressly applicable only during the Term. If the P&S Agreement is terminated or the Closing does not occur on or before the Outside Date (as defined below), then either Landlord or Tenant may, upon written notice thereof to the other party, terminate this Agreement prior to the Closing, in which case the Security Deposit shall be returned to Tenant (subject to Section 8.6 below) and neither party shall have any further obligations under this Lease, except for those obligations that survive any termination of this Lease. Tenant shall have no rights under the immediately preceding sentence if an Event of Default has occurred or a Potential Default is continuing. Nothing contained in this Section 1.3 modifies or waives any of the rights of Landlord under Section 8.6 below. For purposes of this Agreement, the "Outside Date" shall be October 25, 2005, provided that Landlord may extend the Outside Date for a like period if the Closing is extended beyond October 25, 2005 pursuant to the P&S Agreement or if Landlord is pursuing specific

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                                                                     Amberleigh

performance of Seller's obligations under the P&S Agreement or if the Closing is otherwise extended beyond October 25, 2005. For purposes of this Lease, the "Commencement Date" shall mean the date that the Closing is consummated such that Landlord has become the owner of the Leased Property. Promptly following the Commencement Date, Landlord and Tenant shall execute and deliver a memorandum (in form and substance reasonably prepared by Landlord) memorializing the Commencement Date and the Initial Term.

     1.4 Joint and Several Liability; Limitation on Rights. Notwithstanding anything contained herein to the contrary, if there is at any time more than one person or entity constituting the "Tenant" hereunder, each such person or entity shall be jointly and severally liable for the payment and performance of all obligations and liabilities of Tenant hereunder, including, without limitation, the obligations and liabilities of each other Tenant hereunder, including, without limitation, each such other Tenant's obligation to pay Rent hereunder; provided, however, that, without limitation of the joint and several nature of the obligations of each Tenant hereunder, the possessory and leasehold rights that are created by this Lease shall be limited and confined in the case of each Tenant to the applicable Facility(ies) identified as being leased to and to be operated by such Tenant on Schedule 1 attached hereto, the Leased Land on which such Facility is located and the Intangibles and Landlord's Personal Property that specifically relate to such Leased Land.

     1.5 Potential Lease Combinations. Because of the potential for one or more Lease Combinations pursuant to Section 39 of this Lease and/or other additions of leased properties hereunder, Landlord and Tenant have, in creating this Lease, nevertheless retained in this Lease various references to multiple Leased Properties, multiple Tenants and other provisions and terms that apply to multiple Leased Properties and/or Tenants. Without limitation of and subject to
Section 39 of this Lease, for so long as this Lease relates to a single Leased Property and/or Tenant, the aforesaid references to multiple Leased Properties and/or Tenants, and the aforesaid provisions and terms applicable to multiple Leased Properties and/or Tenants, shall, if the context so requires in light of this Lease relating to only a single Leased Property or Tenant, be treated as references to a single Leased Property or Tenant or as provisions and terms applicable to a single Leased Property or Tenant. Similarly, there may be other provisions in this Lease that relate to a specific Other Leased Property that, consistent with the terms and conditions of that provision, shall only apply if that property becomes a Leased Property pursuant to a Lease Combination hereunder.

     2. Definitions. For all purposes of this Lease, except as otherwise expressly provided or unless the context otherwise requires, (i) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP, (ii) all references in this Lease to designated "Sections", "Subsections" and other subdivisions are to the designated Sections, Subsections and other subdivisions of this Lease, (iii) the words "herein", "hereof" and "hereunder" and other words of similar import mean and refer to this Lease as a whole and not to any particular Section, Subsection or other subdivision, (iv) the terms defined in Exhibit B attached hereto have the meanings assigned to them in such exhibit and include the plural as well as the singular, and the singular as well as the plural, and (v) without limitation of

                                                                     Amberleigh

the definition of "Unit" set forth in Exhibit B attached hereto, all references in this Lease to "licensed beds" or words of similar import mean and refer, in the case of each Leased Property, to licensed units or licensed beds, as applicable depending upon the particular licensing measure used by the responsible Governmental Authorities in regulating Facilities operated for the Primary Intended Use that is applicable to such Leased Property (e.g.. in some states, assisted living facilities are issued licenses for a specified number of beds and in other states they are issued licenses for a specified number of units).

     3. Rent.

          3.1 Fixed Rent.

               3.1.1 Rental Payments. Tenant shall pay to Landlord, in advance and without demand, on or prior to the first (1st) day of each calendar month (and if such first (1st) day is not a business day, then on the Business Day immediately prior to said first (1st) day) during the Term, in lawful money of the United States of America, by wire or ACH transfer of immediately available funds, and pursuant to the wiring instructions attached hereto as Schedule 3.1.1, or at such place, by such other means or to such other Person(s) as Landlord from time to time may designate in writing, the Fixed Rent (and Additional Rent in those instances described in Section 3.2 below) payable in respect of such month. Landlord may, by written notice to Tenant at any time and from time to time, elect to require that Rent (or portions thereof designated by Landlord) owing hereunder be paid to a lock box. Fixed Rent (and Additional Rent in those instances described in Section 3.2 below) shall be paid in equal, consecutive monthly installments; provided, however, that the first payment of Fixed Rent (and the aforesaid Additional Rent) shall be payable on the Commencement Date and shall be prorated for the period from and including the Commencement Date through the last calendar day of the month in which the Commencement Date occurs. Said first payment of Fixed Rent and Additional Rent, and the last monthly payment of Fixed Rent and Additional Rent shall be prorated on a per diem basis as to any partial month. No Potential Default shall be deemed to exist under this Lease solely on account of any failure by Tenant to have paid Landlord Fixed Rent (and Additional Rent in those instances described in Section 3.2 below) within the first four (4) calendar days of each month during the Term.

               3.1.2 Rental Amounts. Fixed Rent for the First Lease Year shall be $1,800,000 per annum, payable in equal monthly installments of $150,000. Without limitation of Section 28 below, each Tenant's allocable share of Fixed Rent shall be equal to the product of (i) the Tenant's Proportionate Share for such Tenant set forth on Schedule 2 attached hereto; and (ii) the Fixed Rent due hereunder, as applicable. Commencing upon the commencement of the second (2nd) Lease Year of the Initial Term, and upon the commencement of each Lease Year thereafter during the Initial Term, the Fixed Rent for such Lease Year shall be an amount equal to the sum of (x) the Prior Period Fixed Rent applicable to such Lease Year, plus (y) the product of (a) the Prior Period Fixed Rent applicable to such Lease Year and (b) provided the Rent Escalation Condition has been satisfied with respect to such Lease Year, the amount equal to the greater of
(1) two percent (2%) (in the case of Lease Years 2 through 5) and three percent (3%) (in the case of each Lease Year during the Initial Term after Lease Year

                                                                     Amberleigh

5); or (2) seventy-five percent (75%) of the CPI Increase, expressed as a percentage, for such Lease Year for which such calculation is being performed. Notwithstanding anything contained herein to the contrary, if the Rent Escalation Condition fails with respect to any one or more Lease Years during the Term, the Fixed Rent determined for the next Lease Year with respect to which the Rent Escalation Condition is satisfied shall be determined as if the Rent Escalation Condition had been satisfied for all previous Lease Years and the Fixed Rent had been escalated pursuant to, and in accordance with, the terms of this Section 3.1.2 for all prior Lease Years. By way of illustration only, if: (A) the Rent Escalation Condition has failed for both the second Lease Year and the third Lease Year of the respective Term; but (B) the Rent Escalation Condition is satisfied for the fourth Lease Year of the respective Term, the Fixed Rent for the fourth Lease Year shall be determined as if the Rent Escalation Condition for the two preceding Lease Years (and all other Lease Years) had been satisfied such that the Fixed Rent for that fourth Lease Year shall include, and be determined on the basis of, the escalations for all prior Lease Years which would have occurred pursuant to this Section 3.1.2 had the Rent Escalation Condition for all prior Lease Years been satisfied.

               3.1.3 Fixed Rent Determinations. Promptly after the publication of the Cost of Living Index for the month that is two (2) months prior to the month containing the last day of a particular Lease Year (e.g., the month of October, in the case of a Lease Year ending on December 31), Landlord shall calculate the CPI Increase and the Fixed Rent for the next Lease Year and submit its determination of Fixed Rent for the next Lease Year for Tenant's approval, which determination shall be deemed approved, absent written notice from Tenant setting forth with reasonable specificity and detail any manifest errors in such determination by Landlord within fifteen (15) days after its submission to Tenant. In the event Landlord and Tenant are unable to determine Fixed Rent for any Lease Year on or prior to the commencement of such Lease Year, Tenant shall pay Fixed Rent for such Lease Year assuming a two percent (2%) (in the case of each of Lease Years 2 through 5) or three percent (3%) (in the case of each Lease Year after Lease Year 5, including, without limitation, each year of each Extended Term) increase over the Prior Period Fixed Rent applicable to such Lease Year until the correct Fixed Rent is determined for such Lease Year. If the Fixed Rent ultimately determined for any such Lease Year exceeds the assumed amount, Tenant shall pay any deficiency, with the first installment of Fixed Rent owing after such determination is made. If the Fixed Rent ultimately determined for any such Lease Year is less than the assumed amount, any excess amounts paid by Tenant on account of the Fixed Rent for such Lease Year shall be credited against the next installment(s) of Fixed Rent due and owing hereunder. At either party's written request, following the determination of Fixed Rent for a particular Lease Year, both parties shall, not later than five (5) Business Days after the non-requesting party's receipt of such request, execute and enter into a written instrument memorializing the amount of such Fixed Rent.

               3.1.4  One-Time  Conditional  Fixed Rent  Reduction.  Provided no
Event of Default has occurred and no Potential Default is continuing, if, on or before the end of the second Lease Year, Tenant furnishes Landlord notice and evidence in form and substance reasonably satisfactory to Landlord

                                                                     Amberleigh

(collectively, "Tenant's Exceptional Increase Notice") that the annual general ad valorem real estate taxes payable during the First Lease Year or the second Lease Year shall have increased above the corresponding amount of annual general ad valorem taxes payable during the First Lease Year (with respect to the second Lease Year) or the twelve-month period prior to the First Lease Year (with respect to the First Lease Year) by more than five percent (that portion of said annual general ad valorem tax increase that is in excess of 5% over the immediately preceding year's tax is referred to herein as the "Exceptional
Increase"), then the monthly installments of Fixed Rent otherwise payable thereafter shall be reduced (effective commencing with the monthly installments of Fixed Rent payable on the first day of the first full calendar month following Landlord's receipt of Tenant's Exceptional Increase Notice, or if not then feasible, as soon thereafter as is reasonably practicable) by an amount equal to one-half (1/2) of the amount of the Exceptional Increase for the Lease Year covered by Tenant's Exceptional Increase Notice divided by twelve (12); provided, however, the combined amount of all reductions of Fixed Rent under this Lease and all Other Lease Fixed Rent under the Other Leases for any Lease Year shall in no event whatsoever exceed $200,000 in the aggregate for any Lease Year. Without limiting the generality or efficacy of the foregoing, if the aggregate amount of the Exceptional Increase under this Lease and the Other Lease Exceptional Increases exceeds $400,000 for any Lease Year, then the reductions of Fixed Rent under this Section and of Other Lease Fixed Rent under the corresponding Sections of the Other Leases shall be allocated (up to the aforedescribed aggregate rent reduction cap of $200,000) by Landlord among this Lease and/or the Other Leases as Landlord may determine in Landlord's sole and absolute discretion. In no event whatsoever (i) shall Tenant be entitled to give more than one Tenant's Exceptional Increase Notice under this Lease or to give any Tenant's Exceptional Increase Notice under this Lease that does not otherwise strictly conform to all of the terms and conditions of this Section, nor (ii) shall Tenant be entitled to receive any further reduction of Fixed Rent under this Lease once the aggregate amount of reductions of Fixed Rent and Other Lease Fixed Rent made under this Section and the corresponding Sections of the Other Leases equals $200,000 for any Lease Year. If Landlord timely receives the Tenant's Exceptional Increase Notice (including, without limitation, the aforedescribed evidence of the Exceptional Increase) prior to the end of the Second Lease Year and no Event of Default has occurred and no Potential Default is continuing, then Landlord shall tender to Tenant an amendment to this Lease, in form and substance reasonably prepared by Landlord, confirming the timing and the amount of the Fixed Rent reduction under this Section 3.1.4, which amendment must be executed and delivered by Tenant within five (5) Business Days after Tenant's receipt thereof. If at any time the Exceptional Increase for the Lease Year covered by Tenant's Exceptional Increase Notice is subsequently reduced by refund, rebate, credit, payment or other successful contest or reduction of such taxes (it being understood and agreed that any such contest may be pursued in good faith by both Landlord and Tenant), then (a) Tenant shall promptly notify Landlord thereof, (b) Landlord and Tenant shall recalculate the Fixed Rent reduction hereunder utilizing such lower Exceptional Increase figure; and (c) Tenant shall pay to Landlord a true-up payment equal to the difference between the Fixed Rent that would have been paid had the lower Exceptional Increase figure been utilized during all relevant periods (including all Lease Years) and the Fixed Rent that was actually paid based on the higher Exceptional Increase figure for said periods. Within ten (10) Business Days after receipt of any such rebate, refund, credit or other payment, the parties shall also memorialize said

                                                                     Amberleigh

recalculation and increase to Fixed Rent and said true-up payment in a further amendment to this Lease, in form reasonably prepared by Landlord. If the aggregate amount of the Exceptional Increase under this Lease and the Other Lease Exceptional Increases exceeds $400,000, then any and all refunds, rebates, credits and other payments to Tenant may be allocated by Landlord among this Lease and the Other Leases as Landlord may determine in its sole and absolute discretion. For purposes of this Section 3.1.4, all references herein to Other Leases, Other Lease Fixed Rent and Other Lease Exceptional Increases (and any related terms) shall in no event include anything pertaining to the Georgetowne Place facility in Ft. Wayne, Indiana, irrespective of whether the lease thereof otherwise constitutes an Other Lease under this Lease. Schedule 3.1.4 attached hereto and made a part hereof contains illustrative examples showing the manner in which adjustments to Fixed Rent shall be calculated pursuant to this Section.

          3.2 Additional Rent. In addition to Fixed Rent, Tenant shall pay and discharge as and when due and payable the following (collectively "Additional Rent") (any costs or expenses paid or incurred by Landlord on behalf of Tenant that constitute Additional Rent shall be reimbursed by Tenant to Landlord within fifteen (15) days after the presentation by Landlord to Tenant of invoices therefor):

               3.2.1 Impositions.  Subject to the escrow provisions contained in
Section 3.3 below, Tenant shall pay all Impositions before delinquent, and regardless of the period to which they relate, and in any event before any fine, penalty interest or cost may be added for non-payment, such payments to be made directly to the taxing authorities where feasible. Tenant shall, promptly upon request, furnish to Landlord copies of official receipts or other satisfactory evidence of such payments. If any such Imposition may, at the option of the taxpayer, lawfully be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Tenant may exercise the option to pay same (and any accrued interest on the unpaid balance of such Imposition) in installments (provided no such installments shall extend beyond the Term) and, in such event, shall pay such installments during the Term before any fine, penalty, premium, further interest or cost may be added thereto.

               3.2.2 Utility Charges. Tenant shall pay (before the same are delinquent) any and all charges for electricity, power, gas, oil, water, sanitary and storm sewer, refuse collection, medical waste disposal and other utilities used or consumed in connection with each Leased Property during the Term. In the event Landlord is billed directly by any utility company for any utilities or services supplied to Tenant during the Term, Landlord shall send Tenant the bill and Tenant shall pay the same before it is delinquent. Landlord shall have no obligation or liability with respect to any interruption or failure in the supply of any such utilities.

               3.2.3 Insurance Premiums. Tenant shall pay or cause to be paid all premiums for the insurance coverage required to be maintained pursuant to
Section 14 hereof.

                                                                     Amberleigh

               3.2.4 Other Charges. Tenant shall pay all other amounts, liabilities, obligations, costs and expenses (of any kind or nature whatsoever) paid or incurred with respect to the ownership, repair, replacement, restoration, maintenance and operation of the Premises, irrespective of whether the same are ordinary or extraordinary or expected or unexpected, except that Tenant shall not be obligated to pay any of Landlord's franchise, gift, or inheritance taxes or taxes based on the net income or net profit of Landlord derived from rents hereunder, except that if and to the extent that a change occurs in the method of taxation resulting, in whole or in part, in the substitution of any such taxes, or any other assessment, for any Impositions, then such substituted taxes or assessments shall be included in the Impositions and shall be the responsibility of Tenant hereunder.

               3.2.5 Late Payment of Rent. If any installment of Fixed Rent or Additional Rent (but only as to those Additional Rent payments that are payable directly to Landlord or Landlord's agent or assignee) shall not be paid within four (4) days after its due date, Tenant shall pay to Landlord for such overdue installment, on demand, interest computed at the Overdue Rate on the amount of such installment, from the due date of such installment to the date of payment thereof. In addition, if any installment of Fixed Rent or Additional Rent (but only as to those Additional Rent payments that are payable directly to Landlord or Landlord's agent or assignee) shall not be paid within seven (7) days after its due date, Tenant shall pay to Landlord, an administrative fee of Five Thousand Dollars ($5,000.00) in addition to the Fixed Rent or Additional Rent that has not been paid. In the event of any failure by Tenant to pay any Additional Rent when due, Tenant shall in addition promptly pay and discharge, as Additional Rent, every fine, penalty, interest and cost that may be added for non-payment or late payment of such items.

               3.2.6 Consent Expenses. Tenant shall pay, as Additional Rent, on behalf of Landlord, or reimburse Landlord for, any and all reasonable out-of-pocket costs and expenses paid or incurred by Landlord, including, without limitation, reasonable attorneys' fees, in connection with any of the following activities undertaken by or on behalf of Landlord under this Lease, if and to the extent that the following costs or expenses are incurred as a result of (a) any default or other breach by Tenant under or in connection with this Lease; (b) any actual or alleged violation of any governmental or quasi-governmental requirement pertaining to the Leased Property, which Landlord, in its good faith judgment, deems material or potentially material;
(c) any costs or expenses that are expressly designated under this Lease as Tenant's responsibility; or (d) to the extent not otherwise described above and are not part of the routine administration of this Lease, such activities are otherwise directly or indirectly initiated or caused by Tenant, any Tenant Party or any other Person claiming by, through or under Tenant: (i) the review by Landlord or Landlord's Representatives of any notices, reports or other information required to be re-submitted to Landlord by Tenant pursuant to the terms hereof because any initial submissions were inaccurate, incomplete or otherwise not conforming to the requirements of this Lease, including, without limitation, Financial Statements, Annual Capital Expenditure Budgets, Officer's Certificates, Estoppel Certificates, Annual Budgets and Operator Reports: (ii) any inspection performed by Landlord or any of Landlord's Representatives of one or more Leased Properties pursuant to any inspection rights granted hereunder, including, without limitation, any inspection rights relative to any restoration

                                                                     Amberleigh

work performed on account of any Casualty or Condemnation; (iii) the review, execution, negotiation or delivery of any consent, waiver, estoppel, subordination agreement or approval requested of Landlord by Tenant hereunder, including, without limitation, any request for consent to Alterations, any so-called "landlord's waiver", or the negotiation or approval of the terms of, or any instruments associated with, any AR Financing; (iv) the review by Landlord or Landlord's Representatives of any Plans and Specifications or Restoration Plans and Specifications; (v) the review by Landlord or Landlord's Representatives of any request by Tenant for any other approval or consent hereunder, or any waiver of any obligation of Tenant hereunder; (vi) any assistance provided by Landlord in connection with a permitted contest pursuant to Section 13; (vii) any review by Landlord of invoices, bills, receipts and other documents required to be reviewed by Landlord, in its reasonable discretion, to monitor Tenant's compliance with the terms of this Lease in respect of Impositions, utility charges, insurance premiums or any other provisions hereunder requiring Tenant to make payments to any third party; and
(viii) any other negotiation, request or other activity comparable to any of the foregoing that Tenant has requested of Landlord or that has been requested of or presented to Landlord as a result of Tenant's lack of action (collectively, such expenses, "Consent Expenses"). Tenant shall reimburse Landlord for (or pay on behalf of Landlord) any Consent Expenses within fifteen days after the presentation by Landlord to Tenant of invoices therefor.

               3.2.7 Further Obligations. Without limitation of Tenant's other obligations under this Section 3.2, Tenant shall pay and discharge, or cause to be paid and discharged, as and when due and payable any Impositions, utility charges of the nature referenced in Section 3.2.2 above, insurance premiums and/or other amounts, liabilities, obligations (excluding payment of principal and interest under the Assumed Indebtedness), costs and expenses relating to the Premises, in each of the foregoing cases to the extent the same relate to periods prior to the Commencement Date.

          3.3 Escrow Deposits.

               3.3.1 Escrow. Tenant shall, on the Commencement Date and on the first (1st) day of each calendar month thereafter during the Term (or the next Business Day, if such 1st day is not a Business Day), pay to and deposit with Landlord a sum equal to (i) one twelfth (1/12th) of the Impositions to be levied, charged, filed, assessed or imposed upon or against the Premises during the twelve (12) months from and after the Commencement Date (the "Escrow Commencement Date") (or any subsequent twelve (12) month period), plus (ii) one-twelfth (1/12th) of the premiums for the insurance policies required pursuant to Section 14 hereof that are payable during such twelve (12) month period. Attached hereto as Schedule 3.3.1-1 is a description of the premiums payable under this Lease and the Other Leases as of the Effective Date. If the amount of the Impositions to be levied, charged, filed, assessed or imposed, or the insurance premiums to be paid, during the twelve (12) months following the Escrow Commencement Date (or any subsequent twelve (12) month period hereunder) cannot be determined as of the Escrow Commencement Date (or the commencement of any subsequent twelve (12) month period), such amount for the purpose of computing the deposit to be made by Tenant hereunder shall be estimated by Landlord with an appropriate adjustment to be promptly made between Landlord and

                                                                     Amberleigh

Tenant as soon as such amount becomes determinable. Landlord may, at its option, from time to time require that any particular deposit be greater than one-twelfth (1/12th) of the estimated Imposition and/or insurance premium amount payable during the twelve (12) months after the Escrow Commencement Date (or during any subsequent twelve (12) month period), if such additional deposit is required to provide a sufficient fund from which to make payment of all Impositions on or before the next due date of any installment thereof, or to make payment of any required insurance premiums not later than the due date thereof. Tenant shall deliver to Landlord copies of all notices, demands, claims, bills and receipts in relation to the Impositions and insurance premiums promptly upon receipt thereof by Tenant. The actual or estimated amounts on account of Impositions and insurance premiums shall be adjusted annually. Attached hereto as Schedule 3.3.1-2 are Landlord's current wire transfer instructions for escrow payments under this Lease. Landlord may, upon advance written notice thereof to Tenant, designate alternative means of payment and payees from time to time.

               3.3.2 Landlord's Deposit. The escrow deposits made by Tenant pursuant to this Section 3.3 shall be deposited by Landlord in an account (the "Escrow Account") of Landlord or (if required under the Fannie Mae Loan Documents or any other applicable loan documents) with any Facility Mortgagee, and may be commingled with other assets of Landlord or such Facility Mortgagee. Landlord shall not be liable to Tenant or any other Person for any consequent loss of principal or interest on funds held in the Escrow Account if the Escrow Account is an Investment Account. Furthermore, neither Landlord nor any Facility Mortgagee shall bear responsibility for the financial condition of, nor any act or omission by, any Lending Institution at which the Escrow Account is located. Any and all interest from deposits into the Escrow Account shall be retained in the Escrow Account to be applied in accordance with the terms of this Section 3.3.

               3.3.3 Use of Deposits. Tenant shall pay or cause to be paid any and all Impositions and insurance premiums when due and regardless of whether or not the funds then held in the Escrow Account are sufficient to reimburse Tenant therefor. The sums deposited by Tenant under this Section 3.3 shall be held by Landlord or any Facility Mortgagee, and, provided that no default or Event of Default has occurred and no Potential Default is continuing, shall be used to reimburse Tenant for any Impositions and/or insurance premiums, as applicable, paid by Tenant, upon delivery by Tenant to Landlord or such Facility Mortgagee, as applicable, of documentation evidencing the payment of such Impositions and/or insurance premiums, which reimbursement shall be provided within five (5) Business Days after the presentation of such evidence (if Landlord is holding the Escrow Account) or within five (5) Business Days after Landlord's receipt of the appropriate reimbursement funds from the Facility Mortgagee that is holding the Escrow Account (if a Facility Mortgagee is holding the Escrow Account). If Tenant fails to pay any Impositions or insurance premiums when due and owing hereunder to the applicable taxing authority or insurance carrier, Landlord or any Facility Mortgagee may, but shall not be obligated to, pay such Impositions or insurance premiums from any funds in the Escrow Account. Upon the occurrence of any Event of Default, Landlord or any Facility Mortgagee may apply any funds

                                                                     Amberleigh

held in the Escrow Account to cure such Event of Default or on account any damages suffered or incurred by Landlord in connection therewith.

               3.3.4 Deficits. Landlord shall have no liability whatsoever to Tenant if any deposits held by Landlord under this Section 3.3 are not sufficient to reimburse Tenant for any Imposition or insurance premium paid by Tenant. Landlord may change its estimate of any Imposition or insurance premium for any period on the basis of a change in an assessment or tax rate or of a prior miscalculation or for any other good faith reason. In such event, Tenant shall deposit with Landlord the amount in excess of the sums previously deposited with Landlord for the applicable period within ten (10) days after Landlord's request therefor.

               3.3.5 Transfers; Refund, etc. In connection with any assignment of the Landlord's interest under this Lease, the assigning Landlord or any predecessor shall have the right to transfer all amounts deposited pursuant to the provisions of this Section 3.3 and still in its possession to such assignee and, upon such transfer, the assigning Landlord or any such predecessor, as the case may be, transferring the deposits shall thereupon be completely released from all liability with respect to such deposits so transferred, and Tenant shall look solely to said assignee in reference thereto. As of the Expiration Date, any sums held by Landlord under this Section 3.3 shall be promptly returned to Tenant, only as and when the conditions of Section 3.4.3 for the return of the Security Deposit have been met and provided that any and all Impositions (including, without limitation, any and all real estate taxes that have accrued during the Term, but are not due or payable until after the end of Term or are otherwise unpaid) or insurance premiums due and owing hereunder have been paid (or caused by Tenant to be paid) in full. Notwithstanding anything contained herein to the contrary, Tenant shall remain responsible for the timely payment of all real estate taxes that shall have accrued during the Term, and with respect to any and all such real estate taxes that are due and payable after the end of the Term, Tenant shall, within ten (10) Business Days after Landlord's written request therefor, pay an amount equal to such real estate taxes (as reasonably prorated through the end of the Term) to Landlord or Landlord's designee. The provisions of this Section shall survive the expiration or sooner termination of this Lease.

          3.4 Security Deposit.

               3.4.1 Cash Security Deposit; Application. Tenant shall pay to Landlord upon the delivery of this Lease, for immediate deposit with a strict joint order escrow established by Landlord and Tenant with First American Title Insurance Company (the "Security Deposit Escrow") an amount equal to three (3) months of Fixed Rent (subject to increase as described in Section 3.4.3 below, the "Security Amount") as security (the "Security Deposit") for the full and faithful performance by Tenant of each and every term, provision, covenant and condition of this Lease and for Tenant's obligations under Section 8.6 hereof. The Security Deposit shall be immediately released and paid to Landlord upon Landlord's sole order upon the sooner of (i) any Event of Default, or (ii) the Commencement Date. Upon the occurrence of an Event of Default or any event described in Section 8.6 below, Landlord may, but shall not be required to, use,

                                                                     Amberleigh

apply or retain the whole or any part of the Security Deposit (whether by drawing upon any Letter of Credit or applying any cash Security Deposit held by
it) for the payment of any Rent in default or for any other sum that Landlord may expend or be required to expend by reason of Tenant's default, including any damages or deficiency in the reletting of the Premises, whether such damages or deficiency accrue before or after summary proceedings or other re-entry by Landlord, or for any other purpose described in Section 8.6. If and for so long as Landlord holds the cash Security Deposit hereunder, Landlord shall not commingle the Security Deposit with Landlord's other funds (other than, at Landlord's election, any security deposits under the Other Leases), and Landlord shall hold the cash Security Deposit (subject to the provisions of this Lease pertaining to Landlord's permitted disbursement and application of such funds) in an Investment Account established by and for Landlord. Unless a different rate is specifically required under applicable law, no interest shall be due or owing with respect to any Security Deposit other than the interest thereon that is actually paid by the depository to Landlord under the aforedescribed Investment Account, if any. Any such interest shall (to the extent not prohibited by applicable law) be retained by Landlord and treated as additional deposits on the Security Deposit. Landlord shall not be liable to Tenant or any other Person for any consequent loss of principal or interest on funds held by Landlord as the Security Deposit if Landlord has deposited such funds in an Investment Account or for any other loss not caused by Landlord's willful misconduct. In case of a sale or transfer of the Premises by Landlord, or any cessation of Landlord's interest therein, whether in whole or in part, Landlord may pay over or refund to Tenant any unapplied part of the Security Deposit (or, in the case of any such partial transfer or cessation, such portion as Landlord allocates to such part of the Premises, in its reasonable discretion) or transfer any Letter of Credit if the LC Election has been made, with any fees incident to such transfer being paid by Tenant (which transfer, in the case of any such partial transfer or cessation, shall require Tenant to cause any Letter of Credit to be reissued as separate Letters of Credit satisfying the requirements of Section 3.4.2 as to the remaining Leased Properties) to the successor owner of the Premises, and from and after such payment or refund, Landlord shall be relieved of all liability with respect thereto. The provisions of the preceding sentence shall apply to every subsequent sale or transfer of the Premises or any part thereof. Attached hereto as Schedule 3.4.1 are Landlord's current wire transfer instructions for payments of the Security Deposit. Landlord may, upon advance written notice thereof to Tenant, designate alternative means of payment and payees from time to time.

               3.4.2 LC Election. At any time after the Commencement Date and Tenant's payment to Landlord of the first month's rent pursuant to Section 3.1 hereof, Tenant may elect (such election, a "LC Election"), in its sole discretion and by written notice to Landlord, to post the Security Deposit in the form of an irrevocable, standby Letter of Credit with a face value of the full Security Amount (the "Letter of Credit"). Within ten (10) days after notice of an LC Election, Tenant shall deliver to Landlord a Letter of Credit satisfying the requirements of this Section 3.4.2 in the place and stead of the cash Security Deposit, whereupon Landlord shall return (or cooperate with Tenant to cause the escrowee under the Security Deposit Escrow to return) any unapplied portion of a cash Security Deposit then held by Landlord. The Letter of Credit shall: (i) be in form and substance acceptable to Landlord in its sole discretion; (ii) name Landlord as its sole beneficiary; (iii) expressly allow

                                                                     Amberleigh

Landlord to draw upon it at any time, or from time to time, in whole or in part, by delivering to the issuer, at an office of the issuer located in New York, New York, Louisville, Kentucky or Chicago, Illinois, a written notice that Landlord is entitled to draw thereon pursuant to the terms of this Lease; (iv) be issued by an FDIC-insured Lending Institution that is reasonably satisfactory to Landlord, but shall in all events have a credit rating of "AA" (or the equivalent) or higher from one of the Rating Agencies (provided, however, that if and for so long as they maintain a credit rating of at least "A" or the equivalent from one of the Rating Agencies, then Tenant may also utilize JP Morgan Chase Bank or Bank of America or any legal successors thereto for purposes hereof) and (v) be expressly unconditional, irrevocable and fully transferable. The Letter of Credit (and any renewals or replacements thereof) shall be for a term of not less than one (1) year. Tenant agrees that it shall from time to time, as necessary, renew or replace the original and any subsequent Letter of Credit not less than thirty-five (35) days prior to its stated expiration date so that it will remain in full force and effect until the later of sixty (60) days after the last day of the Term or the date on which Tenant's obligations under this Lease are satisfied in full. If Tenant fails to furnish such renewal or replacement at least 30 days prior to the stated expiration date of the Letter of Credit, Landlord may immediately draw upon such Letter of Credit. If the credit ratings test set forth in subsection (iv) above shall at any time cease to be satisfied as to the issuer of the Letter of Credit, Landlord may immediately draw upon such Letter of Credit. Without limitation of Landlord's right thereafter to make a LC Election, Landlord shall hold the proceeds of any such draw upon the Letter of Credit as a portion of the Security Deposit pursuant to the terms of this Lease. Any renewal of or replacement for the original or any subsequent Letter of Credit shall be in an amount not less than the Security Amount and shall otherwise meet the requirements for the original Letter of Credit as set forth above.

               3.4.3 Increase; Restoration of Security Deposit. Tenant, within five (5) days after any increase in Fixed Rent hereunder, shall deposit with Landlord cash in, or increase the face amount of the Letter of Credit by, the amount necessary to ensure that the Security Deposit hereunder then equals three
(3) months' annual Fixed Rent based upon the increased Fixed Rent due hereunder during such Lease Year. Any failure by Tenant to make any required deposit of cash or increased face amount pursuant to the immediately preceding sentence shall not constitute an Event of Default hereunder unless and until Tenant fails to cure such failure within five (5) Business Days after written notice thereof from Landlord to Tenant. In the event the Security Deposit (or any portion thereof) is applied (or drawn upon from time to time in full or partial amounts in the case of the Letter of Credit and any renewals or replacements thereof) by Landlord on account of any Event(s) of Default by Tenant hereunder or as otherwise expressly provided in this Section 3.4, Tenant shall replenish said Security Deposit in full, within ten (10) days after demand therefor, by paying to Landlord the amount so applied or, in the case of the Letter of Credit, restoring the Letter(s) of Credit to its (their) full amount. Tenant's failure to timely increase the Security Deposit, or to timely replenish and restore the Security Deposit, after demand as aforesaid shall be an Event of Default. If:
(i) no Event of Default has occurred and no Potential Default is continuing hereunder and (ii) Tenant has fully performed and satisfied all of its obligations under the Lease (including, without limitation and as applicable, its obligations relative to any Operational Transfer(s)), then the Security Deposit, or the remaining unapplied portion thereof, shall be paid or returned to Tenant within sixty (60) days after the expiration or termination of this

                                                                     Amberleigh

Lease and the surrender of the Premises to Landlord in the condition required hereunder; provided, however, that Landlord may retain an amount, as it shall reasonably determine, to secure the payment of any Rent, the amount of which Landlord is then unable to determine finally (and Landlord shall return any such retained amount to Tenant promptly following the final determination of such Rent amount and the full payment to Landlord of such Rent). The Security Deposit shall not be deemed an advance payment of Rent or a measure of Landlord's damages for any default hereunder by Tenant, nor shall it be a bar or defense to any action that Landlord may at any time commence against Tenant.

          3.5 Net Lease. Tenant's obligations to pay Rent under this Lease (i) are absolute and unconditional, (ii) constitute independent covenants, (iii) shall not require any notice from Landlord and (iv) shall be free of any offset, defense or counterclaim whatsoever. Without limiting the generality or efficacy of the foregoing, Tenant's obligations to pay Rent under this Lease shall not be subject to any condition that (a) Tenant or Landlord have obtained any Permit or Authorization, (b) Tenant be entitled (or otherwise able) to use the Leased Property for the Primary Intended Use or for any other purpose, or (c) any other condition precedent other than the occurrence of the Commencement Date. The Rent shall be paid absolutely net to Landlord, free of all Impositions, utility charges, operating expenses, insurance premiums or any other charges or expenses in connection with the Premises, without any rights of deduction, set-off or abatement, so that this Lease shall yield to Landlord the full amount of the installments of Fixed Rent, throughout the Term. This Lease is intended to be and shall be construed as an absolutely net lease pursuant to which Landlord shall not, under any circumstances or conditions, whether presently existing or hereafter arising, and whether foreseen or unforeseen by the parties, be required to make any payment or expenditure of any kind whatsoever or be under any other obligation or liability whatsoever, except as expressly set forth herein.

          3.6 Lease Guaranty. On the date hereof, Tenant shall cause to be delivered to Landlord the Lease Guaranty made by Guarantor guaranteeing all of Tenant's obligations under this Lease.

     4.   Impositions.

          4.1 Payment of Impositions. Subject to Section 13 relating to permitted contests, Tenant shall pay all Impositions payable during the Term as set forth in Section 3.2.1 and for any tax period occurring during the Term, irrespective of whether the Impositions for such tax period are due and payable after the Term. Tenant's obligation to pay such Impositions shall be deemed absolutely fixed upon the date such Impositions become a lien upon the Leased Property or any part thereof. If any refund shall be due from any taxing authority in respect of any Imposition paid by Tenant during the Term, the same shall be paid over to or retained by Tenant but only if no Event of Default shall have occurred hereunder and no Potential Default shall be continuing. If an Event of Default shall have occurred or a Potential Default shall be continuing hereunder, such refund shall be paid over to and retained by Landlord. If Tenant nevertheless receives such refund, Tenant shall, upon

                                                                     Amberleigh

receipt, promptly and without notice or demand, pay such refund over to Landlord in full. Any such funds retained by Landlord due to an Event of Default or Potential Default shall be applied as Landlord shall determine in its sole discretion, and if such funds are held due to a Potential Default, then the balance thereof (net of any costs incurred or paid by Landlord in connection with such Potential Default) shall be promptly refunded to Tenant if Tenant cures such Potential Default within the applicable cure period (if any) set forth in this Lease. In the event any Governmental Authority classifies any property covered by this Lease as personal property, Tenant shall file any personal property tax returns that are required with respect thereto. Subject to the terms of Section 13, Tenant may, upon notice to Landlord, at Tenant's option and at Tenant's sole cost and expense, protest, appeal, or institute tax contests to effect a reduction of real estate or personal property assessments and Landlord, at Tenant's expense as aforesaid, shall cooperate with Tenant in such protest, appeal, or other action to the extent required by law and reasonably requested by Tenant.

          4.2 Notice of Impositions. Landlord or Landlord's designee shall use reasonable efforts to give prompt written notice to Tenant of all Impositions payable by Tenant hereunder of which Landlord has received a written invoice or similar statement, provided, however, that any failure by Landlord to provide such notice to Tenant shall in no way relieve Tenant of its obligation to timely pay the Impositions. Tenant shall deliver to Landlord, not more than five (5) days prior to the due date of each Imposition, copies of the invoice for such Imposition, the check delivered for payment thereof and (if reasonably available) an original receipt evidencing such payment or other proof of payment satisfactory to Landlord.

          4.3 Adjustment of Impositions. Any Imposition imposed in respect of the tax-fiscal period during which the Term terminates or expires shall be adjusted and prorated between Landlord and Tenant, whether or not such Imposition is imposed before or after such termination or expiration, and Tenant's obligation to pay its prorated share thereof shall survive such termination or expiration.

     5. No Affect or Impairment, etc. The respective obligations of Landlord and Tenant shall not be affected or impaired by reason of (i) any damage to, or destruction of, any Leased Property or any portion thereof, from whatever cause, or any Condemnation of any Leased Property or any portion thereof (except as otherwise expressly and specifically provided in Section 15 or Section 16), (ii) the interruption or discontinuation of any service or utility servicing any Leased Property, (iii) the lawful or unlawful prohibition of, or restriction upon, Tenant's use of any Leased Property, or any portion thereof, due to the interference with such use by any Person or eviction by paramount title, (iv) any claim that Tenant has or might have against Landlord on account of any breach of warranty or default by Landlord under this Lease or any other agreement by which Landlord is bound, (v) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting Landlord or any assignee or transferee of Landlord, (vi) the revocation, suspension or non-renewal of any license, permit, approval or other Authorization, (vii) any withholding, non-payment, reduction or other adverse change respecting any Facility Provider Agreement or any Third Party Payor Program, (viii) any admissions hold under any Third Party Payor Program, or (ix) for any other cause whether similar or dissimilar to any of the

                                                                     Amberleigh

foregoing other than a discharge of Tenant from any such obligations as a matter of law. Tenant hereby specifically waives all rights, arising from any occurrence whatsoever, which may now or hereafter be conferred upon it by law
(x) to modify, surrender or terminate this Lease or quit or surrender any Leased Property or any portion thereof, or (y) that would entitle Tenant to any abatement, reduction, suspension or deferment of the Rent or other sums payable by Tenant hereunder. The obligations of Landlord and Tenant hereunder shall be separate and independent covenants and agreements and the Rent and all other sums payable by Tenant hereunder shall continue to be payable in all events unless and to the extent the obligations to pay the same shall be terminated by termination of this Lease as to any Leased Property other than by reason of an Event of Default.

     6.   Premises; Tenant's Personal Property.

          6.1 Ownership of the Premises. Tenant acknowledges that the Premises are the property of Landlord and that Tenant has only the right to the possession and use of the Premises upon and subject to the terms and conditions of this Lease. Notwithstanding anything to the contrary contained in this Lease, in the case of any easement or other rights that are appurtenant to any Leased Property, Tenant agrees that Landlord does not make any representation or warranty relative to Landlord's title thereto or whether such appurtenances are encumbered, and Landlord shall not be obligated to discharge any liens or encumbrances with respect to, or otherwise to defend, Landlord's right, title and interest, if any, in any such appurtenances. Tenant agrees that such appurtenances shall constitute Permitted Encumbrances, as to which Tenant shall have the obligations set forth in Section 8.2.6 and Section 23.

          6.2 Tenant's Personal Property. Tenant shall provide and maintain during the entire Term all such Tenant's Personal Property and Landlord's Personal Property as shall be necessary to maintain the Authorizations in effect and to operate each Facility in compliance with all licensure and certification requirements, in compliance with all applicable Legal Requirements and Insurance Requirements and otherwise in accordance with customary practice in the industry for the Primary Intended Use of each Leased Property. Except as otherwise agreed in writing by Landlord in its sole discretion, upon the expiration or earlier termination of this Lease as it applies to any Leased Property, (i) Tenant's Personal Property that is to be transferred to Landlord pursuant to Section 35 below shall include all of the foregoing required Tenant's Personal Property, and any other Tenant's Personal Property, in the Required Condition and (ii) Landlord's Personal Property shall be returned to Landlord, and left at or in such Leased Property, in the Required Condition.

          6.3 Landlord's Personal Property. Tenant may, from time to time, in Tenant's reasonable discretion, without notice to or approval of Landlord, sell or dispose of any item of Landlord's Personal Property; provided, however, that, unless such item is unnecessary for the operation of the Leased Property or is otherwise functionally obsolete (as determined by Tenant in its reasonable judgment), Tenant shall promptly replace such item with an item of similar quality, use and functionality, and any such replacement item (other than items that, by the terms of Section 35 below, are to be retained by Tenant upon the

                                                                     Amberleigh

expiration or termination of this Lease) shall, for purposes of this Lease, continue to be treated as part of "Landlord's Personal Property." Tenant shall, promptly upon Landlord's request from time to time, provide such information as Landlord may reasonably request relative to any sales, dispositions or replacements of Landlord's Personal Property pursuant to this Section 6.3.

     7.   Condition and Use of Each Leased Property.

          7.1 Condition of Each Leased Property. Tenant acknowledges receipt and delivery of possession of each Leased Property. Tenant is leasing each Leased Property "AS IS" "WHERE IS" and Tenant waives any claim or action against Landlord in respect of the condition of each Leased Property. LANDLORD MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF ANY LEASED PROPERTY OR ANY PART THEREOF, EITHER AS TO ITS FITNESS, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, OR OTHERWISE, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY TENANT. TENANT ACKNOWLEDGES THAT EACH LEASED PROPERTY HAS BEEN OPERATED BY TENANT AND TENANT'S AFFILIATES AND THAT TENANT BELIEVES EACH LEASED PROPERTY TO BE IN GOOD ORDER AND REPAIR AND SATISFACTORY FOR ITS PURPOSES HEREUNDER.

          7.2 Use of Each Leased Property.

               7.2.1 Primary Intended Use. During the entire Term, Tenant shall use each Facility (including, without limitation, the Leased Improvements thereon) solely for its Primary Intended Use (and shall not change, or consent to or acquiesce in the change of, such Primary Intended Use) and shall operate each Facility in a manner consistent with the manner of operation existing as of the Inspection Date and, if any Third Party Payor Programs apply to such Facility, sound reimbursement principles under any such Third Party Payor Programs. No use shall be made or permitted to be made of any Leased Property, and no acts shall be done, that would knowingly cause the cancellation of any insurance policy covering such Leased Property or any part thereof (and if any such insurance policy be canceled, Tenant shall immediately replace the same with an insurance policy satisfying all applicable requirements of this Lease), nor shall Tenant sell or otherwise provide to occupants or residents therein, or permit to be kept, used or sold in or about such Leased Property, any article that may be prohibited by any Legal Requirements or by the standard form of fire insurance policies, or any other insurance policies required to be carried hereunder, or fire underwriters' regulations.

               7.2.2 Authorizations Appurtenant. The Authorizations for any Facility shall, to the maximum extent permitted by law, relate and apply exclusively to such Facility, and Tenant acknowledges and agrees that, subject to all applicable Legal Requirements, the Authorizations are appurtenant to the Facilities to which they apply, both during and following the termination or

                                                                     Amberleigh

expiration of the Term. In jurisdictions where any other Authorization(s) is/are issued to a Tenant or its subtenant, as the Facility operator, Tenant agrees that (i) such other Authorizations shall nevertheless remain the property of Landlord and be held by Tenant or such subtenant, in trust for the benefit of Landlord pursuant to a revocable, temporary license that may be revoked by Landlord at any time after an Event of Default or Potential Default, and (ii) in connection with an Operational Transfer or as otherwise required by Landlord, Tenant shall cooperate with Landlord, in accordance with Section 37.1 hereof, to turn over all of Tenant's rights to the extent transferable in connection with such other Authorizations to Landlord or Successor Operator, as applicable. This
Section 7.2.2 shall survive the expiration or earlier termination of this Lease.

          7.3 Authorization Collateral. To the fullest extent permitted by applicable law, Tenant hereby grants to Landlord a first priority security interest in, and lien upon, all Authorizations issued to, leased or licensed to, or held by, Tenant, including, but not limited to, Tenant's interest in and rights under all Facility Provider Agreements, with respect to the Facilities (collectively, the "Authorization Collateral") to secure the performance of all of Tenant's obligations under this Lease, including, but not limited to, its obligation to engage in, assist with and facilitate any Operational Transfer. Tenant represents and warrants to Landlord that attached hereto on Schedule 7.3 is a detailed list and description of all of the Authorization Collateral. Notwithstanding anything contained herein to the contrary, Tenant shall not (under any circumstances) grant any lien upon, security interest in and to or otherwise pledge, encumber, hypothecate, transfer or assign, in whole or in part, the Authorization Collateral to any Person, irrespective of the priority of such security interest, pledge or hypothecation. The security interest and lien granted by this Section 7.3 shall be in addition to any lien of Landlord that may now or at any time hereafter be provided by law. The provisions of
Section 21.1.1.1 below shall be applicable to the security interest and lien referenced in this Section 7.3.

          7.4 Granting of Easements, etc. Landlord may, from time to time, with respect to any Leased Property: (i) grant easements, covenants and restrictions, and other rights in the nature of easements, covenants and restrictions, (ii) release existing easements, covenants and restrictions, or other rights in the nature of easements, covenants or restrictions, that are for the benefit of such Leased Property, (iii) dedicate or transfer unimproved portions of such Leased Property for road, highway or other public purposes, (iv) execute petitions to have such Leased Property annexed to any municipal corporation or utility district, (v) execute amendments to any easements, covenants and restrictions affecting such Leased Property and (vi) execute and deliver to any Person any instrument appropriate to confirm or effect such grants, releases, dedications and transfers (to the extent of its interests in such Leased Property) without the necessity of obtaining Tenant's consent provided that such easement or other instrument or action contemplated by this Section 7.4 does not unreasonably interfere with the conduct of the business of Tenant on such Leased Property. If any easement or other instrument or action contemplated by this Section 7.4 unreasonably interferes with the conduct of business by the applicable Tenant(s) at a Leased Property, Landlord shall obtain Tenant's prior written consent to such proposed easement, instrument or action, which consent may be granted or withheld by Tenant in its sole discretion (and which consent shall be deemed

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                                                                     Amberleigh

given if not expressly given or denied by Tenant, in writing, within five (5) Business Days of Tenant's receipt of such written request).

     8.   Negative and Affirmative Covenants of Tenant.

          8.1 Negative Covenants. Tenant covenants and agrees with Landlord that:

               8.1.1 Issuance of Equity Interests. No Tenant shall issue or allow to be created any stocks, shares, partnership or membership interests or other ownership interests in any Tenant, other than the stocks, shares, partnership or membership interests and other ownership interests that are outstanding on the date hereof or any security or other instrument that is outstanding on the date hereof and by its terms is convertible into or exchangeable for stock, shares, partnership or membership interests or other ownership interests in any Tenant.

               8.1.2 Change in Business or Organizational Status. No Tenant shall make any material change in the scope or nature of its business objectives or operations, or undertake or participate in activities other than in continuance of its present business. No Tenant shall amend, modify or alter its Tenant Org Docs or allow itself to be dissolved, voluntarily or involuntarily.

               8.1.3 Affiliate Transactions and Payments. No Tenant shall enter into, or be a party to, any transaction with an Affiliate of any Tenant or any of the partners, members or shareholders of any Tenant except in the ordinary course of business and on terms that are no less favorable to any Tenant or such Affiliate than would be obtained in a comparable arm's-length transaction with an unrelated third party; provided, however, Tenant may enter into management agreements with respect to each Facility with any Affiliate of any Tenant or any Guarantor which provide for management fees of up to five percent (5%) of the gross revenues of such Facility and provided further that any such Affiliate, as manager, as well as any other property manager of a Facility, shall enter into a subordination agreement relative thereto and in favor of Landlord on the terms set forth in Exhibit G attached hereto. After the occurrence of an Event of Default or Potential Default and until such Potential Default is cured, no Tenant shall make any payments or distributions (including, without limitation, salaries, bonuses, fees, principal, interest, dividends, liquidating distributions, management fees, cash flow distributions or lease payments) to any Guarantor or any Affiliate of any Tenant or any Guarantor, or any shareholder, member, partner or other equity interest holder of any Tenant, any Guarantor or any Affiliate of any Tenant or any Guarantor (excluding employees located at the Premises).

               8.1.4 ERISA. No Tenant shall engage in any transaction that would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Landlord of any of its rights under this Lease) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA. Each Tenant shall deliver to Landlord such certifications or other evidence from time to time throughout the Term, as requested by Landlord in its sole

                                                                     Amberleigh

discretion, that (i) except as provided on Schedule 8.1.4, such Tenant is not and does not maintain an "employee benefit plan", as defined in Section 3(3) of ERISA, that is subject to Title I of ERISA, or a "governmental plan" within the meaning of Section 3(3) of ERISA; (ii) such Tenant is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (iii) one or more of the following circumstances is true: (x) equity interests in such Tenant are publicly offered securities, within the meaning of 29 C.F.R. ss.2510.3-101(b)(2); (y) less than twenty-five percent (25%) of each outstanding class of equity interests in such Tenant are held by "benefit plan investors" within the meaning of 29 C.F.R. ss.2510.3-101(f)(2); or (z) such Tenant qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R. ss.2510.3-101(c) or (e).

               8.1.5 Debt Cancellation; Other Indebtedness; Guaranties. No Tenant shall cancel or otherwise forgive or release any claim or debt owed to any Tenant by any Person, except reasonable and customary write-offs of non-collectible accounts owed by residents or their estates and other cancellations made in the ordinary course of such Tenant's business. No Tenant shall create, incur, assume, or permit to exist any indebtedness other than (i) trade debt incurred in the ordinary course of Tenant's business (which shall not include so-called "accounts receivable" financing, which shall be governed by the terms of Section 21.2); or (ii) any AR Financing pursuant to Section 21.2. No Tenant shall create, incur, assume, or permit to exist any guarantee of any loan or other indebtedness except for the endorsement of negotiable instruments for collection in the ordinary course of business.

               8.1.6 Assets; Investing. No Tenant shall purchase or own any property other than property necessary for, or incidental to, the operation of the applicable Facility(ies) for its/their Primary Intended Use(s). No Tenant shall purchase or otherwise acquire, hold, or invest in securities (whether capital stock or instruments evidencing indebtedness) of any Person. No Tenant shall make loans or advances to any Person, except for cash balances temporarily invested in short-term or money market securities pursuant to Tenant's cash management system approved by Landlord or such other customary investments as may be approved by Landlord.

               8.1.7 Liens; Waste. No Tenant shall create, incur, assume or suffer to exist any lien (subject to any applicable right of Tenant to contest mechanic's liens under Section 13 below), charge, encumbrance, easement or restriction on any portion of any of the Leased Properties or the Lease Collateral other than a lien upon the Accounts Collateral that is consented to by Landlord in accordance with Section 21.2 below. No Tenant shall commit or suffer to be committed any waste on any Leased Property, nor shall any Tenant cause or permit any nuisance thereon. Tenant shall not take or omit to take any action, the taking or omission of which may materially impair the value or the usefulness of any Leased Property or any part thereof for its Primary Intended Use.

               8.1.8 Zoning. No Tenant shall initiate or consent to any zoning reclassification of any portion of any of the Leased Properties or seek any variance under any existing zoning ordinance or use (or permit the use of) any

                                                                     Amberleigh

portion of any of the Leased Properties in any manner that could result in such use becoming a non-conforming use under any zoning ordinance or any other applicable land use law, rule or regulation.

               8.1.9 Contracts. Except as may otherwise be expressly permitted under this Lease, no Tenant shall execute or modify any material contracts or agreements with respect to any Facility except for contracts and modifications approved by Landlord (which approval shall not be unreasonably withheld).
Contracts made in the ordinary course of business and that do not require aggregate payments in an amount in excess of $75,000.00 per Facility per annum or are cancelable upon thirty (30) days written notice or less without penalty shall not be considered "material" for purposes of this Section.

               8.1.10 No Joint Assessment. No Tenant shall suffer, permit or initiate the joint assessment of any Leased Property (i) with any other real property constituting a tax lot separate from such Leased Property, or (ii) with any portion of such Leased Property that may be deemed to constitute personal property, or any other procedure whereby the lien of any taxes that may be levied against any such personal property shall be assessed or levied or charged to such Leased Property.

               8.1.11 Use-Specific Negative Covenants. No Tenant shall:

                    8.1.11.1 Transfer any Authorizations to any location other than the Facility operated by such Tenant or as otherwise required by the terms of this Lease nor pledge any Authorizations as collateral security for any loan or indebtedness except as required by the terms of this Lease.

                    8.1.11.2 Rescind, withdraw, revoke, amend, supplement, or otherwise alter the nature, tenor or scope of (i) any Authorization for any Facility or (ii) except in the ordinary course of business, any applicable Facility Provider Agreement for any Facility.

                    8.1.11.3 Amend or otherwise change, by consent, acquiescence or otherwise, any Facility's licensed unit capacity and/or the number or type of units, licensed or otherwise, and/or the licensing category or type and/or the number of units, licensed or otherwise, participating in governmental payment programs, in each case as the same exist on the Commencement Date, or apply for approval of any of the foregoing amendments or changes, provided, however, that, notwithstanding the foregoing, Tenant may, without the prior approval of Landlord, (i) remove from service units at a particular Facility so long as the number of units in service at such Facility is not less than a number equal to ninety five percent (95%) of the number of licensed units for such Facility set forth in Schedule 17.1.13 attached hereto and further so long as any such removal from service does not impair the continued licensure of any such out-of-service units and (ii) make amendments or changes of the nature referenced in this Section so long as Tenant may, without the necessity of any governmental or other regulatory approval, consent of application, revoke or otherwise unwind any such amendments or changes and return to the pre-amendment and pre-change status quo.

                                                                     Amberleigh

                    8.1.11.4 Replace or transfer all or any part of any Facility's licensed units to another location or apply for approval of any such replacement or transfer.

                    8.1.11.5 Jeopardize in any manner any Tenant's participation in any material
Third Party Payor Program to which any Tenant is subject at any time during the Term.

                    8.1.11.6 Enter into any resident or resident care agreements with residents or with any other Persons that deviate in any material respect from the standard form customarily used by any Tenant at the applicable Facility.

                    8.1.11.7 Change the terms of any Facility Provider Agreement, any Third Party Payor Program or its normal billing, payment or reimbursement policies and procedures with respect thereto (including, without limitation, the amount and timing of finance charges, fees and write-offs); provided that a Tenant may enter into changes that do not have a material adverse effect on (i) the business or financial position or results of operations of such Tenant, (ii) the ability of such Tenant to perform, or of Landlord to enforce, the terms of this Lease or (iii) the value of the Leased Properties taken as a whole.

                    8.1.11.8 Assign or transfer any of its interest in any Authorization or assign, pledge, hypothecate, transfer or remove, or permit any other Person to assign, transfer, pledge, hypothecate or remove, any records pertaining to any Facility, including, without limitation, resident records and medical and clinical records (except for removal of such resident records as directed by the residents owning such records).

          8.2 Affirmative Covenants. Until all of Tenant's obligations hereunder have been performed and discharged in full, Tenant covenants and agrees as follows:

               8.2.1 Perform Obligations. Tenant shall perform or cause to be performed, as and when due, all of its obligations under this Lease and the Other Leases. In addition, Tenant shall perform or cause to be performed, as and when due, all of its material obligations (or any other obligations so required by Landlord) under the Authorizations (including, but not limited to, any Facility Provider Agreements), any Permitted Encumbrances, any Insurance Requirements, the Operations Transfer Agreement and any Legal Requirements. Prior to the date hereof, Tenant has taken all necessary action to obtain all Authorizations (including, but not limited to, the Facility Provider Agreements) required for the operation of each of the Facilities for its Primary Intended Use and shall take all necessary action to maintain such Authorizations (including, but not limited to, the Facility Provider Agreements) during the Term.

               8.2.2 Proceedings to Enjoin or Prevent Construction. If any proceedings are filed seeking to enjoin or otherwise prevent or declare invalid or unlawful Tenant's construction, occupancy, maintenance, or operation of any Facility or any portion thereof for its Primary Intended Use, Tenant shall cause such proceedings to be vigorously contested in good faith, and shall, without limiting the generality of the foregoing, use all reasonable commercial efforts

                                                                     Amberleigh

to bring about a favorable and speedy disposition of all such proceedings and any other proceedings.

               8.2.3 Documents and Information.

                    8.2.3.1  Furnish  Information.  Tenant  shall  (i)  promptly supply Landlord with such information concerning its financial condition, licensing, affairs and property as Landlord may reasonably request from time to time hereafter and in the format reasonably designated by Landlord and, without limitation of the foregoing, promptly, and in any event within fifteen (15) days, after a request from Landlord, Tenant shall provide to Landlord such additional information regarding Tenant, Tenant's financial condition or the Facilities as Landlord (including, without limitation, any existing or proposed lender or investor of Landlord or Ventas, Inc. or any existing or proposed Facility Mortgagee, or any auditor or underwriter of Landlord or Ventas, Inc.), may require from time to time; and (ii) promptly notify Landlord in writing of any Event of Default, any Potential Default and any other condition or event that constitutes a breach of any material term, condition, warranty, representation or provision of any other agreement between Landlord or its Affiliates and any Tenant, any Guarantor or any of their Affiliates, and of any adverse change in the financial condition of any Tenant, any Guarantor or ParentCo. Tenant shall notify Landlord, in writing and within five (5) Business Days, if any Tenant is advised, in writing, formally or informally, by its insurance carrier, reinsurance provider, accountants, actuary, any Governmental Authority, or any Third Party Payor Program provider of any actual, pending, threatened or contemplated increase in its reserves for expenses relating to malpractice or professional liability claims or any material increase in the premium costs for malpractice or professional liability insurance (any of the foregoing, a "Reserve Event").

                    8.2.3.2 Further Assurances. Tenant shall, upon request of Landlord from time to time, execute, deliver, and furnish such documents as may be necessary or appropriate to consummate fully the transactions contemplated under this Lease.

                    8.2.3.3 Material Communications. Tenant shall transmit to Landlord, within three (3) Business Days after receipt thereof (or immediately with respect to any correspondence related to any Jeopardy Event), any Actuarial Correspondence or any material and adverse communication (regardless of form) relating to (i) Tenant; (ii) any Guarantor; (iii) the ownership or operation of any Premises or any Other Leased Properties, including, without limitation, any Third Party Payor Program relating to the Leased Property or any Other Leased Properties, any Legal Requirements relating to the Leased Property or any Other Leased Properties, any Insurance Requirements relating to the Leased Property or any Other Leased Properties, any Facility Provider Agreements relating to the Leased Property or any Other Leased Properties, or any Authorizations relating to the Leased Property or any Other Leased Properties; or (iv) to the extent not otherwise described above, any of the respective rights, duties or obligations of Landlord or Tenant under this Lease. Tenant shall promptly respond to inquiries by Landlord with respect to such information. Tenant shall notify Landlord in writing promptly after any Tenant obtains knowledge of any potential, threatened or existing litigation or proceeding against, or investigation of, any Tenant, any Guarantor, any Affiliate of any Tenant or any

                                                                     Amberleigh

Guarantor or any Facility that may affect the right to operate one or more of the Facilities, any Facility Provider Agreements, any of the Authorizations, the right to receive regular reimbursement under any Third Party Payor Program or Landlord's title to any Facility or any Tenant's interest therein.

                    8.2.3.4 Operator Reports; Actuarial Reports. Tenant shall provide Landlord with accurate and complete copies of any and all of the census information concerning the number of licensed units occupied by bona fide residents, all cost reports, surveys, survey deficiency reports, monthly financial statements and other reports, materials and information concerning any Tenant, the Facilities and each Tenant's business operations and compliance with material laws, ordinances, rules or regulations, any material Authorizations (including, without limitation, any assisted living licenses) and any material Facility Provider Agreements that are submitted by Tenant to any Governmental Authorities or any provider pursuant to any Third Party Payor Program (including any Health Department), for any of the Facilities (the "Operator Reports") promptly, and in any event, within five (5) Business Days, after the submission thereof. All Operator Reports shall be accurate in all material respects as of the date of such Operator Reports. Tenant shall provide Landlord with any and all Actuarial Reports received by, or prepared by or on behalf of, any Tenant within ten (10) Business Days after the receipt or submission thereof by or to any Tenant.

               8.2.4 Compliance With Laws. Tenant shall comply with all applicable Insurance Requirements and all applicable Legal Requirements (and Landlord shall have no responsibility for such compliance). Tenant shall keep all applicable Authorizations and Facility Provider Agreements in full force and effect.

               8.2.5 Financial Covenants. The following financial covenants shall be met throughout the Term of this Lease:

                    8.2.5.1 Net Worth. Each Guarantor shall maintain for each fiscal quarter a Net Worth of not less than $45,000,000. Tenant shall maintain during each fiscal quarter an aggregate Net Worth of not less than $0.

                    8.2.5.2 [Intentionally Omitted]

                    8.2.5.3 Coverage Ratio. Tenant shall maintain for each fiscal quarter a Coverage Ratio with respect to each Facility of not less than ..50 to 1.0. 8.2.5.4 Portfolio Coverage Ratio. Tenant shall maintain, as of the end of each fiscal quarter commencing with the fiscal quarter ending on June 30, 2005, a Portfolio Coverage Ratio of not less than 1.00 to 1.00 calculated for all periods on a trailing twelve month basis. It shall be an Event of Default under this Lease if Tenant shall fail to maintain as of the end of each fiscal quarter a Portfolio Coverage Ration of not less than 1.00 to 1.00; provided, however, that it shall not be an Event of Default hereunder, if (i) the Portfolio Coverage Ratio is greater than or equal to .75 to 1.00, and (ii) within fifteen (15) days following the date on which Tenant was required to deliver its computation of the Portfolio Coverage Ratio for such fiscal quarter,

                                                                     Amberleigh

Tenant deposits with Landlord cash or a Letter of Credit in an amount that, had such amount been added to the Cash Flow for such 12-month period, the Portfolio Coverage Ratio for such period would have been equal to 1.00 to 1.00 (the "Difference"). The Difference will be held by Landlord as an addition to the Security Deposit and applied, held and returned by Landlord in accordance with the provisions of Section 3.4; provided, however, that if after the payment by Tenant to Landlord of the Difference, the Portfolio Coverage Ratio of 1.00 to
1.00 is satisfied for the two (2) most recent consecutive fiscal quarters and no Event of Default has occurred and no Potential Default is continuing, then
Landlord shall, upon Tenant's written request, promptly return to Tenant any unapplied Difference then held by Landlord. Notwithstanding the foregoing, Tenant shall not have the ability to cure a breach of the Portfolio Coverage Ratio by depositing the Difference for more than three (3) consecutive fiscal quarters.

               8.2.6 Permitted Encumbrances. Tenant shall, at its own cost, fully observe, perform and comply with all Permitted Encumbrances as the same apply to or bind Landlord or the Premises. No Tenant shall cause, or permit its respective Tenant Parties to cause, whether by act or omission, any breach of, default under or termination of any Permitted Encumbrance applicable to or binding upon Landlord or the Premises.

          8.3 [Intentionally Omitted]

          8.4 Fannie Mae Financing. Tenant shall comply with all of the covenants and obligations of Landlord and the owner and/or the tenant of the Leased Property set forth in the Fannie Mae Financing, other than the obligation of Landlord to make principal and interest payments thereunder. Without limiting the generality of the foregoing, Tenant shall cause to be kept and maintained in place and in effect, with Capital Senior Living Properties, Inc. and any other parties thereto, the Key Principal Agreement. Tenant shall cause Capital Senior Living Properties, Inc. and any other parties thereto to perform in a timely and complete manner, the Key Principal Agreement, including, without limitation, all obligations of the parties to the Key Principal Agreement to keep and maintain all cash and securities (if any) required thereunder from time to time. Any and all deposits required under the Key Principal Agreement shall be in addition to any and all deposits, reserves and other payments required of Tenant hereunder. Except as may relate solely to any failure by Landlord to pay any installment of principal or interest owing under the Fannie Mae Financing or to any fraud or misappropriation of funds by Landlord, Tenant shall be solely responsible for, and shall cause to be timely and fully satisfied, any and all liabilities (other than those for which Fannie Mae is responsible) described in the Key Principal Agreement and under any non-recourse carve-outs to the Fannie Mae Financing. Tenant shall deliver copies of any documents or correspondence it may receive or deliver relating to the Fannie Mae Financing, promptly following Tenant's receipt or delivery thereof. Provided that no Event of Default or Potential Default exists, Landlord will endeavor to deliver to Tenant copies of all notices of default under the Fannie Mae Financing from Fannie Mae to Landlord that are not also addressed (by "cc" or otherwise) to Tenant. If it is impossible for Tenant, using good faith reasonable efforts, to comply with any obligation relating to the Fannie Mae Financing, Tenant shall so notify Landlord and cooperate and assist Landlord in complying with any such obligation, as may be reasonably requested by Landlord from time to time.

                                                                     Amberleigh

          8.5 Operations Transfer Agreement. Tenant acknowledges and agrees that the Operations Transfer Agreement must be in full force and effect, and in form and substance satisfactory to Landlord, as of the Closing. Tenant agrees not to modify, waive or otherwise change any of the terms or conditions of the Operations Transfer Agreement after the same shall have been approved by Landlord, without in each instance the express prior written consent of Landlord. Tenant shall timely and fully perform, at Tenant's sole cost and expense, all of Tenant's obligations under the Operations Transfer Agreement, and Tenant shall take (or cause to be taken), at Tenant's sole cost and expense, any and all actions thereunder as may be reasonably requested by Landlord from time to time.

          8.6 P&S Agreement. Tenant shall cooperate in connection with the effectuation of the Closing and shall take any and all action with respect thereto as may be reasonably requested from time to time by Landlord. Without limiting the generality of the foregoing, neither Tenant nor any Tenant Party shall (to the extent within the control of Tenant or any Affiliate of Tenant) cause any default by the Seller under the P&S Agreement or otherwise cause any other event or circumstance that would delay, prohibit or otherwise interfere with the Closing. If, irrespective of fault, (i) the Closing does not occur due to either (a) any act or omission of Tenant or any Tenant Party or (b) the Buyer elects (irrespective of whether or not such election is permitted under the P&S Agreement) not to consummate the Closing due to a MAC Event, and (ii) all or part of the Earnest Money (as defined in the P&S Agreement) is forfeited or otherwise paid to the Seller, then Tenant shall immediately pay to Landlord an amount equal to the entire amount of the Earnest Money so forfeited or otherwise paid to the Seller. Without limiting the generality or efficacy of any other right or remedy under this Lease or any Other Lease, if any amounts owing from Tenant to Landlord are not immediately paid, then Landlord shall have the right to receive and retain the Security Deposit and any and all other security deposits, letters or credit and other items referenced in Section 17.6 below, and all such delinquent sums shall bear interest until fully paid at the Overdue Rate. Without limiting the generality or efficacy of the foregoing or of any of the provisions of Section 3.4 above, at all times between the Effective Date and the Closing, the aggregate amount of the Security Deposit and all of the cash security deposits held under the Other Leases shall at no time be less than One Million Seven Hundred Thousand Dollars ($1,700,000). Provided no Event of Default has occurred and no Potential Default is continuing, Landlord hereby agrees to give Tenant one (1) Business Day's advance notice of any termination of the P&S Agreement by the Buyer on account of a MAC Event. If within that one
(1) Business Day period, Tenant shall have paid to Landlord the sum of $2,000,000 in immediately available funds and Tenant shall have delivered to Landlord (and Landlord shall have actually received) a request by Tenant for an assignment of the Buyer's rights under the P&S Agreement, then upon Landlord's timely receipt of said funds and notice, Landlord shall cause the Buyer to assign to Tenant (if and to the extent assignable) any and all rights, title and interests of the Buyer under the P&S Agreement pursuant to an assignment and assumption agreement in form reasonably prepared by the Buyer. The provisions of this Section are a material inducement to the Buyer entering into the P&S Agreement and Landlord entering into this Lease, which neither such party would have done but for the obligations of Tenant under this Section.

                                                                     Amberleigh

     9.   Maintenance of Facilities.

          9.1  Maintenance and Repair.

               9.1.1 Facility Repair. Tenant, at its sole expense, shall keep each Leased Property (and Tenant's Personal Property) in good and safe order and repair, except for ordinary wear and tear and damage by Casualty and Condemnation (whether or not the need for such repairs occurs as a result of Tenant's use, any prior use, the elements or the age of such Leased Property, Tenant's Personal Property, or any portion thereof). Without limitation of the foregoing, Tenant shall promptly make (at Tenant's sole expense) all necessary and appropriate repairs and replacements (capital and otherwise) to each Facility, of every kind and nature, whether interior or exterior, structural or non-structural, ordinary or extraordinary, foreseen or unforeseen or arising by reason of a condition existing prior to the commencement of the Term (concealed or otherwise), including, but not limited to, any roof repairs or replacements or parking lot repairs or replacements, such that each Leased Property is maintained in the Required Condition for use for its Primary Intended Use. In addition, Tenant shall (at Tenant's sole expense) (i) maintain, repair and replace each Facility such that at all times during the Term, the Required Condition is satisfied and (ii) periodically replace the furnishings, fixtures and equipment of each Facility such that each Facility is refurbished not less frequently than that which is required from time to time in order to comply with general industry refurbishment standards for substantially similar facilities. Any and all such replacements shall constitute part of the Leased Property hereunder. Landlord may from time to time as to any one or more Leased Properties, and at Tenant's sole expense (but no more than once every two (2) years at Tenant's expense, when more frequent inspections are required under the Fannie Mae Financing), cause an engineer designated by Landlord, in its sole discretion, to inspect one or more Leased Properties and issue a report (a "Leased Property Condition Report") with respect to the condition of any such Leased Properties. Tenant shall, at its own expense, make any and all repairs or replacements reasonably recommended by such Leased Property Condition Report to meet the Required Condition. All repairs shall be made in a good and workmanlike manner and in accordance with all Legal Requirements relating to such work. Landlord shall not under any circumstances be required to repair, replace, build or rebuild any improvements on any Leased Property, or to make any repairs, replacements, alterations, restorations or renewals of any nature or description to any Leased Property, whether ordinary or extraordinary, structural or non-structural, foreseen or unforeseen, or to make any expenditure whatsoever with respect thereto, or to maintain any Leased Property in any way. Tenant hereby waives, to the extent permitted by law, the right to make repairs at the expense of Landlord pursuant to any law currently in effect or hereafter enacted. In addition, if any Leased Property Condition Report indicates that any Leased Property has not been properly serviced and maintained, then Landlord may require that Tenant procure and maintain, at Tenant's sole expense, service and maintenance contracts with duly licensed contractors or repair services (which contractors or repair services shall be acceptable to Landlord in its sole discretion) providing for regular maintenance and repair of any and all major systems serving that Leased Property, including, but not limited to, the HVAC systems, life safety systems, plumbing systems and elevator systems.

                                                                     Amberleigh

               9.1.2 Notice of Non-Responsibility. Except as expressly set forth in this Lease, nothing contained in this Lease and no action or inaction by Landlord shall be construed as: (i) constituting the consent or request of Landlord, express or implied, to any contractor, subcontractor, laborer, materialman or vendor to, or for the performance of, any labor or services or the furnishing of any materials or other property for the construction, alteration, addition, repair or demolition of or to any Leased Property or any part thereof; or (ii) giving Tenant any right, power or permission to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Landlord in respect thereof or to make any agreement that might create, or in any way be the basis for, any right, title, interest, lien, claim or other encumbrance upon the estate of Landlord in any Leased Property, or any portion thereof. Landlord may post, at Tenant's sole cost, such notices of non-responsibility upon, or of record against, any Leased Property to prevent the lien of any contractor, subcontractor, laborer, materialmen or vendor providing work, services or supplies to Tenant from attaching against the Premises. Tenant agrees to promptly execute and record any such notice of non-responsibility at Tenant's sole cost.

               9.1.3 Vacation and Surrender. Tenant shall, upon the expiration or sooner termination of the Term as to any Leased Property, vacate and surrender the applicable Leased Property to Landlord in the Required Condition consistent with the requirements of Section 9.1.1, except as repaired, rebuilt, restored, altered or added to as permitted or required by the provisions of this Lease and except for damage from Casualty or Condemnation. Each Leased Property so returned to Landlord shall include any and all Alterations, which shall be and remain the property of Landlord as part of such Leased Property (except for Alterations that Landlord requests, in writing, that Tenant remove, which Alterations shall be promptly and completely removed by Tenant). Tenant shall repair, at Tenant's sole cost, any damage to a Leased Property resulting from Tenant's vacation from or surrender of such Leased Property and/or the removal of any Alterations therefrom, whether effected by Tenant or Landlord.

          9.2 Encroachments. If any of the Leased Improvements on any Leased Property shall, at any time, encroach upon any property, street or right-of-way adjacent to such Leased Property, then, promptly upon the request of Landlord, Tenant shall, at its expense, subject to its right to contest the existence of any encroachment and, in such case, in the event of any adverse final determination, either (i) obtain valid waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, whether the same shall affect Landlord or Tenant, or (ii) make such changes in the Leased Improvements, and take such other actions, as Tenant, in the good faith exercise of its judgment deems reasonably practicable, to remove such encroachment, including, if necessary, the alteration of any of the Leased Improvements, and in any event take all such actions as may be necessary in order to be able to continue the operation of the Leased Improvements for the Primary Intended Use substantially in the manner and to the extent the Leased Improvements were operated prior to the assertion of such encroachment. Landlord hereby agrees not to direct Tenant to take any action pursuant to the immediately preceding sentence with respect to any encroachments that constitute Permitted Exceptions under the P&S Agreement and/or the deeds of conveyance delivered pursuant thereto, unless a governmental authority or other third party has threatened or

                                                                     Amberleigh

commenced any legal action or other proceeding with respect thereto. Any such alteration shall be made in conformity with the applicable requirements of
Section 11. Tenant's obligations under this Section 9.2 shall be in addition to and shall in no way discharge or diminish any obligation of any insurer under any policy of title or other insurance and Tenant shall not be entitled to a credit for any sums recovered by Landlord under any such policy of title or other insurance.

     10. Tenant's Representations and Warranties. Tenant hereby makes the following representations and warranties, as of the Effective Date, and again as of the Commencement Date, to Landlord and acknowledges that Landlord is granting the Lease in reliance upon such representations and warranties. Tenant's representations and warranties shall survive the expiration or termination of this Lease and, except to the extent otherwise specifically limited, shall continue in full force and effect, and remain true and correct, until Tenant's obligations hereunder have been performed in full.

          10.1 Organization and Good Standing. Tenant is a Texas corporation, duly organized, validly existing and in good standing under the laws of the State of Texas. Each Tenant is qualified to do business in and is in good standing under the laws of the State in which each Facility operated by such Tenant is located, (it being understood that in Arizona, as of the Effective Date, Tenant has filed all necessary applications and taken all other actions required in order to qualify to do business, but has not yet received confirmation thereof from the Arizona Secretary of State). Tenant has delivered true and complete copies of the documents, certificates and agreements pursuant to which each Tenant is organized to do business (the "Tenant Org Docs").

          10.2 Power and Authority. Each Tenant has the power and authority to execute, deliver and perform this Lease and to make itself jointly and severally liable for the obligations of each other Tenant. Each Tenant has taken all requisite action necessary to authorize the execution, delivery and performance of such Tenant's obligations under this Lease.

          10.3 Enforceability. This Lease constitutes a legal, valid, and binding obligation of each Tenant enforceable in accordance with its terms.

          10.4 Consents. The execution, delivery and performance of this Lease will not require any consent, approval, authorization, order, or declaration of, or any filing or registration with, any court, any Governmental Authority, or any other Person.


          10.5 No Violation. The execution, delivery and performance of this Lease (i) do not and will not conflict with, and do not and will not result in a breach of, any Tenant Org Docs; and (ii) do not and will not violate any order, writ, injunction, decree, statute, rule or regulation applicable to any Tenant or (to Tenant's knowledge) any of the Facilities.

          10.6 Reports and Statements. To Tenant's knowledge, all reports, statements (financial or otherwise), certificates and other data furnished by or

                                                                     Amberleigh

on behalf of Tenant or any Guarantor to Landlord in connection with this Lease, and all representations and warranties made herein or in any certificate or other instrument delivered in connection herewith, are true and correct in all material respects and (to Tenant's knowledge) do not omit to state any material fact or circumstance necessary to make the statements contained herein or therein, in light of the circumstances under which they are made, not misleading as of the date of such report, statement, certificate or other data.

          10.7 No Default. There is no existing Event of Default and there is no Potential Default. Landlord has performed all obligations of Landlord required to be performed hereunder as of the Effective Date.

          10.8 Adverse Matters. No Tenant nor (to Tenant's knowledge) any Tenant Parties have been disqualified from participating in either the Medicare or Medicaid programs. Without limitation of the foregoing, no Tenant nor (to Tenant's knowledge) any of their respective officers, directors, members or managing employees or other contractors, subcontractors, employees or agents has engaged in any activities that are prohibited under criminal law, or are cause for civil penalties or mandatory or permissive exclusion from any Third Party Payor Program or any governmental health care program. There is no, and there shall continue to be no, to Tenant's knowledge threatened, existing or pending revocation, suspension, termination, probation, restriction, limitation or non-renewal affecting any Tenant or any Facility with regard to participation in any Third Party Payor Program or the applicable Authorizations to which any Tenant or Facility presently or at any time hereafter is/are subject.

          10.9 Certification. Each Tenant has obtained or (if not currently obtainable) shall obtain on or before the Commencement Date, and shall at all times thereafter keep and maintain, any and all Authorizations necessary or advisable to operate its Facility(ies) for its Primary Intended Use and to be, and to continue to be, validly licensed and certified to operate its applicable Facility in accordance with all applicable governmental rules and regulations and the requirements of all applicable Governmental Authorities.

          10.10 No Reimbursement Audits or Appeals. To Tenant's knowledge there are no current, pending or outstanding reimbursement audits regarding any Third Party Payor Program nor any appeals pending at any Facility.

          10.11 No Recoupments Efforts. There are no current or pending recoupment efforts regarding any Third Party Payor Program at (or with respect to) any Facility. Tenant is not a participant in any federal program whereby any Governmental Authority may have the right to recover funds by reason of the advance of federal funds.

          10.12 Liability Reserves. For each Facility, the applicable Tenant or Guarantor has accrued, and will periodically (on an annual basis and upon any Reserve Event) accrue, reserves for expenses relating to malpractice and professional liability claims if and to the extent not covered by Tenant's insurance coverages, which reserves (if any) must be adequate and complete in the exercise of commercially reasonable judgment and normal commercial practice,

                                                                     Amberleigh

and, if applicable, which reserves have been, and will be, approved by its independent actuary.

          10.13 Primary Intended Use. To Tenant's knowledge, each Facility is being operated for its Primary Intended Use and contains the number of licensed and operational units described on Schedule 1 attached hereto.

          10.14 Compliance with Laws. To Tenant's knowledge, Tenant is in substantial compliance with all applicable federal, state and local laws, regulations and guidelines (including, without limitation, any government payment program requirements and disclosure of ownership and related information requirements), quality and safety standards, accepted professional standards and principles that apply to professionals providing services to assisted or independent living facilities, in each case, as applicable, accreditation standards, and requirements of applicable Governmental Authorities, including, without limitation, those requirements relating to the physical structure and environment of each Leased Property, licensing, quality and adequacy of medical care, distribution of pharmaceuticals, rate setting, equipment, personnel, operating policies, additions to facilities and services and fee splitting. To Tenant's knowledge, neither Tenant nor any Tenant Party has committed any act that may give any Governmental Authority the right to cause Tenant to lose any applicable Authorizations.

          10.15 Ownership of Authorizations. The Authorizations: (i) are not, and have not been, transferred to any location other than the Facility to which such Authorizations relate; (ii) are not, and have not been, pledged as collateral security for any loan or indebtedness other than pursuant to the terms of this Lease; (iii) are held free from restrictions or conflicts that would materially impair the use or operation of each Facility for its Primary Intended Use; and (iv) are not provisional, probationary or restricted in any way.

          10.16 Third Party Payor Programs. There is no threatened or pending revocation, suspension, termination, probation, restriction, limitation, fine, civil monetary penalty, recoupment or non-renewal affecting any Tenant or any Leased Property in respect of any Third Party Payor Programs to which Tenant or any Facility is subject. All cost reports and financial reports, if any, submitted by any Tenant pursuant to any Third Party Payor Program have been and will continue to be materially accurate and complete and have not been and will not be misleading in any material respects. No such cost report or financial report for any Leased Property has been audited or contested by the Governmental Authority or insurer receiving the same (other than audits or contests that have heretofore been completed or settled), and no such cost report or financial report remains "open" to audit or contest, if and to the extent that the Governmental Authority or insurer receiving the same has rules or procedures pursuant to which, due to the passage of time or otherwise, it may be precluded from auditing or contesting any such report.

          10.17 Service Contracts. There are no contracts of any kind relating to the management, operation, maintenance or repair of the Leased Property that are binding upon the owner of the Leased Property or that are otherwise

                                                                     Amberleigh

material, except for the "Service Contracts" (as defined in the P&S Agreement). All of the Service Contracts that are binding upon or affecting the Leased Property are identified on Schedule 6.2 to the P&S Agreement, and Tenant has delivered to Landlord (or made available by Tenant to Landlord at the Leased Property upon the Inspection Date) true and complete copies of the Service Contracts and all of the Service Contracts have been assigned to and assumed by Tenant.

          10.18 Utilities. All water, sewer, gas, electric, telephone, drainage and other utility equipment, facilities and services required by law or necessary for the operation of the Leased Property are installed and connected pursuant to valid permits, are (to Tenant's knowledge) adequate to service the Leased Property, and are in the Required Condition.

          10.19 Compliance with Laws and Codes. Because the Leased Property is an independent living and assisted living facility, it does not receive any reimbursements or other payments from Medicare or Medicaid and therefore is not subject to Medicare or Medicaid regulations or requirements.

          10.20 Insurance. Neither Tenant, Guarantor, nor any manager (if applicable) has been advised by its insurance carriers that it need make any reserves for expenses relating to malpractice or professional liability and no accountant, governmental or quasi-governmental authority has suggested to Tenant or any Affiliate of Tenant that such reserves are necessary or desirable. As of the Commencement Date, Tenant shall have in full force and effect the insurance coverages relating to each Project described in Section 14 herein (the
"Insurance Policies"). Tenant has not received any written notice from any insurance carrier alleging any defects or inadequacies with respect to the Facilities that, if not corrected, would result in termination of insurance coverage or increase in the normal and customary cost of any or all of the Insurance Policies.

          10.21 Documents. To Tenant's knowledge, none of the documents delivered by Tenant (or its Affiliates) to Landlord, the Buyer or their respective Affiliates prior to the Effective Date contain any untrue statement of a fact or omit to state a fact necessary to make the statement of fact contained therein misleading in any material respect.

          10.22 Physical Condition. Prior to the Effective Date, Tenant has delivered to Landlord true, correct and complete copies of any and all physical inspection reports prepared by or for Tenant or any Tenant Party, or that are in Tenant's or any Tenant Party's actual possession, relating to the Premises. Neither Tenant nor any Tenant Party has received any written notice alleging that the Premises contain any material structural defects. Neither Tenant nor any Tenant Party has received any notice of any impending order or requirement that would cause additional expenditures to be made to bring the Premises into compliance with any applicable legal requirement. To Tenant's knowledge, each Leased Property complies in all material respects with all applicable municipal, county, state and federal laws, regulations, ordinances and orders and with all applicable municipal health and building laws and regulations. No governmental authority having jurisdiction over Tenant or the Property has issued and delivered any citations with respect to any material deficiencies or other matters that fail to conform in all material respects to applicable statutes, regulations or ordinances and that have not been corrected

                                                                     Amberleigh

as of the Inspection Date or that shall not have been corrected on or prior to the Commencement Date.

          10.23 Compliance with Laws and Codes. To Tenant's knowledge, the Premises and the use and operation thereof, are in compliance in all material respects with all applicable municipal and other governmental laws, ordinances, rules, regulations, codes, licenses, permits and authorizations, including the Permits.

          10.24 Ownership. The Premises includes all real and personal property being used to operate the Facilities as assisted living and independent living (as applicable). As of the Effective Date and again as of the Commencement Date, the Premises are not subject to any management agreement, lease (other than Approved Residency Agreements and Approved Commercial Agreements) or other agreement for management, use or occupancy, other than the management agreements in favor of Tenant's Affiliate that are described on Schedule 10.24 attached hereto. Tenant has delivered to Landlord, prior to the Effective Date, a true, correct and complete list of all the Approved Commercial Agreements existing as to the Effective Date.

          10.25 Financial Information, Absence of Any Undisclosed Liabilities.

               10.25.1 Financial Information. To Tenant's knowledge, the Operator Reports and Financial Statements delivered by Tenant to Landlord are accurate and complete copies thereof and represent all of the Operator Reports and Financial Statements prepared and relied upon by any Tenant in the conduct of its respective business with respect to the periods covered therein. To Tenant's knowledge, the Operator Reports and the Financial Statements accurately set forth the results of the operations of the Leased Property in all material respects for the periods covered. The Operator Reports have been prepared in accordance with sound property management practices consistently applied during the periods described therein. The Financial Statements have been prepared in accordance with Generally Accepted Accounting Principles consistently applied during the periods described therein, and fairly present the assets and liabilities and the results from operations of the Leased Property. To Tenant's knowledge, there has been no material adverse change in the financial conditions or operation of the Premises since the periods covered by the Operator Reports and the Financial Statements. Tenant has no liabilities or obligations, and (to Tenant's best knowledge) there is no basis for any assertion against Tenant of any liability or obligations, except those liabilities or obligations that are
(a) fully reflected or adequately reserved against in the Financial  Statements,
(b) disclosed in this Agreement or in the schedules hereto, or (c) incurred in the ordinary course of business consistent with past practice from and after the date of the last Operator Reports, which in the aggregate are not material to Tenant.

               10.25.2 Absence of Certain Changes. Since the respective dates of the Operator Reports and the Financial Statements, Tenant has operated the Premises in the ordinary course, consistent with past practice, and no Tenant has: (i) suffered any known material adverse change or any event, occurrence, development or state of circumstances or facts which has had or could reasonably

                                                                     Amberleigh

be expected to result in or have an adverse effect on the ownership and operation of any Premises; (ii) incurred, assumed or guaranteed any indebtedness for money borrowed, or incurred any liabilities or obligations other than in the ordinary course of business; (iii) paid, discharged or satisfied any claim, lien or liability, other than those: (a) which were reflected or reserved against in the Financial Statements, and which will be paid, discharged or satisfied in the ordinary course of business consistent with past practice or (b) which were incurred and paid, discharged or satisfied since the date of the last applicable Financial Statement in the ordinary course of business consistent with past practice; (iv) written down the value of any inventory, or written off as uncollectible any notes, accounts or other receivables or any portion thereof, except in the ordinary course of business consistent with past practice; (v) leased or acquired any capital asset other than in the ordinary course of business; (vi) entered into any transaction with any of their respective affiliates, other than in the ordinary course of, and pursuant to the reasonable requirements of, the business at the Premises and upon terms that are no less favorable than could be obtained in a comparable transaction with a person who was not such an affiliate; or (vii) agreed to, or made any commitment to, do any of the foregoing.

          10.26 Separate Parcel. Each parcel of the Land is a separately zoned parcel.

          10.27 Re-Zoning. Tenant is not a party to nor is there (to Tenant's knowledge) any threatened proceeding for the rezoning of the Premises or any portion thereof, or the taking of any other action by governmental authorities that would have an adverse or material impact on the value of the Premises or use thereof.

          10.28 No Violations. Neither Tenant nor the Leased Property is the subject of any proceeding by any governmental agency, and no notice of any violation has been issued or (to Tenant's knowledge) threatened by a governmental agency that would, directly or indirectly, or with the passage of time:

                  (i)  Impact   Tenant's   ability  to  accept  and/or  retain
          residents at a Leased Property; or

                  (ii) Have an adverse effect on Tenant's ability to accept and/or retain residents or operate the Leased Property or result in the imposition of a fine or sanction; or

                  (iii) Modify, limit or annul or result in the transfer, suspension, or revocation or imposition of probationary use of any of the Operator Licenses.

          10.29 Real Estate Taxes. Except as may be included in the Documents heretofore delivered by Tenant to Landlord (if any), Tenant has not received any written notice of any proposed increase in the assessed valuation of the Premises. There is not now pending, and Tenant agrees that it will not, without the prior written consent of Landlord (which consent will not be unreasonably withheld or delayed), institute prior to the Commencement Date, any proceeding or application for a reduction in the real estate tax assessment of the Premises or any other relief for any tax year. There are no outstanding written agreements with attorneys or consultants with respect to real estate taxes that will be binding on Landlord or the Premises after the Commencement Date. Except

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                                                                     Amberleigh

as may be included in the Documents heretofore delivered by Tenant to Landlord (if any), no special assessments of any kind (special, bond or otherwise) are or have been levied against any Premises, or any portion thereof, that are outstanding or unpaid, and, none will be levied prior to Commencement Date.

          10.30 Permits. The Permits represent all of the permits, licenses, approvals, certificates, consents and other comparable authorizations from governmental or quasi-governmental authorities (including, but not limited to, any Governmental Authority) required or necessary to be issued or granted to Landlord, Tenant or (if applicable) Tenant's manager in connection with the operation and ownership of the Leased Property under applicable laws, ordinances, rules and regulations. To Tenant's knowledge, no Tenant is in material violation of any Permits, nor has Seller received any written notice alleging any material violation of any Permits. Schedule 10.31.6 contains an accurate and complete list of (i) all Permits (including any Operator Licenses),
(ii) the parties to whom the same have been issued and (iii) the parties who issue such Permits.

          10.31 Operation Matters.

               10.31.1 Operator Licenses. To Tenant's knowledge, Tenant has been issued (or will be issued prior to the Commencement Date) and is in good standing with respect to any and all. permits, licenses, approvals, accreditations and comparable authorizations (collectively, "Operator Licenses") from all applicable governmental and quasi-governmental authorities (including, but not limited to, any health department) necessary or advisable for the use, operation and maintenance of the applicable Premises and the conduct of business therein. To Tenant's knowledge, Tenant is not in violation of any law, ordinance, rule or regulation, relating to any Operator Licenses. To Tenant's knowledge, Tenant is not the subject of any investigation, proceeding or examination by any health department or other governmental or quasi-governmental authority commission, board or agency concerning an actual or alleged violation of any laws, ordinances, rules or regulations or any Operator Licenses. Tenant has timely paid all fines and other monetary relief required under, and shall timely satisfy (or cause to be satisfied) all remaining actions set forth in, the plan of correction related to that certain alleged OSHA violation pertaining to the Amberleigh property, which plan of correction was previously fully disclosed by Tenant to Landlord. To Tenant's knowledge, the Operator Licenses
(i) may not be, and have not been and will not be, transferred to any location other than the Premises; (ii) are not and will not be pledged as collateral security for any loan or indebtedness that will not be released on the Commencement Date; and (iii) are held and will remain free from restrictions or known conflicts which would materially impair the use or operation of the Premises and are not be provisional, probationary or restricted in any way. Notwithstanding the foregoing, Tenant makes no representation that it shall be able to obtain permanent replacement licenses of the sort described in Schedule
10.31.3 attached hereto prior to the Commencement Date, but agrees to use all commercially reasonable efforts to do so and to obtain any and all provisional Permits and Authorizations as may be necessary or appropriate in connection therewith as soon as is possible.

                                                                     Amberleigh

               10.31.2 Litigation, Proceedings and Investigations. No Tenant is involved in any litigation, proceeding, or investigation that challenges or impairs Tenant's right or ability to enter into or perform the Lease or that if determined or resolved would have a material adverse effect on the ownership, value or use of any of the Premises.

               10.31.3 Licensing Matters. With respect to the Premises, the Operator Licenses represent (to Tenant's knowledge) all of the licenses, permits, and approvals necessary in order to operate the Premises as independent living and assisted living facilities (as applicable), and Tenant has obtained (or shall cause to be obtained prior to the Commencement Date) all Operator Licenses. Notwithstanding the foregoing, Tenant makes no representation that it shall be able to obtain permanent replacement licenses of the sort described in
Schedule 10.31.3 attached hereto prior to the Commencement Date, but agrees to use all commercially reasonable efforts to do so and to obtain any and all provisional Permits and Authorizations as may be necessary or appropriate in connection therewith as soon as is possible. If any such licenses shall not have been obtained prior to the Commencement Date, then Tenant shall diligently and continuously pursue such licenses from and after the Commencement Date.

               10.31.4 Operator Reporting. To Tenant's knowledge, Tenant has delivered to Landlord accurate and complete copies of all of the census information concerning the number of units occupied by bona fide residents, monthly financial statements and other reports, materials and information concerning each Tenant's business operations and compliance with laws, ordinances, rules, regulations, Operator Licenses and Permits that are submitted by Tenant, for all of the Facilities, and the Operator Reports are accurate in all material respects.

               10.31.5 No Recoupments Efforts. To Tenant's knowledge, there are no current or pending Medicaid, Medicare or third party payor programs' recoupment efforts at the Premises.

               10.31.6 Permits and Licensing Matters. To Tenant's knowledge, (i)
Schedule 10.31.6 contains an accurate and complete list of all Permits, including the Operator Licenses, held by Tenant; (ii) there is no suspension, ban or limitation upon the admission of residents or residents to any of the Premises; and (iii) Tenant is not the subject of any investigation, proceeding or examination by any governmental or quasi-governmental agency relating to any Operator Licenses, nor has Tenant or any Tenant Party received any notice concerning an actual or alleged violation of any Operator Licenses.

          10.32 Taxes. Tenant has paid (or caused to be paid) any and all taxes, withholding and other Impositions relating to the operation of the Leased Property, which, if not timely paid, Tenant would impose any lien or other liability upon Landlord, any Premises or any portion thereof.

          10.33 Environmental Matters.

                                                                     Amberleigh

               10.33.1 No Violations. To Tenant's knowledge, the Premises have been and continue to be owned and operated in compliance with all Environmental Laws. There have been no past claims, complaints, notices, correspondence or requests for information received by Tenant or any of its Affiliates with respect to any violation or alleged violation of any Environmental Law, any releases of Hazardous Substances or with respect to any corrective or remedial action for or cleanup of the Premises or any portion thereof.

               10.33.2 Hazardous Substances. Neither Tenant nor any of its Affiliates has transported, disposed of or treated, or arranged for the transportation, disposal or treatment of, any Hazardous Substances to or from the Premises. No oral or written notification of a release or discharge of a Hazardous Substance has been filed by or on behalf of, or received by, Tenant or any of its Affiliates with respect to any of the Premises and none of the Premises are listed or (to Tenant's knowledge) proposed for listing, on the National Priorities List promulgated pursuant to CERCLA (as these things are commonly understood) or on any similar state list of sites requiring investigation or clean-up.

               10.33.3 Underground Storage Tanks. To Tenant's knowledge, there are no underground storage tanks at, in, under or about the Premises. Tenant has not removed any underground storage from the Premises.

               10.33.4 Asbestos and Polychlorinated Biphenyls. To Tenant's knowledge, no asbestos, polychlorinated biphenyls or urea formaldehyde is or has been present at the Premises, nor have any of the foregoing been removed by Tenant from the Premises.

               10.33.5 Liens. To Tenant's knowledge, there are no environmental liens on any of the Land or Improvements, and no governmental actions have been taken or (to Tenant's knowledge) are in process that could subject any of the Land or Improvements to such liens.

               10.33.6 Notices. Except as may be described in the Documents delivered by Tenant to Landlord (if any), to Tenant's knowledge, Tenant has not received any written notice from any federal, state or local governmental authority or other person with respect to any actual or alleged violation by Tenant or any of its Affiliates of any Environmental Law in connection with the Premises or the conduct of business thereon.

          10.34 Assumed Indebtedness. In connection with the delivery of the Documents, Tenant has delivered to Landlord true, correct and complete copies of all promissory notes, mortgages, deeds of trust, loan agreements, assignments of leases and rents, security agreements, financing statements and other instruments evidencing or securing the Assumed Indebtedness, including, without limitation, any and all supplements and amendments thereto (collectively, the "Fannie Mae Documents"). To Tenant's knowledge, no indebtedness or security interests encumber the Property or any portion thereof other than the Fannie Mae Loan Documents. Attached hereto as Schedule 10.34 is a true, correct and complete description of the Assumed Indebtedness as of the Effective Date, including, without limitation, the outstanding balance of each such loan and the outstanding balances of all reserves and escrows held by or for the Lender. The

                                                                     Amberleigh

Fannie Mae Loan Documents are not cross-collateralized or cross-defaulted with any other indebtedness or property other than such other debt in favor of Fannie Mae that is secured by the premises described in the Other Leases. As of the Commencement Date, Tenant shall have paid all assumption and similar fees due or owing in connection with the Landlord's assumption of the Assumed Indebtedness under this Agreement, and the Assumed Indebtedness shall be current and free of any default under the Fannie Mae Loan Documents.

          10.35 P&S Agreement. To the extent not otherwise addressed above (and without limiting or qualifying the foregoing representations or warranties in any way), to Tenant's knowledge, all of the representations and warranties of the Seller under the P&S Agreement are true and correct in all material respects as of the date originally made and as of the date of this Lease, and do not omit to state any material fact or circumstance necessary to make the statements contained herein or therein, in light of any circumstances under which they are made, not misleading as of the date originally made or as of the date of this Lease.

     11.  Alterations.

          11.1 Alterations. Tenant shall not (i) make any Capital Alterations on or to any Leased Property, (ii) enlarge or reduce the size of any Facility and/or (iii) make any Capital Alterations or other Alterations that would tie in or connect with any improvements on property adjacent to the Land. Tenant may, without Landlord's consent, make any alterations, additions, or improvements (collectively, with the alterations described in items (i) - (iii) of the preceding sentence, "Alterations") to any Leased Property if such Alterations are not of the type described in clause (i), (ii) or (iii) above, so long as in each case: (w) the same do not (A) decrease the value of the Leased Property,
(B) affect the exterior appearance of the Leased Property, or (C) affect the structural components of the Leased Property or the main electrical, mechanical, plumbing, elevator or ventilating and air conditioning systems for any Facility,
(x) the same are consistent in terms of style, quality and workmanship to the original Leased Property and Fixtures, (y) the same are constructed and performed in accordance with the provisions of Section 11.2 below and (z) the cost thereof does not exceed, in the aggregate, $250,000.00 for any consecutive twelve (12) month period with respect to any single Facility. Except for those limited Alterations that expressly do not require Landlord's consent pursuant to the preceding sentence, all Alterations shall be subject to Landlord's prior written consent, in Landlord's discretion. To the extent Landlord's prior written consent shall be required in connection with any Alterations, Landlord may impose such conditions thereon in connection with its approval thereof as Landlord deems appropriate. Notwithstanding the foregoing, Landlord agrees that painting, landscaping, and replacement of floor coverings, wall coverings and window coverings shall be deemed Alterations that do not require Landlord's consent and do not need to meet the requirements set forth in Sections 11.2.1,
11.2.4 and 11.2.7 below,  so long as the same meet the  requirements  of clauses
(x) and (y) above, and the cost thereof shall not be counted towards the above-referenced $250,000 threshold.

          11.2 Construction Requirements for all Alterations. Whether or not Landlord's consent is required, for all Alterations of any Leased Property, the

                                                                     Amberleigh

following shall apply and shall be in addition to and not in lieu of any other requirements that Landlord may impose on Tenant in connection with the making of any Alterations and the following shall apply whether or not Landlord's consent to the subject Alteration is required:

               11.2.1 Plans and Specifications. Prior to commencing any Alterations, Tenant shall have submitted to Landlord a written proposal describing in reasonable detail such proposed Alteration and shall provide to Landlord for approval (or information, in the case of Alterations that do not require Landlord's consent) such plans and specifications, permits, licenses, construction budgets and other information (collectively, the "Plans and Specifications") as Landlord shall request, showing in reasonable detail the scope and nature of the proposed Alteration.

               11.2.2 Permits. Such construction shall not commence until Tenant shall have procured and paid for all municipal and other governmental permits and authorizations required therefor (as well as any permits or approvals required in connection with any Permitted Encumbrance), and Landlord shall join in the application for such permits or authorizations whenever such action is necessary; provided, however, that (i) any such joinder shall be at no liability, cost or expense to Landlord; and (ii) any Plans and Specifications required to be filed in connection with any such application that require the approval of Landlord shall have been so approved by Landlord.

               11.2.3 No Impairment. Such construction shall not, and prior to commencement of such construction Tenant's licensed architect or engineer, if any, shall certify to Landlord that such construction shall not, impair the structural strength of any component of the applicable Facility or overburden or impair the operating efficiency of the electrical, water, plumbing, HVAC or other building systems of any such Facility.

               11.2.4 Compliance Certification. Prior to commencing any Alterations, Tenant's licensed architect or engineer, if any, shall certify to Landlord that the Plans and Specifications conform to and comply with all applicable building, subdivision and zoning codes, laws, ordinances, regulations and other Legal Requirements.

               11.2.5 Parking. During and following completion of such construction, the parking that is located on the Land adjoining the applicable Facility shall remain adequate for the operation of such Facility for its Primary Intended Use and in no event shall such parking be less than is required by any applicable Legal Requirements or was located on the Land adjoining such Facility prior to such construction.

               11.2.6 Materials; Quality. All work done in connection with such construction shall be done promptly and in a good and workmanlike manner using good quality materials and in conformity with all Legal Requirements built to the standards of the Required Condition.

               11.2.7 As-Builts. Promptly following the completion of the construction of any Alterations, Tenant shall deliver to Landlord: (i) "as built" drawings of any Capital Alterations included therein, certified as

                                                                     Amberleigh

accurate by the licensed architect or engineer, if any, selected by Tenant to supervise such work; and (ii) a certificate from Tenant's licensed architect or engineer, if any, certifying to Landlord that such Alterations have been completed in compliance with the Plans and Specifications and all applicable Legal Requirements.

               11.2.8 Certificate of Occupancy. If, by reason of the construction of any Alteration, a new or revised certificate of occupancy for any component of the applicable Facility is required, Tenant shall obtain such certificate in compliance with all applicable Legal Requirements and furnish a copy of the same to Landlord promptly upon receipt thereof.

               11.2.9 Lien Waivers. Upon completion of any Alteration, Tenant shall promptly deliver to Landlord final lien waivers from each and every general contractor and subcontractor that provided goods or services in connection with such Alteration indicating that such contractor or subcontractor has been paid in full for such goods or services, together with such other evidence as Landlord may reasonably require to satisfy Landlord that no liens have been created in connection with such Alteration.

          11.3 Capital Expenditures Account.

               11.3.1 Required Capital Expenditures. In order to assure the maintenance of the Premises in the Required Condition, Tenant agrees to expend, during each Lease Year, an amount (the "Required Capital Expenditures Amount") equal to the product of (i) the Required Per Unit Annual Capital Expenditures Amount times (ii) the aggregate number of licensed units at the Facilities (subject to Section 11.3.4 below, prorated for any partial Lease Year and adjusted in the event of any mid-Lease Year change in the number of licensed units at the Facilities) on repairs, replacements and improvements to the Premises (other than any part of Landlord's Personal Property or Tenant's
Personal Property) that (x) in accordance with GAAP, constitute capital expenditures, (y) are contemplated by the Annual Capital Expenditure Budget approved by Landlord or have otherwise been reasonably approved by Landlord and
(z) have been completed in a good, workmanlike and lien free fashion and in compliance with all Legal Requirements and the terms Sections 11.1 and 11.2 applicable to any Alterations (herein, "Capital Expenditures"). Within forty-five (45) days following the end of each Lease Year (and within forty-five
(45) days following the expiration or termination of this Lease), Tenant shall deliver to Landlord a report (a "Capital Expenditures Report"), certified as true, correct and complete by Tenant pursuant to an Officer's Certificate, summarizing and describing in reasonable detail all of the Capital Expenditures made by Tenant during the preceding Lease Year (or partial Lease Year, if applicable), on both an aggregate basis and broken down for each Facility, and such receipts and other information as Landlord may reasonably request relative to the Capital Expenditures made by Tenant during the applicable Lease Year (or partial Lease Year, if applicable). If the amount of the Capital Expenditures so made and reported by Tenant during a particular Lease Year (or partial Lease Year, if applicable) (the "Actual Capital Expenditures Amount") is less than the Required Capital Expenditures Amount applicable to such period, Tenant shall, on or prior to the due date of the Capital Expenditures Report for such period, deposit (herein, a "Capital Expenditures Deposit") into an interest bearing

                                                                     Amberleigh

account (the "Capital Expenditures Account") under the sole dominion and control of Landlord (or any Facility Mortgagee) an amount equal to the amount by which the Required Capital Expenditures Amount for the applicable period exceeds the Actual Capital Expenditures Amount for such period. If the Actual Capital Expenditures Amount so made and reported by Tenant during a particular Lease Year (or partial Lease Year, if applicable) is greater than the Required Capital Expenditures Amount applicable to such period, then, provided no default or Event of Default has occurred and no Potential Default is continuing, within five (5) Business Days after Tenant's presentation of its Capital Expenditures Report reflecting such greater expenditure (if Landlord is holding the Capital Expenditures Account) or within five (5) Business Days after Landlord's receipt of the necessary funds from the Facility Mortgagee that is holding the Capital Expenditures Account (if a Facility Mortgagee is holding the Capital Expenditures Account), Landlord shall pay to Tenant the lesser of (x) the amount by which the Actual Capital Expenditures Amount so made and reported by Tenant during a particular period exceeds the Required Capital Expenditures Amount for such period or (y) the amount of funds in the Capital Expenditures Account.

               11.3.2 Capital Expenditures Account. The Capital Expenditures Account shall be maintained with a Lending Institution reasonably satisfactory to Landlord or with any Facility Mortgagee. Except for losses resulting solely and directly from any negligence or willful misconduct of Landlord, Landlord shall not be liable to Tenant or any other Person for any decline in the value of the funds held in the Capital Expenditures Account. Furthermore, neither Landlord nor any Facility Mortgagee shall bear responsibility for the financial condition of, nor any act or omission by, any Lending Institution at which the Capital Expenditures Account is located. The interest from deposits into the Capital Expenditures Account shall be retained in the Capital Expenditures Account to be applied in accordance with the terms of this Section 11.3. Tenant hereby grants to Landlord a first priority security interest in the Capital Expenditures Account pursuant to the Uniform Commercial Code (the "UCC") of the State whose laws govern the perfection of such security interest, and the provisions of Section 21.1.1.1 below shall be applicable to such security interest. Upon the occurrence of any Potential Default or any Event of Default, Landlord or any Facility Mortgagee may apply any funds held in the Capital Expenditures Account to cure such Potential Default or Event of Default or on account of any damages suffered or incurred by Landlord in connection therewith. In connection with any assignment of Landlord's interest under this Lease, the assigning Landlord or any predecessor shall have the right, to transfer all amounts in the Capital Expenditures Account and still in its possession or control to such assignee and, upon such transfer, the assigning Landlord or any such predecessor, as the case may be, transferring any such amounts shall thereupon be completely released from all liability with respect to such amounts so transferred, and Tenant shall look solely to said assignee in reference thereto.

               11.3.3 Disposition of Capital Expenditures Account. As described above, within forty-five (45) days following the expiration or termination of this Lease, Tenant shall deliver to Landlord a Capital Expenditures Report with respect to the Lease Year or partial Lease Year immediately preceding such

                                                                     Amberleigh

expiration or termination, and, if applicable, make a deposit into the Capital Expenditures Account. If, on the basis of such Capital Expenditures Report, Tenant is entitled to a payment as described in Section 11.3.1 above, then, notwithstanding anything to the contrary contained in such Section 11.3.1, such payment shall be due and payable to Tenant only as and when the conditions of
Section 3.4.3 for the return of the Security Deposit have, been met. Except as provided in the preceding sentence, upon the expiration or termination of this Lease, all funds in the Capital Expenditures Account (including, without limitation, any funds that are required to be deposited therein by Tenant with respect to the Lease Year or partial Lease Year immediately preceding such expiration or termination) shall automatically and without further action of the parties become the property of Landlord, without any obligation on Landlord's part to credit Tenant in any manner therefor. The obligations of Landlord and Tenant under this Section 11.3 shall survive the expiration or termination of this Lease.

               11.3.4 Certain Divisions and Calculations. In the event that this Lease is terminated as to one or more Leased Properties (but not all of the Premises) on account of any event, circumstance or transaction to which Section
17.9 or Section 40 is applicable, then, for purposes of dividing any amounts then held in the Escrow Account or the Capital Expenditures Account between the amounts that will continue to be held under this Lease and the amounts that will be transferred to corresponding accounts under a New Lease entered into pursuant to Section 40 hereof or for any other purpose under this Lease, any such amounts so held in the Escrow Account or the Capital Expenditures Account shall be allocated to and among each terminated, and each non-terminated, Leased Property as determined by Landlord, in its sole discretion if any such termination results from an Event of Default and otherwise in its reasonable discretion. In addition, in the event of (i) any termination of this Lease as to one or more Leased Properties (but not all of the Premises) on account of any New Lease under Section 40 or (ii) any combination of leases pursuant to Section 39, calculations of the applicable amounts of the Required Capital Expenditures
Amount, Actual Capital Expenditures Amount, required Capital Expenditures Deposits and similar items shall be made with respect to the Transferred Premises (in the case of Section 40) or the combined properties under the
Section 39 Lease (in the case of Section 39) the same as if all of such Transferred Premises or combined properties, as applicable, had been under the New Lease or Section 39 Lease relating thereto, as applicable, during any partial Lease Year preceding the Property Transfer Date (in the case of Section
40) or Section 39 Date (in the case of Section 39) applicable thereto.

          11.4 Annual Capital Expenditure Budget. Within thirty (30) days prior to the commencement of each calendar year, Tenant shall deliver to Landlord, at Tenant's expense, a budget (the "Annual Capital Expenditure Budget") setting forth Tenant's reasonable estimate of the capital repairs, replacements and improvements to the Premises that Tenant anticipates will be necessary in such calendar year to comply with the maintenance, repair and replacement obligations contained in Section 9 hereof and maintain the Leased Properties in the Required Condition. The Annual Capital Expenditure Budget shall be subject to Landlord's approval (which approval shall not be unreasonably withheld) for purposes of determining and confirming that the capital repairs, replacements and improvements are sufficient to satisfy Tenant's obligations pursuant to Section

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                                                                     Amberleigh

9 hereof; provided, however, that the grant by Landlord of its approval to any Annual Capital Expenditure Budget shall not be deemed a consent, acknowledgement or agreement on Landlord's part that such capital repairs, replacements or improvements are sufficient to satisfy Tenant's obligations pursuant to Section 9 hereunder. Tenant shall perform any and all capital repairs, replacements or improvements contemplated by the Annual Capital Expenditure Budget within twenty-four (24) months after the commencement of the Lease Year to which such Annual Capital Expenditure Budget relates. If Tenant has not completed such capital repairs, replacements or improvements within such twenty-four (24) month period, Landlord may, but shall not be obligated to, complete such capital repairs, replacements or improvements, in which case Landlord may reimburse itself for the cost of any such work by withdrawing funds from the Capital Expenditures Account sufficient to pay for such capital repairs, replacements or improvements, and Tenant shall, within ten (10) days following demand therefor by Landlord, (i) restore to the Capital Expenditures Account any amount so withdrawn therefrom and paid to Landlord and (ii) to the extent there were insufficient funds in the Capital Expenditures Account fully to reimburse Landlord for the cost of such work, pay to Landlord any remaining unreimbursed amount. In the event of any payment by Tenant pursuant to subsection (i) and/or
(ii) above, Tenant shall be entitled to include the amount thereof in its next Capital Expenditures Report.

     12. Liens. Subject to the provisions of Section 13 below governing a permitted contest by Tenant, Tenant will not, directly or indirectly, create or allow to remain, and will promptly discharge at its expense, any lien, encumbrance, attachment, title retention agreement or claim upon any Leased Property or any attachment, levy, claim or encumbrance in respect of the Rent, not including, however, (i) liens for those taxes of Landlord that Tenant is not required to pay hereunder, (ii) liens for Impositions or for sums resulting from noncompliance with Legal Requirements, so long as (1) the same are not yet payable or (2) such liens are in the process of being contested as permitted by
Section 13, (iii) liens of mechanics, laborers, materialmen, suppliers or vendors for sums either disputed in good faith or not yet due, provided that (1) such lien and such reserve or other appropriate provisions as shall be required by law or generally accepted accounting principles shall have been made therefor and (2) any such liens are in the process of being contested as permitted by
Section 13, and (iv) any liens that are expressly the responsibility of Landlord hereunder. Notwithstanding the foregoing, Tenant shall bond over any lien affecting the applicable Leased Property if Landlord shall request or if any applicable Facility Mortgagee shall so require.

     13. Permitted Contests. Tenant, on its own or on Landlord's behalf (or in Landlord's name), but at Tenant's expense, may contest, by appropriate legal proceedings, conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Imposition or any lien, attachment, levy, encumbrance, charge or claim not otherwise permitted by
Section 12, provided that (i) in the case of an unpaid Imposition, lien, attachment, levy, encumbrance, charge, or claim, the commencement and continuation of such proceedings shall suspend the collection thereof from Landlord and from the applicable Leased Property, (ii) neither the applicable Leased Property nor any Rent therefrom nor any part thereof or interest therein would be reasonably likely to be in danger of being sold, forfeited, attached or lost, (iii) Tenant shall indemnify and hold harmless Landlord and the Landlord

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                                                                     Amberleigh

Indemnified Parties from and against any Losses incurred by Landlord or the Landlord Indemnified Parties in connection with any such contest or as a result thereof, (iv) Tenant shall give such security as may be reasonably demanded by Landlord to insure ultimate payment of, or compliance with, the same and to prevent any sale or forfeiture of the affected Leased Property or the Rent by reason of such non-payment or non-compliance; provided, however, the provisions of this Section 13 shall not be construed to permit Tenant to contest the payment of Rent or any other sums payable by Tenant to Landlord hereunder, (v) in the case of the contest of an Insurance Requirement, the coverage required by
Section 14 shall be maintained, and (vi) if such contest is resolved against Landlord or Tenant, Tenant shall, as Additional Rent due hereunder, pay to the appropriate payee the amount required to be paid, together with all interest and penalties accrued thereon, within ten (10) days after such determination (or within such shorter period as may be required by the terms of such determination), and comply, within any cure period allowed therefor by the applicable agency or authority (or if no such cure period shall be allowed or specified by the applicable agency or authority, promptly and diligently following the effective date of such determination); provided, however, that this subsection (vi) is not intended, and shall not be construed, to afford Tenant any cure or grace period beyond the effective date of any final unappealable determination. Landlord, at Tenant's expense, shall execute and deliver to Tenant such authorizations and other documents as may reasonably be required in any such contest, and, if reasonably requested by Tenant or if Landlord so desires, shall join as a party therein. The terms of this Section 13 shall survive the expiration or sooner termination of this Lease.

     14.  Insurance.

          14.1 General Insurance Requirements. Tenant shall obtain and maintain, or cause to be maintained, insurance for Tenant and the Leased Properties providing insurance coverages of such types, against such risks, in such amounts, with such deductibles and self-insurance retentions and with such endorsements as (i) Landlord, in its reasonable discretion, from time to time deems (1) commercially reasonable (in light of such factors, including, without limitation, the availability and cost of particular types and amounts of coverages) and/or (2) consistent with the insurance coverages that are maintained by owners of properties similar to the Leased Properties or (ii) as may be required from time to time by any Facility Mortgagee, but with such insurance coverages at all times to include (without limitation of the preceding provisions for greater coverages) at least the following minimum coverages:

               14.1.1 Coverage for loss or damage by fire, lightning, wind and such other perils as are included in a standard "all risk" or "special causes of loss" endorsement and against loss or damage by other risks and hazards covered by a standard property insurance policy, including, but not limited to, riot, civil commotion, vandalism, malicious mischief, burglary and theft, relative to each Leased Property, in each case (i) in an amount equal to one hundred percent (100%) of the Full Replacement Cost of such Leased Property; (ii) containing an agreed amount endorsement with respect to the Leased Improvements and Tenant's Personal Property at such Leased Property waiving all co-insurance provisions; and (iii) containing (a) an "Ordinance or Law Coverage" or "Enforcement" endorsement and (b) "demolition" insurance and "increased cost of construction" insurance, if any of the Leased Improvements at, or the use of, such Leased

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                                                                     Amberleigh

Property shall at any time constitute legal non-conforming structures or uses. In addition, each Tenant shall at a minimum obtain: (y) flood hazard insurance, in the event that any portion of the Leased Improvements at any Leased Property is currently or at any time in the future located in a federally designated "special flood hazard area", and (z) earthquake insurance, in the event that any Leased Property is located in an area with a high degree of seismic activity, provided that the insurance pursuant to clauses (y) and (z) hereof shall be on terms consistent with the comprehensive all risk insurance policy required under this Section 14.1.1.

               14.1.2 Commercial general liability insurance against claims for personal injury, bodily injury, death or damage to the Leased Properties occurring upon, in or about each Leased Property, such insurance (i) to be for a combined limit, excluding umbrella coverage, of not less than One Million and No/100 Dollars ($1,000,000.00) per occurrence with not less than a Three Million and No/100 Dollars ($3,000,000.00) general aggregate limit and (ii) to cover at least the following: (1) premises and operations; (2) products and completed operations on an "if any" basis; (3) independent contractors; (4) blanket contractual liability for legal contracts; (5) contractual liability covering indemnities, if any, given by Tenant contained in the Facility Mortgage, if any, applicable to the Leased Property, to the extent the same is available; (6) broad form property damage; (7) personal injury (including death resulting therefrom); (8) healthcare professional liability, as to any facility with assisted living operations, and (9) a liquor liability endorsement if alcoholic beverages are sold at any Leased Property.

               14.1.3 Business interruption insurance (i) with loss payable to Landlord; (ii) covering all risks required to be covered by the insurance provided for in Section 14.1.1 above; (iii) in an amount sufficient to avoid any co-insurance penalty and to provide proceeds that will, in Landlord's sole discretion, cover a period of not less than twelve (12) months from the date of casualty or loss; and (iv) containing an extended period of indemnity endorsement that provides that, after the physical loss to the applicable Leased Property has been repaired, the continued loss of income will be insured until such income returns to the same level it was prior to the loss or the expiration of not less than eighteen (18) months from the date of the loss, whichever first occurs, and notwithstanding that the policy may expire prior to the end of such period.

               14.1.4 At all times during which Alterations or structural construction or repairs are being made with respect to any of the Leased Improvements, and only if the Leased Properties' coverage form does not otherwise apply, (i) owner's contingent or protective liability insurance covering claims not covered by or under the terms or provisions of the above mentioned commercial general liability insurance policy; and (ii) the insurance provided for in Section 14.1.1 above written in a so-called builder's risk completed value form (1) on a non-reporting basis, (2) against all risks insured against pursuant to Section 14.1.1 above, (3) including permission to occupy the Leased Properties, and (4) with an agreed amount endorsement waiving co-insurance provisions.

                                                                     Amberleigh

               14.1.5 Workers' compensation insurance, subject to the statutory limits of the State in which the applicable Leased Property is located, and employer's liability insurance with limits of at least One Hundred Thousand and No/100 Dollars ($100,000.00) per accident and per disease, per employee, and at least Five Hundred Thousand and No/100 Dollars ($500,000.00) aggregate in respect of any work or operations on or about any Leased Property, or in connection with any Leased Property or its operation (if applicable).

               14.1.6 Broad form boiler and machinery insurance (without exclusion for explosion) covering all boilers or other pressure vessels, machinery, and equipment located in, on or about any Leased Property (including "system breakdown coverage") and insurance against loss of occupancy or use arising from any breakdown of such equipment.

               14.1.7 Umbrella liability insurance in addition to primary coverage in an amount not less than Fifteen Million and No/100 Dollars ($15,000,000.00) per occurrence on terms consistent with the commercial general liability insurance policy required under Section 14.1.2 above and covering all claims typically covered by an umbrella liability policy.

               14.1.8 Motor vehicle liability coverage for all owned and non-owned vehicles, including, but not limited to, rented and leased vehicles, containing limits per occurrence, including umbrella coverage, of not less than One Million and No/100 Dollars ($1,000,000.00).

               14.1.9 If alcoholic  beverages  are sold at any Leased  Property,
so-called   "dramshop"  insurance  or  other  liability  insurance  required  in connection with the sale of alcoholic beverages.

               14.1.10 Insurance against employee dishonesty.

          14.2  Policies;  Certificates.  All insurance  provided for in Section
14.1 above shall be obtained under valid and enforceable policies (individually, a "Policy" and, collectively, the "Policies") and shall be subject to the approval of Landlord. Not less than two (2) Business Days (provided that if such insurance renewal or expiration dates coincide with the commencement of any Extended Term, than said two Business Day period shall automatically increase to fourteen days) prior to the expiration date of each Policy, a certificate of insurance or other binder in form and substance acceptable to Landlord, evidencing the renewal of such Policy, accompanied by evidence satisfactory to Landlord of payment of the premiums then due thereunder (the "Insurance
Premiums"), shall be delivered by Tenant to Landlord. Tenant shall deliver certified copies of the Policies to Landlord prior to the date hereof and thereafter upon Landlord's written request. All Policies must have a term of not less than one (1) year.

          14.3 Blanket and Loss Limit Policies. If, as to any Leased Property, the amount of coverage from time to time required hereunder is reduced or

                                                                     Amberleigh

diminished on account of claims pertaining to other premises or otherwise, then Tenant shall immediately replenish and supplement such coverages to the limits required under Section 14.1.

          14.4 Additional Insured; No Separate Insurance. All Policies provided for or contemplated by Section 14.1 above, except for the Policy referenced in
Section 14.1.5, shall name each applicable Tenant as the insured and Landlord and any Facility Mortgagee(s) and its/their successors and/or assigns as additional insureds, as its/their interests may appear, and, in the case of property damage, loss of rent, business interruption, terrorism, boiler and machinery, flood and earthquake insurance, shall contain a so-called New York standard non-contributing mortgagee clause in favor of Landlord or any Facility Mortgagee, as applicable, providing that the loss thereunder shall be payable to Landlord or such Facility Mortgagee, as applicable. Tenant shall not, on Tenant's own initiative or pursuant to the request or requirement of any third party, (i) take out separate insurance concurrent in form or contributing in the event of loss with that required in this Section 14 to be furnished by Tenant or
(ii) increase the amounts of any then existing insurance by securing an additional policy or policies, unless all parties having an insurable interest in the subject matter of the insurance, including in all cases Landlord and all Facility Mortgagees, are included therein as additional insureds and the loss is payable under such insurance in the same manner as losses are payable under this Lease. Tenant shall immediately notify Landlord of the taking out of any such separate insurance or of the increasing of any of the amounts of the then existing insurance by securing an additional policy or policies.

          14.5 Policy  Requirements.  All Policies of insurance  provided for in
Section 14.1 shall contain clauses or endorsements to the effect that, or otherwise operate such that:

                  (i) no act or negligence of Tenant or any Tenant Party, or failure to comply with the provisions of any Policy, that might otherwise result in a forfeiture or impairment of the insurance or any part thereof, shall in any way affect the validity or enforceability of the insurance insofar as Landlord or any Facility Mortgagee is concerned;

                  (ii) the Policy shall not be materially amended (other than to increase the coverage provided thereby) or canceled without at least thirty (30) days' written notice to Landlord, any Facility Mortgagee and any other party named therein as an additional insured or loss payee;

                  (iii) neither Landlord nor any Facility Mortgagee shall be liable for any Insurance Premiums thereon or subject to any assessments thereunder; and

                  (iv) a customary waiver of subrogation rights under all property insurance policies (including, without limitation, the coverages described in Sections 14.1.1, 14.1.3 and 14.1.6 above) and commercial general liability insurance policies (including, without limitation, the coverages described in Sections 14.1.2 and 14.1.7 above) as to Landlord and any Facility Mortgagee.

                                                                     Amberleigh

          14.6 Evidence of Compliance. If at any time Landlord is not in receipt of written evidence that all insurance required hereunder is in full force and effect, Landlord shall have the right, without notice to Tenant (except as may be expressly required below), to take such action as Landlord deems necessary to protect its interest in the Leased Properties, including, but not limited to, the obtaining of such insurance coverages as Landlord in its sole discretion deems appropriate (it being understood that Landlord shall endeavor to give Tenant at least one (1) Business Days' oral or written notice thereof, unless such coverage shall have already expired, in which case no such notice shall be required), and all out-of-pocket premiums incurred by Landlord in connection with any such action or in obtaining any such insurance and keeping it in effect shall be paid by Tenant to Landlord upon demand and shall bear interest at the Overdue Rate until paid.

          14.7 Foreclosure; Transfer. In the event of foreclosure of any Facility Mortgage or other transfer of title to any Leased Property, all right, title and interest of the applicable Tenant in and to the Policies then in force concerning the Leased Properties and all proceeds payable thereunder shall thereupon vest in the purchaser at such foreclosure or in Landlord, Facility Mortgagee or other transferee in the event of such other transfer of title.

          14.8 Insurance Company. The Policies shall be issued by one or more insurance companies, duly qualified to do business in the jurisdictions where the Leased Properties are located and rated A-: VII or better by A.M. Best and having a claims-paying ability of at least "A" or its equivalent by each of the Rating Agencies, or by a syndicate of insurers through which at least seventy-five percent (75%) of the coverage (if there are four (4) or fewer members of the syndicate) or at least sixty percent (60%) of the coverage (if there are five (5) or more members of the syndicate) is with carriers having such claims-paying ability ratings (provided that all such carriers shall have claims-paying ability ratings of not less than "A" or the equivalent by each of the Rating Agencies).

     15.  Damage and Destruction.

          15.1 Notice of Casualty. If any Leased Property shall be destroyed, in whole or in part, or damaged by Casualty, Tenant shall give prompt written notice thereof to Landlord and any Facility Mortgagee, in no event more than five (5) Business Days after the occurrence of a Casualty, but immediately with respect to any material Casualty. Within fifteen (15) days after the occurrence of a Casualty, or as soon thereafter as such information is reasonably available to Tenant, Tenant shall provide the following information to Landlord: (i) the date of the Casualty; (ii) the nature of the Casualty; (iii) a description of the damage or destruction caused by the Casualty, including, but not limited to, the type of Leased Property damaged, the area of the Leased Improvements damaged and the general extent of such damage; (iv) a preliminary estimate of the cost to repair, rebuild, restore or replace the Leased Property; (v) a preliminary estimate of the schedule to complete the repair, rebuilding, restoration or replacement of the Leased Property; (vi) a description of the anticipated property insurance claim, including, but not limited to, the name of the insurer, the insurance coverage limits, the deductible amounts, the expected settlement amount (if and when known) and the expected settlement date (if and when known); and (vii) (if and when known) a description of the business

                                                                     Amberleigh

interruption claim, including, but not limited to, the name of the insurer, the insurance coverage limits, the deductible amounts, the expected settlement amount and the expected settlement date. Tenant shall provide Landlord with copies of any and all material correspondence to and from the insurance provider within five (5) Business Days after Tenant's receipt or submission thereof and provide any other information reasonably requested by Landlord.

          15.2 Substantial Destruction. Except as otherwise set forth herein, if a Facility is substantially destroyed or rendered Unsuitable For Its Primary Intended Use by a Casualty at any time during the Term, Landlord may elect to terminate this Lease with respect to the Leased Property on which such Facility is located by providing written notice to Tenant within ninety (90) days of the date upon which Tenant notifies Landlord of the Casualty, which termination shall be effective as of the date of Tenant's receipt of such notice. If
Landlord elects to terminate, then Landlord shall receive any and all of the insurance proceeds payable by reason of the Casualty (the "Casualty Insurance Proceeds") and Tenant shall within five (5) Business Days pay to Landlord an amount equal to any uninsured deductible, and as of the date of such termination, the applicable Leased Property shall be deleted from this Lease and the provisions of Section 17.9 governing a deletion of a Leased Property after Casualty shall be applicable. If Landlord does not elect to terminate, then Tenant shall promptly rebuild and restore the Leased Property in accordance with
Section 15.4 below and Landlord shall make the Casualty Insurance Proceeds available to Tenant for such restoration only pursuant to, and in accordance with, Section 15.5 below. The term "substantially destroyed" means any Casualty resulting in the loss of use of fifty percent (50%) or more of the total units at the Facility located on the relevant Leased Property or that would require more than fifty percent (50%) of the value of the Leased Improvements to restore.

          15.3  Partial  Destruction.  If a  Leased  Property  is  damaged  by a
Casualty but the Facility(ies) located on such Leased Property is not substantially destroyed or rendered Unsuitable For Its Primary Intended Use, then, subject to the requirements of any Facility Mortgage binding upon, or secured by, the Leased Property, Tenant shall restore the Leased Property in accordance with the requirements of Section 15.4 below and Landlord shall make the Casualty Insurance Proceeds available to Tenant for such restoration pursuant to Section 15.5 below. Notwithstanding the foregoing, if such Casualty shall occur during the final Lease Year of the Term and the repair and restoration resulting from the same would cost, according to the Landlord's reasonable estimate, more than $200,000 per Facility, then Landlord shall have the right to terminate this Lease with respect to such Leased Property and retain any Casualty Insurance Proceeds, by delivering notice of such election to Tenant within ninety (90) days of its receipt of notice from Tenant of such Casualty, which termination shall be effective as of the date such notice of termination from Landlord is received by Tenant, whereupon Tenant shall immediately pay to Landlord the amount of any uninsured deductible and the applicable Leased Property shall be deleted herefrom pursuant to Section 17.9 below governing the deletion of a Leased Property in connection with a Casualty.

                                                                     Amberleigh

          15.4 Restoration.

               15.4.1 Commencement of Restoration. Within forty-five (45) days after the earliest to occur of (i) Tenant's receipt of notice from Landlord directing Tenant to restore a Leased Property damaged or destroyed by a Casualty, (ii) in the case of a Casualty that results in Landlord having the option to terminate this Lease as to the affected Leased Property pursuant to
Section 15.2 or Section 15.3, the expiration of the period in which Landlord may exercise such option to terminate if Landlord fails to affirmatively elect to terminate this Lease with respect to such Leased Property, or (iii) in the case of damage to a Leased Property by Casualty that does not result in the substantial destruction or the rendering Unsuitable For Its Primary Intended Use of the applicable Facility(ies), and that does not occur during the final Lease Year of the Term, the date of such Casualty, Tenant shall furnish to Landlord complete plans and specifications (the "Restoration Plans and Specifications") describing the work Tenant intends to undertake to restore the applicable Leased Property (the "Work") for Landlord's approval, which approval shall not be unreasonably withheld. The Restoration Plans and Specifications shall be prepared in accordance with good and customary construction and design practices and bear the signed approval thereof by an architect licensed to do business in the State where the applicable Leased Property is located and shall be accompanied by a written estimate from the architect containing the projected cost of completing the Work. The Restoration Plans and Specifications shall contemplate Work of such nature, quality and extent that, upon the completion thereof, the Leased Property shall be at least equal in value and general utility to its value and general utility prior to the Casualty and shall be adequate to operate the applicable Facility(ies) for its Primary Intended Use. Tenant shall satisfy all of the terms and conditions set forth in Sections
11.2.1 through 11.2.4 hereof relative to Alterations as to the Work and the Restoration Plans and Specifications.

               15.4.2 Permits. Prior to the commencement of the Work, Tenant shall furnish to Landlord certified or photostatic copies of all permits and contracts required by any and all applicable Legal Requirements or Insurance Requirements in connection with the commencement and conduct of the Work.

               15.4.3 Conduct of Work. Upon satisfaction of the requirements set forth in Section 15.4.1 and Section 15.4.2 above, Tenant shall perform the Work diligently and in a good, workmanlike and lien-free fashion, in accordance with
(i) the Restoration Plans and Specifications; (ii) the permits and contracts referred to in Section 15.4.2 above; and (iii) all applicable Legal Requirements and other requirements of this Lease.

          15.5 Disbursement of Insurance Proceeds. Tenant shall use commercially reasonable efforts to complete the Work on or prior to the estimated completion date provided by its architect. If Landlord is required or elects to apply any Casualty Insurance Proceeds toward repair or restoration of the applicable Facility, provided Tenant is diligently performing the Work in accordance with this Lease, Landlord shall disburse such Casualty Insurance Proceeds as and when required by Tenant in accordance with normal and customary practice for the payment of a general contractor in connection with construction projects similar

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                                                                     Amberleigh

in scope and nature to the Work, including, at Landlord's option, the withholding of 10% of each disbursement of such Casualty Insurance Proceeds until the Work is completed as evidenced by a certificate of occupancy or similar evidence issued upon an inspection by the applicable Governmental Authority and proof has been furnished to Landlord that no lien or liability has attached or will attach to the applicable Leased Property or to Landlord in connection with the Work. Upon the completion of the Work and the furnishing of such proof, the balance of the Casualty Insurance Proceeds payable to Tenant on account of the Work shall be paid to Tenant as and when the terms of Sections
15.4.1 through 15.4.3 have been complied with. Prior to any final disbursement of Casualty Insurance Proceeds, Tenant shall satisfy all of the conditions set forth in Sections 11.2.5 through 11.2.9 relative to Alterations as to the Work, as well as provide evidence reasonably satisfactory to Landlord that any amounts required to be paid by Tenant in connection with such Work pursuant to Section
15.6 below have been paid in full. Notwithstanding anything contained herein to the contrary, any Facility Mortgagee may retain and disburse the Casualty Insurance Proceeds and Tenant shall comply with the requests and requirements of such Facility Mortgagee in connection with the Work and the disbursement of Casualty Insurance Proceeds.

          15.6 Insufficient Proceeds/Risk of Loss. If the Casualty Insurance Proceeds are not sufficient to pay the costs of the Work in full, Tenant shall nevertheless remain responsible, at its sole cost and expense, to complete the Work. Tenant expressly assumes all risk of loss, including, but not limited to, a decrease in the use, enjoyment or value of the Leased Property from any Casualty whatsoever, whether or not insurable or insured against. Tenant shall pay any insurance deductible and any other uninsured Losses.

          15.7 Excess Proceeds. Provided no Event of Default has occurred and no Potential Default is continuing and this Lease is not terminated pursuant to
Section 15 with respect to the Leased Property on which the applicable Facility is located, any amount by which the Casualty Insurance Proceeds exceed the amount necessary to complete the Work shall be promptly paid by Landlord to Tenant, provided, however, that any such excess Casualty Insurance Proceeds shall be paid by Landlord to Tenant only following the disbursement of Casualty Insurance Proceeds necessary to complete the Work in accordance with Section 15.5.

          15.8 Landlord's Inspection. During the progress of the Work, Landlord and Landlord's Representatives may, from time to time, inspect the Work and the Leased Property. If, during such inspection or otherwise, Landlord and Landlord's Representatives determine that the Work is not being done in accordance with the Restoration Plans and Specifications, this Lease or any Legal Requirements, upon receipt by Tenant from Landlord of a written notice setting forth in reasonable specificity and detail any defect in the Work, Tenant will cause corrections to be made to any such defect.

          15.9 Not Trust Funds. Notwithstanding anything herein or at law or in equity to the contrary, none of the Casualty Insurance Proceeds, or Award on account of any Condemnation, that may be paid to Landlord as herein provided shall be deemed trust funds, and Landlord shall be entitled to dispose of such Casualty Insurance Proceeds or Award as provided in this Section 15 or in
Section 16 or Section 17.6 below, as applicable.

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
                                                                     Amberleigh

          15.10 Waiver. Tenant waives any statutory rights of termination that may arise by reason of any Casualty or Condemnation.

          15.11 Facility Mortgagee. Notwithstanding anything contained herein to the contrary, in the event that any Facility Mortgagee elects to require that any Casualty Insurance Proceeds in connection with any Casualty, or the Award in connection with any Condemnation, be applied by Landlord to reduce the outstanding principal balance of any loan secured by any Leased Property, Landlord may elect, in its sole discretion and by written notice to Tenant, delivered promptly after the receipt by Landlord of written notice of such election from Facility Mortgagee, to terminate this Lease as to the Leased Property affected by such Casualty or Condemnation, in which event the provisions of Section 17.9 governing a deletion of one or more Leased Properties from this Lease after a Casualty or Condemnation shall apply. Notwithstanding anything contained in Section 15 or Section 16 hereof, Tenant shall remain liable for any uninsured portion of any Casualty or the cost of any restoration not covered by an Award in the event this Lease is terminated as to the applicable Leased Property pursuant to Section 15 or Section 16 hereof. In the event a Facility Mortgagee so elects to apply any Casualty Insurance Proceeds or Award in reduction of a loan secured by a particular Leased Property and Landlord elects not to exercise its above-described termination right as to such Leased Property, Landlord shall be obligated to disburse its own funds in replacement for any Casualty Insurance Proceeds or Award so applied by the Facility Mortgagee, and, in such event, Landlord's own funds shall be disbursed to Tenant from time to time as, when and subject to the satisfaction of the same terms, conditions and requirements as would have governed the disbursement of the Casualty Insurance Proceeds or Award that Landlord's funds replace (e.g., the requirements of Section 15.5 shall continue to be required to be satisfied as a pre-condition to any disbursement of Landlord's funds).

     16.  Condemnation.

          16.1 Parties' Rights and Obligations. If during the Term there is any Condemnation of all or any part of any Leased Property, the rights and obligations of the parties shall be determined by this Section 16.

          16.2 Total Taking. If any Leased Property is totally taken by Condemnation, this Lease shall terminate as to such Leased Property on the Date of Taking, in which event the provisions of Section 17.9 governing the deletion of one or more Leased Properties from this Lease upon a Condemnation shall apply. In the event of a total taking by Condemnation of any Leased Property, the Award shall be solely the property of Landlord, whether such damages shall be awarded as compensation for diminution in value of the leasehold or the fee estate of the Premises; provided, however, Tenant shall be entitled to any damages specifically attributable to reasonable removal and relocation costs included in the Award.

          16.3 Partial Taking. If any portion of any Leased Property is taken by Condemnation, this Lease shall remain in effect as to such Leased Property if the Facility(ies) located thereon is not thereby rendered Unsuitable For Its Primary Intended Use as reasonably determined by Landlord, but if the

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                                                                     Amberleigh

Facility(ies) is/are thereby rendered Unsuitable For Its Primary Intended Use, this Lease shall terminate as to such Leased Property on the Date of Taking, in which event the provisions of Section 17.9 governing the deletion of one or more Leased Properties from this Lease upon a Condemnation shall apply. If, as a result of any such partial taking by Condemnation, this Lease is not terminated as provided above, Tenant's obligation to make payments of Rent and to pay all other charges required under this Lease shall remain unabated during the Term notwithstanding such Condemnation. In the event of any partial taking by Condemnation of any Leased Property, the entire Award shall belong to and be paid to Landlord, except that, subject to the rights of any Facility Mortgagees, Tenant shall be entitled to receive from the Award, if and to the extent such Award specifically includes such item, the following: (i) a sum specifically attributable to Tenant's Personal Property and any reasonable removal and relocation costs included in the Award; and (ii) a sum specifically attributable to the cost of restoring the Leased Property in accordance with Section 16.4 hereof; and (iii) a sum specifically attributable to the interruption of business operations, which sum, if and to the extent received by Landlord, shall be credited against payments of Rent and other charges due from Tenant to Landlord under this Lease unless the taking permanently removes from operation a material number of units in the Facility on any Leased Property, in which event, from and after such taking, the Fixed Rent hereunder for such Leased Property shall be equitably abated, as determined by Landlord, in its reasonable discretion, provided that in no event shall any such abatement exceed (on an annual basis) an amount in excess of eight percent of the condemnation award retained by Landlord with respect to such taking and not applied to repair or restore such Facility.

          16.4 Restoration. If there is a partial taking by Condemnation of any Leased Property and this Lease remains in full force and effect pursuant to
Section 16.3, Tenant at its cost shall accomplish all necessary restoration, which restoration activities shall be performed in accordance with the terms and conditions applicable to Work under Section 15.

          16.5 Temporary Taking. The taking of any Leased Property, or any part thereof, by military or other public authority shall constitute a taking by Condemnation only when the use and occupancy by the Condemnor has continued for longer than four (4) months. During any such four (4) month period, all the provisions of this Lease shall remain in full force and effect and Rent shall continue without abatement or reduction.

     17.  Default.

          17.1 Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default" under this Lease:

               17.1.1 Payment Default. Tenant fails to make payment of the Rent or any other sum payable under or pursuant to the terms of this Lease when the same becomes due and payable and such failure is not cured within four (4) days after such due and payable date.

               17.1.2 Certain Covenant Defaults. Tenant fails to observe or perform any term, covenant or agreement on its part to be performed or observed

                                                                     Amberleigh

in the time and manner set forth in Section 3.4.3, Section 8.1.11, Section 8.2.5, (subject to any express cure rights set forth in Section 8.2.5.4),
Section 12 (subject to any express contest rights set forth in Section 13), item
(vi) of Section 13, Section 14.1, Section 14.2, Section 14.5, Section 20.1 (i.e., delivery of the subordination agreement set forth therein within the relevant time period described therein), Section 24, Section 25.2 or Section 25.12.

               17.1.3 Reporting Obligations. Any Tenant fails to observe or perform any term, covenant or other obligation of Tenant set forth in Section 25 hereof and such failure is not cured within a period of five (5) days after receipt of written notice thereof from Landlord.

               17.1.4 General Covenant Defaults. Tenant fails to observe or perform any term, covenant or condition of this Lease not specifically provided for in this Section 17.1 and such failure is not cured within a period of thirty
(30) days after receipt of written notice from Landlord, provided that if such default is not reasonably susceptible of cure within said initial thirty (30) day period, but Tenant has diligently and continuously attempted to cure such failure within said initial thirty (30) day period, then said initial thirty
(30) day period may be extended one-time only, by up to thirty (30) additional days (for a total of sixty (60) days), provided that during such extension Tenant diligently and continuously pursues such cure.

               17.1.5 Representations and Warranties. Any representation or warranty made by or on behalf of Tenant under or in connection with this Lease or any document, financial statement, certificate or agreement delivered by or on behalf of Tenant in connection with this Lease (including, but not limited to, any Officer's Certificate or Estoppel Certificate) proves to have been false or misleading in any material respect on the day when made or deemed made. In addition, with respect to any representation or warranty made by or on behalf of Tenant under or in connection with this Lease or any document, financial statement, certificate or agreement delivered by or on behalf of Tenant in connection with this Lease (including, but not limited to, any Officer's Certificate or Estoppel Certificate) that would have been false or misleading in any material respect on the day when made or deemed made but for a qualification based on Tenant's knowledge (or any similar qualification) and such matter (in Landlord's reasonable judgment) is material and adverse with respect to Tenant, any Guarantor and/or the Leased Property then, such matter shall constitute an Event of Default hereunder unless such matter is fully cured within thirty (30) days (but immediately with respect to any Jeopardy Event) after Tenant first obtains knowledge of such matter.

               17.1.6 Lease Guaranty Defaults. Any Guarantor shall fail to observe or perform any term, covenant or condition of any Lease Guaranty and such failure is not cured within any applicable cure period provided for in such Lease Guaranty.

               17.1.7 Bankruptcy. Any Tenant, any Guarantor or any ParentCo: (i) admits in writing its inability to pay its debts generally as they become due;
(ii) files a petition in bankruptcy or a petition to take advantage of any bankruptcy, reorganization or insolvency act; (iii) makes an assignment for the

                                                                     Amberleigh

benefit of its creditors; (iv) consents to the appointment of a receiver for itself or for the whole or any substantial part of its property; or (v) files a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof.

               17.1.8 Bankruptcy Petition. Any petition is filed by or against any Tenant, any Guarantor or any ParentCo under federal bankruptcy laws, or any other proceeding is instituted by or against any Tenant, any Guarantor or any ParentCo seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for any Tenant, any Guarantor or any ParentCo, or for any substantial part of the property of any Tenant, any Guarantor or any ParentCo, and such proceeding is not dismissed within sixty (60) days after institution thereof, or any Tenant, any Guarantor or any ParentCo shall take any action to authorize or effect any of the actions set forth above in this Section 17.1.8.

               17.1.9 Liquidation. Any Tenant, any Guarantor or any ParentCo is liquidated or dissolved, or shall begin proceedings toward such liquidation or dissolution.

               17.1.10 Levy. The estate or interest of any Tenant in any Leased Property or any part thereof is levied upon or attached in any proceeding and the same shall not be vacated or discharged within the later of sixty (60) days after commencement thereof or thirty (30) days after receipt by such Tenant of notice thereof from Landlord or any other Person (unless such Tenant shall be contesting such lien or attachment in good faith in accordance with Section 13 hereof).

               17.1.11 Receiver. Any receiver, trustee, custodian or other similar official is appointed for any Tenant, any Guarantor or any of the Facilities and any such appointment is not dismissed within sixty (60) days after the date of such appointment and prior to the entry of a final, unappealable order approving such appointment.

               17.1.12 Licensure, Authorization or Facility Provider Agreement Defaults. The receipt by Tenant of written notice of any (i) determination by applicable Governmental Authorities of Tenant's non-compliance with Legal Requirements affecting the Properties in any material way applicable to any Leased Property, or (ii) revocation of any license, permit, approval or other Authorization required for the lawful operation of a Leased Property in accordance with its Primary Intended Use, or (iii) other circumstances under which (a) a Tenant is required by a determination of any Governmental Authority to cease operation of a Facility in accordance with its Primary Intended Use or
(b) any Facility Provider Agreement or reimbursement agreement, or certification of Tenant under Medicare or Medicaid pursuant thereto, is terminated, in whole or in part, prior to the expiration of the term thereof or, without the prior written consent of Landlord in each instance (which consent may be withheld in Landlord's sole and absolute discretion), is not renewed or extended, in whole or in part, upon the expiration of the stated term thereof. Tenant may, however,

                                                                     Amberleigh

upon prior written notice to Landlord, (i) fully satisfy within any applicable time frame set forth therein, all payments and other actions required under the applicable determination described above, or (ii) contest the legality or applicability of any determination described above, if Tenant, at Tenant's own expense, maintains such action in good faith, by appropriate proceedings and with due diligence, and on a regular basis fully informs Landlord of the status of, and material developments in, any such contest and furnishes Landlord with such additional documents and information concerning such contest as Landlord may reasonably request from time to time, and if Tenant subsequently fully complies within any applicable time from set forth therein with any final, non-appealable determination. If compliance with any such determination pending the prosecution of any such proceeding may legally be delayed (x) without the incurrence of any lien, charge or liability of any kind against the applicable
Facility or Landlord's interest therein, (y) without any loss of licensure, certification or other Authorization that would materially and adversely impair Tenant's ability to continue to operate the affected Facility in accordance with its Primary Intended Use during Tenant's contest, and (z) without subjecting Landlord to any liability, civil or criminal, for failure so to comply therewith, Tenant may delay compliance therewith until the final unappealable determination of such proceeding, provided, however, if any such lien, charge or civil or criminal liability would be incurred by reason of any such delay, Tenant may nonetheless contest as aforesaid and delay as aforesaid provided that such delay would not subject Landlord to criminal liability and Tenant (i) furnishes to Landlord security reasonably satisfactory to Landlord against any loss or injury by reason of such contest or delay, (ii) prosecutes the contest with due diligence and in good faith, and (iii) keeps Landlord informed, and provides additional documentation and information, relative to such contest as described above.

               17.1.13 Reduction in Number of Licensed Units. There is a reduction in the number of licensed units, at the appropriate facility, as set forth on Schedule 17.1.13 attached hereto or a change in the type of licensed units for any Facility in violation of the requirements of this Lease.

               17.1.14 [Intentionally Omitted]

               17.1.15 Adverse Regulatory Actions. With respect to any Facility, any Governmental Authority (i) makes a material substandard quality of care determination regarding such Facility and the underlying conditions that resulted in such determination are not corrected within ninety (90) days (or such lesser period as may be permitted by the applicable Governmental Authority or applicable Legal Requirement); (ii) makes a determination that such Facility is not in material substantial compliance with any applicable regulatory requirements and the underlying conditions that resulted in such determination are not corrected within ninety (90) days (or such lesser period as may be permitted by the applicable Governmental Authority or applicable Legal Requirement); (iii) designates any portion of such Facility or the entirety of such Facility as part of a "poor performing chain" and the underlying conditions that resulted in such designation are not corrected within ninety (90) days (or such lesser period as may be permitted by the applicable Governmental Authority or applicable Legal Requirement); (iv) takes materially adverse regulatory action with respect to such Facility, including, without limitation, the

                                                                     Amberleigh

imposing of civil money penalties, with such adverse regulatory action continuing unremedied for a period of ninety (90) days (or such lesser period as may be permitted by the applicable Governmental Authority or applicable Legal Requirement) following the commencement of such adverse regulatory action; (v) commences procedures to impose a ban on new admissions generally or on the admission of residents otherwise qualifying for reimbursement under any applicable governmental reimbursement program and the underlying conditions that resulted in the commencement of such procedures are not corrected on or prior to the earlier of ninety (90) days (or such lesser period as may be permitted by the applicable Governmental Authority or applicable Legal Requirement) or the imposition of such a ban; or (vi) imposes a ban of the nature described in clause (v) above. Tenant may, however, upon prior written notice to Landlord,
(i) fully satisfy within any applicable time frame set forth therein, all payments and other actions required under the applicable determination described above, or (ii) contest the legality or applicability of any determination described above, if Tenant, at Tenant's own expense, maintains such action in good faith, by appropriate proceedings and with due diligence, and on a regular basis fully informs Landlord ' of the status of, and material developments in, any such contest and furnishes Landlord with such additional documents and information concerning such contest as Landlord may reasonably request from time to time, and if Tenant subsequently fully complies within any applicable time frame set forth therein with any final, non-appealable determination. If compliance with any such determination pending the prosecution of any such proceeding may legally be delayed (x) without the incurrence of any lien, charge or liability of any kind against the applicable Facility or Landlord's interest therein, (y) without any loss of licensure, certification or other Authorization that would materially and adversely impair Tenant's ability to continue to operate the affected Facility in accordance with its Primary Intended Use during Tenant's contest, and (z) without subjecting Landlord to any liability, civil or criminal, for failure so to comply therewith, Tenant may delay compliance therewith until the final unappealable determination of such proceeding, provided, however, if any such lien, charge or civil or criminal liability would be incurred by reason of any such delay, Tenant may nonetheless contest as aforesaid and delay as aforesaid provided that such delay would not subject Landlord to criminal liability and Tenant (i) furnishes to Landlord security reasonably satisfactory to Landlord against any loss or injury by reason of such contest or delay, (ii) prosecutes the contest with due diligence and in good faith, and (iii) keeps Landlord informed, and provides additional documentation and information, relative to such contest as described above.

               17.1.16 Cessation of Services. Except in connection with restoration of any Casualty or Condemnation or on account of any Alteration permitted by the terms of this Lease, any cessation of operations at all or any material part of any Facility.

               17.1.17 Reserve Event. The occurrence of any Reserve Event following notice and thirty (30) days to cure said Reserve Event.

               17.1.18 Default Under Other Leases or Guaranties. Any default by any Tenant Lease Affiliate or guarantor that continues beyond any applicable grace or cure period shall occur under the terms of (i) any of the Other Leases

                                                                     Amberleigh

or (ii) any guaranty(ies) of any of the leases referenced in subsection (i) above by Guarantor, any other guarantor or any of their respective successors and assigns.

No cure period set forth in this Section 17.1 shall be duplicative of, or otherwise in addition to, any express cure period or other period for performance of the subject event or circumstance set forth in this Lease or any other applicable instrument referenced in this Lease.

          17.2 Remedy Election. Upon the occurrence of any Event of Default, Landlord may, at its option and by written notice to Tenant, terminate this Lease (i) as to the Premises and/or (ii) if such Event of Default is a Facility Default, as to any one or more of the Leased Property(ies) (selected in Landlord's sole discretion and by written notice to Tenant) to which such Facility Default relates (a termination of this Lease as to less than all of the Premises as provided in this subsection (ii) is herein referred to as a "Limited Termination Election") (the Leased Property(ies) as to which Landlord elects to terminate this Lease as provided in subsection (i) or subsection (ii) above are herein referred to as "Terminated Lease Properties"). Upon receipt of a termination notice as provided in this Section 17.2, Tenant shall have no right to cure the Event of Default in question, all rights of Tenant under this Lease shall cease as to the Leased Property(ies) so specified, and, if the Leased Property(ies) so specified is/are less than all of the Premises, the provisions of Section 17.9 shall apply. Without limitation of the foregoing, if Landlord makes a Limited Termination Election, the deletion of the applicable Terminated Lease Properties from this Lease shall be absolutely without limitation of each Tenant's continuing obligation (on a joint and several basis) for the damages and other amounts owing on account of the Event of Default giving rise to the deletion herefrom of such Terminated Lease Properties and/or the termination of this Lease as to such Terminated Lease Properties. Notwithstanding any Limited Termination Election, Tenant shall pay, as Additional Rent, all Litigation Costs as a result of any Event of Default hereunder.

          17.3 Certain Remedies. If an Event of Default shall have occurred, Tenant shall, if and to the extent required by Landlord so to do, immediately surrender to Landlord the Leased Property(ies) specified by Landlord and as to which the Lease has been or may be terminated pursuant to Section 17.2 or otherwise, and Landlord may enter upon and repossess such Leased Property(ies) by reasonable force, summary proceedings, ejectment or otherwise, and may remove Tenant and all other Persons and all personal property from such Leased Property(ies) subject to the rights of any occupants or residents and to any requirement of law. The provisions of this Section are subject to the terms of
Section 46.2.8 below. Any action by Landlord to recover possession of the Premises, any attempt by Tenant to surrender the Premises and any acceptance of possession by Landlord shall not be deemed a termination of this Lease unless Landlord specifically notifies Tenant in writing that this Lease is terminated and that Tenant's liability for rent thereafter accruing has been released.

          17.4 Damages. To the extent permitted by law, neither (i) the termination of this Lease pursuant to Section 17.2, (ii) the repossession of any or all of the Leased Properties or any portion thereof, (iii) the failure of Landlord to relet any or all of the Leased Properties or any portion thereof,

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(iv)  the  reletting  of any or all of  the  Leased  Properties  or any  portion thereof, (v) the failure of Landlord to collect or receive any rentals due upon any such reletting, nor (vi) the election by Landlord not to terminate the Lease but rather to seek all damages provided at law or in equity, shall relieve Tenant of any of its liabilities or obligations hereunder, all of which shall survive any such termination, repossession or reletting. In the event of any such termination of this Lease (or any termination of this Lease as to less than all of the Leased Properties in the event of a Limited Termination Election or the election by Landlord not to terminate this Lease as to such Leased Properties, but rather to pursue its damages at law or in equity), without limitation of Section 17.5 and Section 19 below, Tenant shall forthwith pay to Landlord, at Landlord's option, as liquidated damages with respect to Rent for the Premises (or the Terminated Lease Properties in the event of any Limited Termination Election), either:

          (A) the sum of: (1) the unpaid Rent that had been earned at the time of termination (or the unpaid Rent as to the Terminated Lease Properties in the event of a Limited Termination Election), which Rent shall bear interest at the Overdue Rate from the date of such termination until paid; and (2) the then net present value (computed using a discount rate equal to 8%) of the amount of unpaid Rent (or the unpaid Rent as to the Terminated Lease Properties in the event of a Limited Termination Election) for the balance of the Term not previously collected pursuant to clause (B) below following the date of termination (excluding, however, any period following termination on account of which Landlord previously collected Rent pursuant to clause (B) below) without, subject to Section 17.5 below, any obligation or deemed obligation on the part of Landlord to mitigate damages, or

          (B) each installment of Rent hereof and other sums payable hereunder (or such Rent and other sums as to the Terminated Lease Properties in the event of a Limited Termination Election) as the same become due and payable, to the extent that such Rent and other sums exceed the rent and other sums actually collected by Landlord for the corresponding period pursuant to any reletting (without subject to Section 17.5 below, any obligation or deemed obligation on the part of Landlord to mitigate damages) of the Premises (or the Terminated Lease Properties in the event of a Limited Termination Election).

     Notwithstanding anything contained herein to the contrary, in the event that Landlord elects to collect damages pursuant to clause (A) or clause (B) above, Landlord may subsequently elect to collect damages pursuant to the other of clause (A) and clause (B) above, in each case so long as Landlord does not collect, and provided that Landlord may not collect, any damages pursuant to clause (A) or clause (B) above, as applicable, with respect to any period as to which Landlord has theretofore actually collected damages from Tenant pursuant to the other of clause (A) and clause (B) above, as applicable. In case of any Event of Default, Landlord may, with or without terminating this Lease, (x) relet any or all of the Premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms that may, at Landlord's option, be equal to, less than or exceed the period that would otherwise have constituted the balance of the Term and may grant concessions or free rent to the extent that Landlord considers advisable or necessary to relet the same, and
(y) make such reasonable alterations, repairs and decorations in the applicable Leased Property(ies) or any portion thereof as Landlord, in its sole judgment, considers advisable or necessary for the purpose of reletting the applicable

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Leased  Property(ies);  and such  reletting and the making of such  alterations, repairs and decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to relet any Leased Property, or, in the event that any Leased Property is relet, for failure to collect the rent under such reletting. To the fullest extent permitted by law, Tenant hereby expressly waives any and all rights of redemption granted under any present or future laws in the event of Tenant's being evicted or dispossessed, or in the event of Landlord's obtaining possession of any Leased Property, by reason of the violation by Tenant of any of the covenants and conditions of this Lease or any other Event of Default. The provisions of this Section are subject to the terms of Section 46.2.8 below.

          17.5 Waiver; Mitigation; Limitation on Certain Tenant Remedies. If this Lease is terminated pursuant to this Section 17, whether in whole or, in the case of any Limited Termination Election, in part, Tenant waives, to the maximum extent permitted by applicable law, (i) any right of redemption, re-entry or repossession granted under any present and future laws in the event Landlord obtains the right to possession of the Leased Property(ies) by reason of the violation by Tenant of any of the covenants and conditions of this Lease or otherwise, (ii) any right to a trial by jury in the event of proceedings to enforce the remedies set forth in this Section 17, and (iii) the benefit of any moratorium laws or any laws now or hereafter in force exempting property from liability for rent or for debt. In addition, Tenant waives, to the maximum extent permitted by applicable law, (x) any duty on the part of Landlord to mitigate the damages recoverable from Tenant on account of any breach or Event of Default, except that, notwithstanding the foregoing or anything to the contrary contained in this Lease, Landlord agrees to comply with any non-waivable duty to mitigate the aforesaid damages that may be imposed by applicable law, and (y) the right to interpose any counterclaim (other than compulsory counterclaims) in any summary proceeding instituted by Landlord against Tenant in any court or in any action instituted by Landlord in any court for unpaid Rent under this Lease. In the event that Tenant claims or asserts that Landlord has violated or failed to perform a covenant of Landlord not to unreasonably withhold, delay or condition Landlord's consent or approval hereunder, or in any case where Landlord's reasonableness in exercising its judgment is in issue, Tenant's sole remedy shall be an action for specific performance, declaratory judgment or injunction, and in no event shall Tenant be entitled to any monetary damages for a breach of any such covenant or unreasonable exercise of judgment, and Tenant hereby specifically waives the right to any monetary damages or other remedies in connection with any such breach or unreasonable exercise of judgment. Without limitation of the foregoing and notwithstanding anything to the contrary contained in this Lease, Tenant agrees that no breach or default by Landlord hereunder or by any Landlord Lease Affiliate other than any Other Lease shall excuse Tenant from performing, or constitute a defense to Tenant's performance of, any duty, liability or obligation of Tenant under this Lease and in no event shall any breach or default by Landlord hereunder or by any Landlord Lease Affiliate other than any Other Lease entitle Tenant to terminate this Lease, or abate Rent, in whole or in part.

          17.6 Application of Funds. Notwithstanding anything to the contrary contained in this Lease, any and all security deposits, letters of credit,

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collateral,  payments,  deposits, escrows, Casualty Insurance Proceeds or Awards received or held by Landlord or any Landlord Lease Affiliate under any of the provisions of this Lease or any Other Lease may, during the existence of any Potential Default or any Event of Default and at Landlord's option, in its sole discretion, be drawn upon and applied to Tenant's obligations in the order that Landlord in its sole discretion may determine.

          17.7 Nature of Remedies. Landlord shall have all rights at law and in equity available to Landlord as a result of an Event of Default or Tenant's breach of this Lease, including, without limitation, to the extent permitted by law (but subject, in the case of any Leased Property located in California, to any provisions of California law providing that this Lease will be deemed terminated as to any Leased Property as to which Tenant's right to possession is terminated by Landlord due to an Event of Default), the right to dispossess Tenant from a Leased Property without terminating this Lease as it applies to such Leased Property and thereafter, unless and until Landlord terminates this Lease as it applies to such Leased Property, collect Rent and other sums payable hereunder as to such Leased Property as the same become due and payable, to the extent such Rent and other sums exceed the rent and other sums actually collected by Landlord for the corresponding period pursuant to any reletting (without, subject to Section 17.5 above, any obligation or deemed obligation on the part of Landlord to mitigate damages) of such Leased Property. To the extent permitted by law, the rights and remedies of Landlord under this Lease, at law and in equity shall be cumulative and may be exercised concurrently or successively, on one or more occasions, as Landlord deems appropriate in its sole discretion, as often as occasion therefor arises. To the extent permitted by law, each such right and remedy shall be in addition to all other such rights and remedies, and the exercise by Landlord of any one or more of such rights and remedies shall not preclude the simultaneous or subsequent exercise of any or all other such rights and remedies. Without limiting the generality of the foregoing, the liquidated damages in respect of Rent provided for in clauses (A) and (B) of Section 17.4 hereof, and in Section 19 hereof, shall be payable by Tenant in addition to, and not in lieu of, any other damages suffered by Landlord in connection with any default or Event of Default by Tenant (including, without limitation, Litigation Costs and costs of reletting).

          17.8 No Mediation or Arbitration. Upon any Event of Default by Tenant, Landlord shall be entitled to proceed immediately to enforce its rights and remedies pursuant to this Section 17 and the other terms of this Lease, and neither any Event of Default, nor the rights and obligations of Tenant and Landlord under this Lease, shall be subject to mediation or arbitration of any kind.

          17.9 Deletion of Properties. In the event that this Lease is terminated as to one or more Deleted Properties (but not all of the Premises) pursuant to Section 17.2 or as to one or more Leased Properties (but not all of the Premises) in connection with a Casualty or Condemnation, the provisions of this Section 17.9 shall be applicable. Without necessity of any further action of the parties, this Lease shall terminate as to the Deleted Property(ies), and the Deleted Property(ies) shall be separated and removed herefrom, at such time (such date, the "Property Removal Date") as Landlord delivers written notice to Tenant exercising its termination rights pursuant to Section 15, Section 16 or
Section 17.2 (any of the foregoing,  a "Deletion Notice").  As of the applicable

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
                                                                     Amberleigh

Property Removal Date, this Lease shall be automatically and ipso facto amended to:

                  (i) delete and eliminate the Deleted Property(ies) herefrom;

                  (ii) exclude the applicable Deleted Properties from the definition of Premises;

                  (iii) reduce the Fixed Rent payable hereunder by an amount equal to the product of: (x) the aggregate Tenant's Proportionate Share(s) applicable to all of the Deleted Properties; and (y) the aggregate Fixed Rent in effect under this Lease as of the Property Removal Date;

                  (iv) amend and reduce, respectively, Exhibit C attached hereto and the Base Year Resident Revenues to delete and eliminate the Deleted Property(ies) therefrom and reduce the Base Year Resident Revenues applicable to the remaining Leased Property(ies) by the amount of the Allocated Base Year Resident Revenues applicable to the Deleted Properties for the purposes of determining whether the Rent Escalation Condition has been satisfied and otherwise; and

                  (v) revise Schedule 2 attached hereto to remove the Tenant's Proportionate Share(s) for all of the Deleted Property(ies), and to recalculate the Tenant's Proportionate Shares applicable to the remaining Facilities set forth on Schedule 2 attached hereto so that each Tenant of a remaining Facility shall have a Tenant's Proportionate Share equal to the percentage that the Tenant's Proportionate Share for the Facility(ies) operated by such Tenant comprises of the aggregate Tenant's Proportionate Shares, prior to such revision of Schedule 2, for all of the Facilities remaining under this Lease such that the aggregate of all of such recalculated Tenant's Proportionate Shares equals one hundred percent (100%).

With respect to any Terminated Lease Property(ies), the terms of items (i) through (v) above shall be without limitation upon the liability of Tenant (joint and several) for the rental amounts allocated to the Terminated Lease Property(ies), and (a) in case of any termination of this Lease as a result of any Event of Default, for any damages resulting from the Event of Default that resulted in the deletion of such Terminated Lease Property(ies) herefrom and (b) in case of any termination of this Lease pursuant to Section 15 or Section 16 hereof, for any obligations owed by Tenant to Landlord on account of such termination under Section 15 or Section 16 hereof. Promptly (and in any event within ten (10) days) after receipt of Landlord's request therefor, Tenant shall execute and deliver to Landlord such instrument(s) as Landlord may from time to time request reflecting the elimination of any Deleted Property(ies) herefrom on the terms described above.

     18. Landlord's Right to Cure Tenant's Default. If an Event of Default shall have occurred and shall be continuing, Landlord, without waiving or releasing any obligation of Tenant or the Event of Default, may (but shall be under no obligation to) at any time thereafter make such payments or perform such acts

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                                                                     Amberleigh

for the account and at the expense of Tenant, and may, to the extent permitted by law, enter upon any or each Leased Property or any portion thereof for the purpose of curing such Potential Default or Event of Default and take all such action thereon as, in Landlord's opinion, may be necessary or appropriate in connection with curing such Event of Default. No such entry shall be deemed an eviction of Tenant. All sums so paid or advanced by Landlord and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) so incurred, together with interest thereon (to the maximum extent permitted by law) as Additional Rent hereunder at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Landlord, shall be paid by Tenant to Landlord on demand. The obligations of Tenant and rights of Landlord contained in this Section 18 and in Section 17 above shall survive the expiration or earlier termination of this Lease.

     19. Holding Over. If Tenant shall, for any reason, remains in possession of any Leased Property after the expiration or earlier termination of the Term as to such Leased Property, such possession shall, at the option of Landlord, in its sole discretion as to each such Leased Property, be as a month-to-month tenant during which time Tenant shall pay as rental each month (which rental constitutes liquidated damages with respect to Fixed Rent, and not a penalty, for the period to which it relates), one and one-half (1 1/2) times the aggregate of the Fixed Rent payable by Tenant pursuant to the provisions of this Lease, in each case, with respect to the Leased Property(ies) in question (determined on the basis of the aggregate Tenant's Proportionate Share of each applicable Tenant for the affected Leased Properties without adjustment or removal of the Tenant's Proportionate Share for such Leased Property pursuant to
Section 17.9 hereof). During such period of month-to-month tenancy, Tenant shall be obligated to perform and observe all of the terms, covenants and conditions of this Lease with respect to the Leased Property(ies) in question (including, but not limited to, its obligation to pay Additional Rent), but shall have no rights hereunder other than the right, to the extent given by law to month-to-month tenancies, to continue its occupancy and use of the applicable Leased Property(ies). Landlord shall have the right to terminate Tenant's month-to-month tenancy at any time after giving Tenant ten (10) days' prior written notice, and at any time thereafter, Landlord may re-enter and take possession of the Premises. Nothing contained herein shall constitute the consent, express or implied, of Landlord to the holding over of Tenant after the expiration or earlier termination of this Lease. The terms of this Section 19 shall be without limitation upon any other right Landlord may have hereunder, at law or in equity, on account of any holdover with respect to the applicable Leased Property(ies). The obligations of Tenant and the rights of Landlord contained in this Section 19 shall survive the expiration or earlier termination of this Lease.

     20. Subordination.

          20.1 Subordination. This Lease and all rights of Tenant hereunder are subject and subordinate to all Facility Mortgages that may now or hereafter affect Landlord's interest in any Leased Property, and to all renewals, modifications, consolidations, replacements and extensions of all Facility Mortgages, provided, however, that, in the case of any Facility Mortgage that is not currently in existence, Tenant's aforesaid subordination shall be conditioned on Tenant's receipt of a so-called "non-disturbance" agreement in

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
                                                                     Amberleigh

favor of Tenant from the Facility Mortgagee under any such Facility Mortgage on such Facility Mortgagee's commercially reasonable standard form. This Section shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant also agrees to execute and deliver promptly (and in any event within ten (10) Business Days) any commercially reasonable and customary agreement (in recordable form, if requested) that Landlord or any Facility Mortgagee may request to evidence such subordination. Landlord agrees to use reasonable efforts to obtain a so-called "non-disturbance" agreement in favor of Tenant from each Facility Mortgagee under each currently existing Facility Mortgage on such Facility Mortgagee's commercially reasonable standard form.

          20.2 Attornment. If the interests of Landlord under this Lease are transferred by reason of, or assigned in lieu of, foreclosure or other proceedings for enforcement of a Facility Mortgage, then Tenant shall, at the option of such purchaser or assignee, as the case may be, (i) attorn to such party and perform for its benefit all the terms, covenants and conditions of this Lease on Tenant's part to be performed with the same force and effect as if such party were the landlord originally named in this Lease, or (ii) enter into a New Lease with such party, as landlord, pursuant to Section 40 hereof for the remaining Term and otherwise on the same terms and conditions as this Lease, except that such successor landlord shall not be (w) liable for any previous act, omission, breach, default or negligence of Landlord under this Lease; (x) subject to any counterclaim, defense or offset that theretofore shall have accrued to Tenant against Landlord; (y) bound by any previous modification or amendment of this Lease or by any previous prepayment of more than one month's rent, unless such modification, amendment or prepayment shall have been approved in writing by the Facility Mortgagee through or by reason of which such successor landlord shall have succeeded to the rights of Landlord under this Lease or, in case of any such prepayment, such prepayment of rent has actually been delivered to such successor landlord; or (z) liable for any security deposited pursuant to this Lease unless such security has actually been delivered to such successor landlord. Nothing contained in this Section 20.2 shall be construed to impair any right otherwise exercisable by any such owner, holder or lessee.

          20.3 Mortgagee Cure Rights. If any act or omission by Landlord would give Tenant the right, immediately or after lapse of time, to cancel or terminate this Lease or to claim a partial or total eviction, or an abatement of Rent, setoff or counterclaim not otherwise expressly permitted by the terms of this Lease, or to declare a default hereunder, Tenant will not exercise any such right until (i) it has given written notice of such act or omission to each Facility Mortgagee whose name and address shall have previously been furnished to Tenant, (ii) Landlord shall have failed to cure the same after the delivery of such notice as may be herein required and within the time limits set forth in this Lease, and (iii) following the giving of such notice to each Facility Mortgagee, no Facility Mortgagee shall have remedied such act or omission (x) in the case of an act or omission that is capable of being remedied without possession of the applicable Leased Property, within the cure period available to Landlord under this Lease plus thirty (30) days; and (y) in the case of any act or omission that is incapable of being remedied without possession of the applicable Leased Property, within thirty (30) days following the date on which

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                                                                     Amberleigh

possession is obtained (either by such Facility Mortgagee or by a receiver in an action commenced by such Facility Mortgagee).

          20.4 Modifications. Tenant shall execute any modification of this Lease reasonably requested by any Facility Mortgagee or prospective Facility Mortgagee to cause the terms of this Lease to conform with customary and reasonable mortgage financing requirements, provided that such modifications (i) do not materially adversely increase the obligations of Tenant hereunder or materially diminish Tenant's rights under this Lease, (ii) do not increase Rent payable hereunder, and (iii) are requested by any such Facility Mortgagee or prospective Facility Mortgagee only at the time of its initial loan advance or any subsequent extension of the maturity date of its loan or material modification of the terms of its loan. Tenant will not unreasonably withhold, delay or condition its consent to such modification, provided subsections (i),
(ii) and (iii) above are complied with.

     21.  Property and Accounts Collateral.

          21.1 Landlord's Security Interest. The parties intend that, if an Event of Default occurs under this Lease, Landlord will control Tenant's Personal Property (except that personal property expressly excluded under Section 35 below) so that Landlord or its designee or nominee can operate, sell or re-let each Facility for its Primary Intended Use. Accordingly, to implement such intention, and for the purpose of securing the payment and performance obligations of Tenant hereunder, Landlord and Tenant agree as follows:

               21.1.1 Property Collateral; Accounts Collateral. Tenant, as debtor, hereby grants to Landlord, as secured party, a security interest in, and lien upon, (i) all of Tenant's right, title and interest in and to Tenant's Personal Property and any and all products, rents, proceeds and profits thereof in which Tenant now owns or hereafter acquires an interest or right (collectively, the "Property Collateral") and (ii) all accounts receivable with respect to each Facility that Tenant now owns or in which Tenant hereafter acquires an interest or right (collectively, the "Accounts Collateral"). The security interests and liens granted to Landlord in this Section 21.1 with respect to the Accounts Collateral may be subordinated to any first priority security interest granted in connection with any permitted AR Financing (as defined in Section 21.2 below); provided, however, that, in connection with such AR Financing, Landlord shall furnish Tenant's financiers, and Tenant's financiers shall execute and return to Landlord, an intercreditor agreement in form and substance reasonably acceptable to Landlord.

                    21.1.1.1 Security Agreement. This Lease constitutes a security agreement pursuant to and in accordance with the UCC covering all Property Collateral and Accounts Collateral, as well as the Authorization
Collateral and any other property in or against which Landlord is granted a security interest or lien by the terms of this Lease (collectively, the "Lease Collateral"), and such security agreement, and the security interests and liens created in this Lease, shall survive the expiration or earlier termination of this Lease. Tenant hereby authorizes Landlord to file such financing statements, continuation statements and other documents as may be necessary or desirable to

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perfect or continue the perfection of Landlord's security interests and liens in the Lease Collateral pursuant to the UCC. In addition, if required by Landlord at any time during the Term, Tenant shall execute and deliver to Landlord, in form reasonably satisfactory to Landlord, additional security agreements, financing statements, fixture filings and such other documents as Landlord may reasonably require to perfect or continue the perfection of Landlord's security interests and liens in the Lease Collateral. Upon the occurrence of an Event of Default or in connection with an Operational Transfer, Landlord shall be entitled to exercise any and all rights and remedies available to a secured party under the UCC, or available to a landlord under the laws of the State(s) where the applicable Leased Property(ies) is (are) located, with respect to the Lease Collateral, including the right to sell the same at public or private sale, and, in connection with any such sale, Tenant agrees that the giving of ten (10) days' notice by Landlord, designating the time and place of any public sale of any Lease Collateral, or the time after which any private sale or other intended disposition of any Lease Collateral is to be made, shall be deemed to be reasonable notice thereof, and Tenant waives any other notice with respect thereto.

               21.1.2 Certain Changes. Tenant shall give Landlord at least thirty (30) days' prior written notice of any change in any Tenant's principal place of business, name, identity, jurisdiction of organization or corporate structure, and any such change in jurisdiction of organization or corporate structure shall, without limitation of Section 24 hereof, be subject to Landlord's prior written approval, which approval shall not be unreasonably withheld. With respect to any such change first mentioned above, Tenant will promptly execute and deliver such instruments, documents and notices and take such actions, as Landlord deems necessary or desirable to create, perfect and protect the security interests and liens of Landlord in the Lease Collateral.

          21.2 Accounts Receivable Financing. Tenant shall not obtain so-called "Accounts Receivable" financing with respect to any Facility (or its operations therein) or otherwise pledge any receivables as collateral ("AR Financing") unless (i) the terms and conditions of this Section 21 have been satisfied; (ii) Tenant obtains Landlord's consent to the terms thereof; and (iii) no Event of Default has occurred and no Potential Default is continuing hereunder, Landlord shall not unreasonably withhold or delay its consent to any AR Financing secured by a first lien upon Tenant's Accounts Collateral and as to which Landlord has received an intercreditor agreement as required pursuant to Section 21.1.1, and, as to any other AR Financing, Landlord may withhold its consent in its sole discretion.

     22. Risk of Loss. During the Term, the risk of loss or of decrease in the enjoyment and beneficial use of each Leased Property in consequence of the damage or destruction thereof by fire, the elements, acts of terrorism, casualties, thefts, riots, wars or otherwise, or in consequence of foreclosures, attachments, levies or executions is assumed by Tenant, and Landlord shall in no event be answerable or accountable therefor nor shall any of the events mentioned in this Section entitle Tenant to any abatement of Rent.

     23.  Indemnification.   Notwithstanding  the  existence  of  any  insurance
provided  for  herein,  and  without  regard  to the  policy  limits of any such

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                                                                     Amberleigh

insurance, Tenant shall protect, indemnify, save harmless and defend Landlord and the Landlord Indemnified Parties from and against all Losses (including, without limitation, Litigation Costs), to the maximum extent permitted by law, imposed upon or incurred by, or asserted or alleged against, Landlord or any Landlord Indemnified Parties by reason of: (i) any accident, injury to, or death of, persons or loss of, or damage to, property occurring on or about any Leased Property; (ii) any use, misuse, non-use, condition, maintenance or repair of any Leased Property by Tenant, any Tenant Parties or anyone claiming under Tenant or any Tenant Parties; (iii) any Impositions; (iv) any failure on the part of Tenant, any Tenant Parties or anyone claiming under Tenant or any Tenant Parties to perform or comply with any of the terms of this Lease; (v) any claims for work or labor performed or materials supplied to Tenant or any Tenant Parties;
(vi) any breach by Tenant of any of its representations and warranties hereunder; (vii) any breach or default under any Authorization by any Tenant (or any Facility) or any revocation of any Authorizations (including, but not limited to, any Facility Provider Agreement); (viii) any negligence or misconduct on the part of Tenant or any Tenant Parties; (ix) the non-performance of any of the terms and provisions of any and all existing and future subleases of any Leased Property to be performed by the subtenant thereunder; (x) any failure on the part of Tenant, any Tenant Parties or anyone claiming under Tenant or any Tenant Parties to perform or comply with any of the terms of any Other Lease, the P&S Agreement, the Operations Transfer Agreement, the Key Principal Agreement or any other agreement referenced in this Lease or relating to any of the Premises to which any of the foregoing is a party; (xi) any claim, matter or other thing for which the Buyer (as defined in the P&S Agreement) had agreed to indemnify, defend or hold harmless Seller (or any of its Affiliates) under or in connection with the P&S Agreement or any closing documents delivered in connection therewith, which pertain (in whole or in part) to the use or operation of the Premises upon or at any time after Closing; and/or (xii) the claims of any broker or finder made in connection with this Lease except to the extent claiming under the written agreements of Landlord. Any amounts that become payable by Tenant under this Section 23 shall be paid within ten (10) Business Days after demand by Landlord, and if not timely paid, shall bear interest at the Overdue Rate from the date of such demand until paid. Tenant, at its expense, shall contest, resist and defend any such claim, action or proceeding asserted or instituted against Landlord or any Landlord Indemnified Parties with counsel acceptable to Landlord in its sole discretion and shall not, under any circumstances, compromise or otherwise dispose of any suit, action or proceeding without obtaining Landlord's written consent. Tenant shall have the right to control the defense or settlement of any claim provided that
(A) Tenant shall first confirm in writing to Landlord that such claim is within the scope of this indemnity and that Tenant shall pay any and all amounts required to be paid in respect of such claim; and (B) any compromise or settlement shall require the prior written approval of Landlord, which approval shall not be unreasonably withheld provided Landlord (or the applicable Landlord Indemnified Parties) are irrevocably released from all liabilities in connection with such claim as part of such settlement or compromise. Landlord, at its election and sole cost and expense, shall have the right, but not the obligation, to participate in the defense of any claim. If Tenant does not act promptly and completely to satisfy its indemnification obligations hereunder, Landlord may after notice to Tenant resist and defend any such claims or causes of action against Landlord or any Landlord Indemnified Party at Tenant's sole

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                                                                     Amberleigh

cost. The terms of this Section 23 shall survive the expiration or sooner termination of this Lease.

     24.  Assignment; Sublease.

          24.1 Prohibition. Subject to Tenant's rights to enter into Permitted Transactions pursuant to Section 24.2 below, Tenant shall not, either directly or indirectly, or through one or more step transactions or tiered transactions, voluntarily or by operation of law, (i) assign, convey, sell, pledge, mortgage, hypothecate or otherwise encumber, transfer or dispose of all or any part of this Lease or any Tenant's leasehold estate hereunder, (ii) sublease all or any part of any Leased Property; (iii) engage the services of any Person for the management or operation of all or any part of any Leased Property, except as expressly described in Schedule 10.24 hereto; (iv) convey, sell, assign, transfer, pledge, hypothecate, encumber or otherwise dispose of any stock, partnership, membership or other interests (whether equity or otherwise) in any Tenant, any Guarantor or any Person(s) controlling any Tenant or Guarantor, if such conveyance, sale, assignment, transfer, pledge, hypothecation, encumbrance or disposition results, directly or indirectly, in a change in control of such Tenant or Guarantor (or of such controlling Person(s)); (v) dissolve, merge or consolidate any Tenant or any Guarantor or any Persons controlling any Tenant or any Guarantor with any other Person, if such dissolution, merger or consolidation, directly or indirectly, results in a change in control of such Tenant or Guarantor (or in such controlling Person(s)); (vi) sell, convey, assign, or otherwise transfer all or substantially all of the assets of any Tenant or any Persons controlling any Tenant; (vii) sell, convey, assign, or otherwise transfer any of the assets of any Tenant or any Persons controlling any Tenant or any Guarantor, if the consolidated net worth of such Tenant or Guarantor (or such controlling Person(s), as the case may be) immediately following such transaction is not at least equal to the greater of (1) the consolidated net worth of such Tenant or Guarantor (or such controlling Person(s), as the case may be) immediately prior to such transaction and (2) the consolidated net worth of such Tenant or Guarantor (or controlling Person(s), as the case may be) as of the Commencement Date; or (viii) enter into or permit to be entered into any agreement or arrangement to do any of the foregoing or to grant any option or other right to any Person to do any of the foregoing (each of the aforesaid acts referred to in clauses (i) through (viii) being referred to herein as a "Transfer").

          24.2 Permitted Assignments and Subleases. Any purported Transfer made without the prior written consent of Landlord, in Landlord's sole discretion, shall be absolutely null and void. If Landlord consents to any Transfer, such Transfer shall not be effective and valid unless and until the applicable transferee executes and delivers to Landlord any and all documentation reasonably required by Landlord. Any consent by Landlord to a particular Transfer shall not constitute consent or approval of any subsequent Transfer, and Landlord's written consent shall be required in all such instances. No consent by Landlord to any Transfer shall be deemed to release any Tenant from its obligations hereunder and each Tenant shall remain fully liable for payment and performance of all obligations under this Lease. Notwithstanding anything to the contrary contained in this Section 24, Landlord's consent shall not be required with respect to any of the following transactions (collectively, the "Permitted Transactions"): (i) Tenant may assign its interest and rights under

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                                                                     Amberleigh

this Lease to a single entity that is either a Guarantor or a Person wholly owned and controlled by any Guarantor, provided and on the conditions that (x) Tenant and such assignee first deliver to Landlord an assignment and assumption agreement relative to this Lease pursuant to which such assignee assumes
Tenant's obligations under this Lease and that is otherwise reasonably acceptable to Landlord and such other documentation relative to such assignment as Landlord may reasonably require and (y) neither Tenant nor any Guarantor shall be released from any of their respective obligations under this Lease, any Other Lease or any Lease Guaranty on account of such assignment; (ii) in the event the Primary Intended Use of a particular Leased Property is operation of an assisted living facility and/or an independent living facility, Tenant may enter into Approved Residency Agreements with residents of such facility and Approved Commercial Agreements, provided that all of the requirements for constituting an Approved Residency Agreement and Approved Commercial Agreements are complied with in all material respects at the time of entry into such agreement and at all times thereafter; and (iii) any transfer of publicly traded stock and other securities listed on the New York Stock Exchange, NASDAQ or any other national securities exchange of Tenant, any Guarantor or any Person controlling Tenant or any Guarantor.

          24.3 Rights of Landlord. If this Lease is assigned, or if the Premises (or any part thereof) are sublet or used or occupied by anyone other than Tenant, whether or not in violation of this Lease, Landlord may (without prejudice to or waiver of its rights), collect rent from the assignee, subtenant or occupant. Landlord may apply the net amount collected to the Rent herein required to be paid by Tenant, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of the provisions of this Section 24. With respect to the allocable portion of the Premises sublet, in the event that the total rent and any other considerations received under any sublease by Tenant is greater than the total Fixed Rent required to be paid, from time to time, under this Lease, Tenant shall pay to Landlord fifty percent (50%) of such excess received from any subtenant (excluding any subtenant under any Approved Residency Agreement or any Approved Commercial Agreement) and such amount shall be deemed a component of the Additional Rent.

     25.  Financial Statements and Reporting.

          25.1 Maintenance of Books and Records. Tenant shall keep and maintain, or cause to be kept and maintained, proper and accurate books and records in accordance with GAAP, and a standard modern system of accounting, in all material respects reflecting the financial affairs of each Tenant and the results from operations of each Facility. Landlord shall have the right, from time to time during normal business hours after five (5) Business Days prior oral or written notice to the applicable Tenant, itself or through any of Landlord's Representatives, to examine such books and records at the office of such Tenant or other Person maintaining such books and records and to make such copies or extracts thereof as Landlord or Landlord's Representatives shall request.

          25.2 Annual Financial Information. As soon as available, and in any event within one hundred twenty (120) days after the close of each Fiscal Year, Tenant shall deliver to Landlord, presented on a consolidated basis (which must

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include Facility-level information), as well as on a property-by-property basis, financial statements prepared for such Fiscal Year with respect to Tenant, including a balance sheet and operating statement as of the end of such Fiscal Year, together with related statements of income for such Fiscal Year, certified by an Officer's Certificate to the effect that such financial statements are true and correct and have been prepared in accordance with GAAP, applied on a consistent basis. Together with Tenant's annual financial statements, Tenant shall deliver to Landlord: (i) a statement of cash flows for each Leased Property; and (ii) such other information as Landlord shall reasonably request. If Tenant ever obtains any audited financial statements during the Term pertaining to Tenant, then Tenant shall promptly (and in any event with five Business Days after Tenant's receipt thereof) deliver the same to Landlord, together with copies of any and all management letters and other similar materials pertaining to such audit.

          25.3 Quarterly Financial Information. If Tenant is obligated to prepare the same for any other Person or if Tenant otherwise prepares the same, then as soon as available, and in any event within forty-five (45) days after the end of each fiscal quarter, Tenant shall deliver to Landlord, presented on a consolidated basis (which must include Facility-level information), as well as a property-by-property basis, quarterly and year-to-date unaudited financial statements prepared for such fiscal quarter with respect to Tenant, including a balance sheet and operating statement as of the end of such fiscal quarter and further including related statements of cash flows for such fiscal quarter and for the portion of the Fiscal Year ending with such fiscal quarter. Each such quarterly statement shall show the separate operations of each Leased Property, including, without limitation, (i) a breakdown of Resident Revenues and other revenues itemized by payor type and a reasonably detailed breakdown of operating expenses and (ii) resident census information by payor type (collectively, "Census Information"). Each such quarterly report shall be accompanied by the following: (x) a statement in reasonable detail showing the calculation of Net Operating Income for each Facility for the trailing four fiscal quarters, in each case, ending at the end of the fiscal quarter as to which such statement is being delivered; (y) a then current occupancy report for each Facility; and (z) such other information as Landlord shall reasonably request.

          25.4 Certifications of Compliance. Simultaneously with the delivery of the annual and quarterly financial statements contemplated by Sections 25.2 and
25.3 and the monthly financial information contemplated under Section 25.6, Tenant shall deliver to Landlord an Officer's Certificate in the form of Exhibit D attached hereto and dated as of the date of such delivery.

          25.5 Annual Budgets. Tenant has previously delivered to Landlord the Annual Budget for each Leased Property for the 2005 Fiscal Year. At least thirty
(30) days prior to the commencement of each subsequent Fiscal Year during the Term, Tenant shall deliver to Landlord an Annual Budget presented on a consolidated basis (which include Facility-level information), as well as a property-by-property basis for the ensuing Fiscal Year and, promptly after preparation thereof, any subsequent revisions to the Annual Budget.

          25.6  Monthly  Financial  Information.   To  the  extent  not  already
furnished under Section 8.2.3.4,  as soon as available,  and in any event within

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                                                                     Amberleigh

thirty (30) days after the end of each calendar  month,  Tenant shall deliver to
Landlord, presented on a consolidated basis (which include Facility-level information), as well as a property-by-property basis, monthly, rolling twelve-month and year-to-date unaudited financial statements prepared for the applicable month with respect to Tenant, including a balance sheet and operating statement as of the end of such month and further including related statements of cash flows for such month and for the portion of the Fiscal Year ending with such month, which statements shall be accompanied by an Officer's Certificate certifying (i) that the same are true and correct and were prepared in accordance with GAAP, applied on a consistent basis, subject to changes resulting from audit and normal year-end audit adjustments, and (ii) as to any material variances from the approved Annual Budget on a line-item basis. Each monthly report shall show the separate operations of each Leased Property, including, without limitation, the monthly cash flow and Census Information for such Leased Property. Each such monthly report shall be accompanied by the following: (1) a statement setting forth in reasonable detail the calculation of Net Operating Income for each Facility for the trailing twelve (12) months, in each case, ending at the end of the calendar month as to which such statement is being delivered; (2) a then current occupancy report for each Facility; (3) a monthly summary of accounts receivable with respect to each Facility and all of the Facilities in form acceptable to Landlord; and (4) such other information as Landlord shall reasonably request.

          25.7 Authorizations. Within ten (10) days after Landlord's written request therefor, Tenant shall deliver to Landlord copies of any and all Authorizations (together with any renewals or extensions therefor) certified by Tenant as accurate and complete in an Officer's Certificate.

          25.8 Actuarial  Reports.  Promptly (and in any event no later than ten
(10) days) after Tenant's receipt thereof, Tenant shall deliver to Landlord a complete copy of any Actuarial Report(s) received by Tenant.

          25.9 Survey Deficiency Summary Reports. Within ten (10) days after Landlord's request therefor, Tenant shall deliver to Landlord a consolidated survey deficiency summary report, indicating for each Facility whether any survey, citation or report alleging any deficiency with respect to such Facility has been issued during the prior fiscal quarter and, if so, setting forth the identity of the Governmental Authority that issued such survey, citation or report, a description of the alleged deficiency and the timetable or deadline for remedying same and Tenant's plan for curing such deficiency and any other plan of correction. Tenant shall also deliver to Landlord within ten (10) days after written request therefor by Landlord any other Facility specific survey reports reasonably requested by Landlord.

          25.10 [Intentionally Omitted]

          25.11 Financial Statements of Guarantor. Tenant shall cause each Guarantor to deliver to Landlord on a timely basis the annual financial statements, and Officer's Certificates, that are required by the terms of each Lease Guaranty.

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                                                                     Amberleigh

          25.12 Estoppel Certificates. Upon request by Landlord in connection with a proposed sale or refinancing of any Leased Property(ies) by Landlord or otherwise (and, in the case of any such request, in any case within ten (10) days), Tenant shall deliver an "Estoppel Certificate" in form and substance satisfactory to Landlord and certifying as to the matters described in Exhibit E attached thereto. Each such Estoppel Certificate shall be certified to Landlord and Landlord's designees and may be relied upon by Landlord and its designees. Any Estoppel Certificate shall, at Landlord's request, be delivered together with complete and accurate copies (originals of which shall be made available for inspection upon request by Landlord) of all licenses, permits and other Authorizations necessary to operate the Facilities in accordance with all applicable laws.

          25.13 SEC Reports. As soon as reasonably available, Tenant shall deliver to Landlord copies of any Forms 10K, 10Q and 8K, and any other annual, quarterly, monthly or other reports, copies of all registration statements and any other public information that any Tenant, any Guarantor, any ParentCo or any Affiliate of any Tenant, any Guarantor or any ParentCo files with the SEC or any other Governmental Authority. Promptly upon the furnishing thereof to the shareholders of any Tenant, any Guarantor, any ParentCo or any Affiliate of any Tenant, any Guarantor or any ParentCo, Tenant shall deliver to Landlord copies of all statements, reports, notices and proxy statements so furnished. Tenant shall not be deemed in default on account of any failure to furnish any of the materials described in this Section 25.13 if such materials are publicly filed on a scheduled basis and are readily available to Landlord, at little or no charge, through on-line public information data bases maintained by ParentCo. If any of the materials described in this Section 25.13 are available in electronic format, then upon Landlord's written request therefor, Tenant shall promptly furnish such electronic copies to Landlord.

          25.14 Supplemental Information. Tenant shall deliver to Landlord such supplements to the foregoing documents, and such other information and reports (including, without limitation, non-financial information), as Landlord or any Facility Mortgagee may reasonably request from time to time, provided such supplements, and such information and reports, are consistent with the types of supplements, reports and information generally utilized by institutions within the healthcare or financing industry.

          25.15 Facility Level Meetings and Reviews. Upon reasonable advance written request by Landlord (provided no such written request shall be required with respect to any Jeopardy Event), Tenant shall permit and shall make appropriate arrangements for, Landlord and/or Landlord's Representatives to discuss the affairs, operations, finances and accounts of each Tenant, each Guarantor and their respective Affiliates with, and be advised as to the same by, senior officers of each Tenant (and such of each Tenant's independent accountants and other financial advisors as would be relevant to the topic(s) of the particular meeting), all as Landlord may deem appropriate for the purpose of verifying any report(s) delivered by Tenant to Landlord under this Lease or for otherwise ascertaining compliance with this Lease by Tenant or the business, operational or financial condition of each Tenant, each Guarantor and/or their respective Affiliates and/or any of the Facilities. Without limitation of the foregoing, from time to time promptly following receipt of written notice from

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                                                                     Amberleigh

Landlord to Tenant (and in any event within ten (10) Business Days of such receipt), Tenant shall permit, and shall make appropriate arrangements for, Landlord and/or Landlord's Representatives to discuss the business, operational and financial condition of specific Facility(ies) designated by Landlord with, and be advised as to the same by, appropriate personnel of Tenant and its Affiliates having operational and accounting responsibilities for the Facility(ies) so specified by Landlord and to review, and make abstracts from and copies of, the books, accounts and records of Tenant and its Affiliates relative to any such Facility(ies). Unless otherwise agreed in writing by Landlord and Tenant, all of the discussions, reviews, abstracting and copying referenced in this Section 25.15 shall occur during normal business hours.

          25.16 Format. Notwithstanding anything contained herein to the contrary, Tenant shall deliver to Landlord the financial information, statements, reports, operating budgets and other financial data contemplated by
Section 25 in electronic form, and if an electronic form is not available, a format acceptable to Landlord in the exercise of its reasonable discretion.

     26. Landlord's Right to Inspect. Tenant shall permit Landlord, Landlord's Representatives, any then current or prospective Facility Mortgagee or other lender to Landlord, any then current or prospective investment banker, mortgage broker or other professional engaged by Landlord, any prospective purchaser of any Leased Property or any investor in Landlord or any Affiliate of Landlord and/or any prospective lessee, and its and their respective authorized representatives, to enter upon and conduct a physical inspection of any Leased Property at Landlord's expense (unless such item is otherwise expressly required to be performed at Tenant's or any Tenant Party's expense pursuant to this Lease or any other agreement between Landlord and Tenant or any Tenant Party) during normal business hours and, except in an emergency, upon not less than five (5) days' prior written notice, subject to any security, health, safety or confidentiality requirements of any Governmental Authority relating to the Premises, or imposed by law or applicable regulations or any insurance requirement, and provided that no such entry or inspection shall materially
interfere  with  Tenant's   business   operations  within  the  affected  Leased
Property(ies). Nothing contained in this Section 26 shall limit or impair Landlord's right to immediately enter upon and inspect the Premises, or any of Landlord's other rights or remedies, upon the occurrence of any Event of Default by Tenant.

     27. No Waiver. No failure by Landlord or Tenant to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof, and no acceptance of full or partial payment of Rent during the continuance of any such breach, shall constitute a waiver of any such breach or of any such term. To the extent permitted by law, no waiver of any breach shall affect or alter this Lease, which shall continue in full force and effect with respect to any other then existing or subsequent breach.

     28. Single Lease. Tenant hereby acknowledges that the agreement between Landlord and Tenant to treat this Lease as single lease in all respects was and is of primary importance to Landlord, and Landlord would not have entered into

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                                                                     Amberleigh

this Lease without there being such an agreement and such treatment of this Lease. All rights and obligations under this Lease relating to the Premises shall apply to each Leased Property and any default under this Lease pertaining to a single Leased Property or to the Premises or any portion thereof shall be an Event of Default pertaining to the Premises and each Leased Property. Without limiting the generality of the foregoing, the parties hereto acknowledge that, notwithstanding any references herein to any individual Leased Property and notwithstanding the possibility that certain individual Leased Properties may be deleted herefrom pursuant to the express provisions of this Lease under certain limited circumstances, the parties hereto expressly intend and agree that this Lease is not divisible and shall be treated as a single lease for all purposes whatsoever (including, without limitation, in the context of Tenant's attempted rejection, assumption and/or assignment of this Lease in any bankruptcy or other insolvency proceeding affecting any Tenant, in which case the parties hereto intend for such rejection to terminate this Lease with respect to the entire Premises or such assumption to apply with respect to the entire Premises, i.e., all but not less than all of the Leased Properties). Notwithstanding anything contained in this Section 28 or elsewhere in this Lease to the contrary, the existence of Tenant's Proportionate Share and the allocations of Rent described in Section 3.1.2 hereof and elsewhere in this Lease do not change the joint and several nature of each Tenant's obligation to pay all Rent owing hereunder as provided in Section 1.3 above. This Lease does not constitute, and may not be enforced (except at Landlord's sole discretion in connection with a Limited Termination Election) or treated as, a separate lease for any individual Leased Property. Notwithstanding the foregoing, the right of possession and leasehold right granted to each Tenant hereunder is limited as provided in Section 1.3 above.

     29. Acceptance of Surrender. No surrender to Landlord of this Lease or of any Leased Property or any part thereof, or of any interest herein or therein, shall be valid or effective unless agreed to and accepted in writing by Landlord, and no act by Landlord or any representative or agent of Landlord, other than such a written acceptance by Landlord, shall constitute an acceptance of any such surrender.

     30. No Merger of Title. There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, (i) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate and
(ii) the fee estate in any Leased Property.

     31. Conveyance by Landlord. Landlord may, without the consent or approval of Tenant, sell, transfer, assign, pledge, encumber, hypothecate, convey or otherwise dispose of all or any portion of the Premises. If Landlord or any successor owner of any Leased Property shall sell, transfer, assign, convey or otherwise dispose of any Leased Property in accordance with the terms hereof other than as security for a debt, and the purchaser, grantee, assignee or transferee of the Leased Property(ies) shall expressly assume all obligations of Landlord hereunder with respect to such Leased Property(ies) arising or accruing from and after the date of such sale, conveyance, transfer, assignment or other disposition, Landlord or such successor owner, as the case may be, shall thereupon be released from all future liabilities and obligations of Landlord under this Lease with respect to such Leased Property(ies) arising or accruing from and after the date of such sale, conveyance, transfer, assignment or other disposition as to such Leased Property(ies) and all such future liabilities and

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                                                                     Amberleigh

obligations with respect to such Leased Property(ies) shall thereupon be binding upon such purchaser, grantee, assignee or transferee. In the event of any such sale, transfer, assignment, conveyance or other disposition (other than as security for a debt) of less than all of the Premises, the provisions of Section 40 hereof governing New Leases shall apply.

     32. Quiet Enjoyment. So long as Tenant shall pay all Rent as the same becomes due and shall fully comply with all of the terms of this Lease and fully perform its obligations hereunder, Tenant shall peaceably and quietly enjoy each Leased Property for the Term hereof, free of any claim, interruption or other action by Landlord or anyone claiming through Landlord, but subject to all Permitted Encumbrances. No failure by Landlord to comply with the foregoing covenant shall give Tenant any right to abate, reduce or make a deduction from or offset against the Rent or any other sum payable under this Lease, or to fail to perform any other obligation of Tenant hereunder. Notwithstanding the foregoing, Tenant shall have all rights and remedies available at law or in equity, except as otherwise provided herein, by separate and independent action, to pursue any claim or claims it may have against Landlord as a result of any breach by Landlord of the covenant of quiet enjoyment contained in this Section 32.

     33. Notices. All notices, demands, requests, consents, approvals and other communications hereunder shall be in writing and delivered (i) by mail (registered or certified mail, return receipt requested), in which case such notice shall be deemed received three (3) Business Days after its deposit, (ii) by confirmed facsimile, in which case such notice shall be deemed received the next Business Day, or (iii) by reputable nationally recognized overnight courier service, in which case such notice shall be deemed received the next Business Day, addressed to the respective parties, as follows:


         (a)    if to any Tenant:

                Capital Senior Living Corporation
                300 Park Avenue
                Suite #1700
                New York, New York 10022
                Attn:  Lawrence A. Cohen
                Fax:  (212) 551-1774

                With a copy to:

                Capital Senior Living Corporation
                14160 Dallas Parkway
                Suite #300
                Dallas, Texas 75254
                Attn:  David Brickman
                Fax:  (972) 770-5666


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                                                                     Amberleigh

         (b)    if to Landlord:

                Ventas Amberleigh, LLC
                c/o Ventas, Inc.
                10350 Ormsby Park Place, Suite 300
                Louisville, Kentucky 40223
                Attention:  Lease Administration
                Facsimile:  (502) 357-9001

                With a copy to:

                Ventas, Inc.
                10350 Ormsby Park Place, Suite 300
                Louisville, Kentucky 40223
                Attention:  General Counsel
                Facsimile:  (502) 357-9029

or to such other address as either party may hereunder designate in writing.

     34. General REIT Provisions. Tenant understands that, in order for Landlord's Affiliate, Ventas, Inc., to qualify as a REIT, certain requirements (the "REIT Requirements") must be satisfied, including, without limitation, the provisions of Section 856 of the Code. Accordingly, Tenant agrees, and agrees to cause its Affiliates, permitted subtenants, if any, and any other parties subject to its control by ownership or contract, to reasonably cooperate with, and to take such actions as are reasonably requested by, Landlord to ensure that the REIT Requirements are satisfied, including, but not limited to, providing Landlord or Ventas, Inc. with information about the ownership of Tenant and its Affiliates.

     35. Transfer of Tenant's Personal Property. Upon the expiration or earlier termination of this Lease with respect to a Leased Property (unless such termination is the result of Tenant's purchase of such Leased Property), all Tenant's Personal Property relating to such Leased Property shall become the property of Landlord, free of any lien, claim or encumbrance, and Tenant shall, at its expense, take any actions reasonably necessary to discharge any applicable lien, claim or encumbrance (and, relative to any Tenant's Personal Property that is leased by Tenant, Tenant agrees, at its expense, immediately to acquire title thereto, in order to be able to convey title thereto to Landlord as provided in this Section 35). Landlord acknowledges and agrees that neither Tenant's proprietary software nor Tenant's trademarks nor Tenant's accounts receivable nor Tenant's policy manuals are to be transferred to Landlord pursuant to this Section 35. Tenant shall execute and deliver such assignments, conveyance documents, bills of sale and other instruments as Landlord shall reasonably require to evidence the conveyances and transfers referenced in this
Section 35 and otherwise reasonably assist Landlord with such conveyances and transfers.



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
                                                                     Amberleigh

     36. Compliance With Environmental Laws.

          36.1 Hazardous Substances. Tenant shall not place or hold any Hazardous Substances under, on or at any of the Leased Properties, except as is necessary or reasonable in the ordinary course of its business. If Tenant's business requires the use of any Hazardous Substances, other than such cleaning materials as are typically found in healthcare facilities, Tenant shall notify Landlord in writing and shall comply with hazard communication and notification requirements of the Occupational Safety and Health Act and any other Environmental Laws with respect to such Hazardous Substances. Tenant shall comply with all Environmental Laws in connection with its use, operation and management of the Leased Properties. Tenant shall not cause or allow any asbestos to be incorporated into any Leased Improvements or Alterations that it makes or causes to be made on or to any of the Leased Improvements. Tenant shall not use any of the Leased Properties as a treatment, storage, or disposal (whether permanent or temporary) facility for Hazardous Substances as defined under RCRA. If Tenant, in the ordinary course of its business (e.g., customary cleaning supplies), generates Hazardous Substances, then Tenant shall comply with all Environmental Laws relating to the appropriate use, storage, transportation and disposal of Hazardous Substances. Tenant further agrees that it shall properly, and in compliance in all material respects with all Environmental Laws, dispose of all "infectious waste" such as, without limitation, laboratory waste, pathological waste, blood specimens or products, resident waste, including, without limitation, bandages and disposable gowns, sharp waste and any material generated by the production or testing of biological agents. All of the terms, covenants, warranties and indemnifications contained in this Section 36 shall survive the expiration or sooner termination of this Lease.

          36.2 Remediation; Notification. If Tenant becomes aware of a material violation of any Environmental Laws relating to any Hazardous Substance or otherwise in, on, under or about any Leased Property or any adjacent property thereto, or if Tenant, Landlord or a Leased Property becomes subject to any order of any federal, state or local agency to repair, close, detoxify, decontaminate or otherwise remediate such Leased Property, Tenant shall promptly notify Landlord of such event and, at its sole cost and expense, cure such violation or effect such repair, closure, detoxification, decontamination or other remediation, which activities shall in all events be performed in accordance with all applicable Environmental Laws and shall be subject to Landlord's written approval as to their scope, process, content and standard for completion prior to their commencement, such approval not to be unreasonably withheld. If Tenant fails to implement and diligently pursue any such cure, repair, closure, detoxification, decontamination or other remediation as required under this Section 36.2, Landlord shall have the right, but not the obligation, to carry out such action and to recover from Tenant all of Landlord's costs and expenses incurred in connection therewith. Each of Landlord and Tenant shall promptly notify the other upon becoming aware (or being notified) of (i) any claims, suits, proceedings, investigations or demands, or any enforcement, cleanup or other regulatory or judicial action, threatened, made, or initiated against or involving it and relating to any of the Leased Properties pursuant to any Environmental Laws, including, without limitation, those relating to the presence, treatment, storage, handling, disposal, generation, spill, release or discharge of any Hazardous Substances on, at, in, under or about the Leased Properties or the migration thereof from or to any

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
                                                                     Amberleigh

other property; and (ii) the imposition of any lien arising under Environmental Laws on any of the Leased Properties.

          36.3 Indemnity. Tenant shall indemnify, defend, protect, save, hold Landlord and all of the Landlord Indemnified Parties harmless from and against any and all Losses (including, but not limited to, losses of use or economic benefit or diminution in value) suffered or incurred by Landlord or any Landlord Indemnified Parties in connection with, arising out of, resulting from or incident to: (i) the production, use, generation, storage, treatment, transporting, disposal, discharge, release or other handling or disposition of any Hazardous Substances from, in, on or about any of the Leased Properties, whenever caused, arising or occurring, except to the extent caused by Landlord or any of the Landlord Indemnified Parties from and after the date hereof; (ii) the presence of any Hazardous Substances in, on, under or about any Leased Properties before the Commencement Date or during the Term; (iii) the violation of any Environmental Laws with respect to any Leased Property during the Term or prior to the Commencement Date; and (iv) any breach by Tenant or any Tenant Parties of this Section 36.

          36.4 Environmental Inspection. Landlord shall have the right, upon not less than five (5) days' written notice to Tenant, except in the case of an emergency, in which event no notice shall be required, to conduct an inspection of any Leased Property to determine the existence or presence of Hazardous Substances at, in, on, under or about any Leased Property in violation of any Environmental Laws or the existence at any Leased Property of any violation of any Environmental Laws. Landlord shall have the right to enter and inspect any Leased Property and to conduct any testing, sampling and analyses reasonably necessary and shall further have the right to inspect materials brought into any Leased Property. Landlord may, in its discretion, retain such experts to conduct the inspections, or perform the tests, referred to herein, and to prepare a written report in connection therewith. Landlord shall have the right to inspect the Leased Properties with regard to the management and disposal of Hazardous Substances at all reasonable times during the Term. All reasonable costs and expenses incurred by Landlord under this Section 36.4 shall be paid by Tenant as Consent Expenses.

          36.5 Removal. Upon the earlier of the expiration or earlier termination of this Lease as to one or more Leased Properties, Tenant shall forthwith remove all Hazardous Substances from any portion of the Leased Properties as to which such expiration or termination relates, to the extent such Hazardous Substances are present due to the acts or omissions of Tenant or any Tenant Parties, which removal shall be performed in accordance with any Environmental Laws and to Landlord's satisfaction.

     37.  Operational Transfer.

          37.1 Exercise; Transfer of Authorizations.

               37.1.1 Exercise. Upon (i) the expiration of this Lease as to any Leased Property in accordance with its terms as of the Expiration Date

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
                                                                     Amberleigh

applicable to such Leased Property, (ii) the occurrence of an Early Termination Event as to any Leased Property (including any Deleted Property) or (iii) the earlier dispossession of Tenant from any Leased Property, Landlord shall have the unequivocal, unilateral right to require an Operational Transfer with respect to such Leased Property (any Leased Property with respect to which Landlord elects to require an Operational Transfer, a "Transition Property") by delivery of written notice to Tenant specifying such election (a "Transition Notice"). Landlord may exercise (in its sole discretion) its right to require an Operational Transfer, with respect to any Leased Property with respect to which this Lease will terminate by its terms as of the Expiration Date applicable to such Leased Property, by delivering a Transition Notice on or prior to ten (10) days prior to such Expiration Date. In the event of an Early Termination Event as to any Leased Property or dispossession of Tenant with respect to any Leased Property, Landlord may exercise (in its sole discretion) its right to require an Operational Transfer with respect to such Leased Property at any time by delivering a Transition Notice to Tenant.

               37.1.2 Transfer of Authorizations. If Landlord exercises its right to require an Operational Transfer with respect to a particular Leased Property(ies), Tenant shall take any and all necessary actions; file such applications, petitions, and transfer notices; make such assignments, conveyances and transfers of permits, licenses, approvals and Facility Provider Agreements issued to Tenant to and for the benefit of Landlord and/or any Landlord's designee (any such designee, a "Successor Operator"); and cause such permits, licenses, approvals and Facility Provider Agreements to be issued to and for the benefit of Landlord and/or any Successor Operator, in any and all such cases as are necessary, desirable, or advisable, such that the day-to-day operations of the Transition Property(ies) for the Primary Intended Use(s) of the Facility(ies) located on such Transition Property(ies) are transferred and transitioned, practically and legally, to Landlord and/or any Successor Operator simultaneously with the termination or earlier expiration of this Lease as to the Transition Property(ies) without interruption of the business activities therein, regulatory or otherwise (such transfer of operations, an "Operational Transfer"). Without limitation of the foregoing or any other rights of Landlord or any Successor Operator as set forth in this Section 37, as part of any Operational Transfer, Tenant shall, to the extent permitted by applicable law,
(i) sell, transfer, convey and assign to Landlord and/or any Successor Operator, as applicable, those of the Authorizations that Landlord elects to assume and accept (or cause Successor Operator to assume and accept) (the "Assigned Authorizations") or allow Landlord or any Successor Operator to continue to rely upon any Authorizations (including, but not limited to, any Facility Provider Agreements); (ii) use its unconditional, best efforts to enable Landlord and/or Successor Operator to apply for and obtain any and all licenses, operating permits, Provider Agreements, provider status, certificates of need, certificates of exemption, approvals, waivers, variances and other governmental, quasi-governmental and private authorizations necessary or advisable for the continuous operation of the Facility(ies) located on each Transition Property for its/their Primary Intended Use(s) (collectively, "Transfer Authorizations");
(iii) assign to Landlord or any Successor Operator, as applicable, such assignable resident, vendor, service provider and other contracts relating to the Facility(ies) located on each Transition Property as Landlord or any Successor Operator may request (the "Assigned Contracts"); (iv) if requested by

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
                                                                     Amberleigh

Landlord, enter into an operations transfer agreement with Landlord or Successor Operator, as applicable, that is reasonably acceptable to Landlord; (v) not unreasonably withhold, condition or delay its consent to entering into any interim sublease or management agreements as may be necessary to effectuate an early transfer of the operations of the Facility(ies) located on each Transition Property for its/their Primary Intended Use(s) prior to the time that Landlord or Successor Operator, as applicable, holds all Authorizations from all applicable Governmental Authorities necessary to so operate such Facility(ies); and (vi) indemnify, defend, protect and hold harmless Landlord and any Successor Operator from and against any loss, damage, cost or expense incurred by Landlord or Successor Operator in connection with the correction of any and all deficiencies of a physical nature identified by any Governmental Authority in the course of any Operational Transfer. Except as may be expressly assumed and paid by any successor third party operator, the costs and expenses incident to any Operational Transfer, including, but not limited to, any costs incident to assigning the Assigned Authorizations, obtaining Transfer Authorizations and assigning the Assigned Contracts, shall be paid entirely by Tenant as Consent Expenses. It is the express intention of the parties that, at the expiration or earlier termination of the Term as to each Transition Property, and upon any dispossession of Tenant in connection with any Event of Default as to any Facility(ies) located on a Transition Property, any and all Authorizations needed to operate each Transition Property as to which the Term is expired or terminated, or as to which Tenant has been dispossessed, for its/their Primary Intended Use(s) shall, to the maximum extent permitted by applicable law, and if Landlord so elects, remain with such Facility(ies) and shall be transferred into the name of Landlord and/or Successor Operator, as applicable, regardless of whether any such Authorization is in the name of Tenant at any time during the Term.

               37.2 Reasonable Assistance. In anticipation of the expiration of this Lease as to any Leased Property, or upon any Early Termination Event as to any Leased Property, or the earlier dispossession of Tenant with respect to any Leased Property, Tenant shall cooperate with Landlord in all respects to facilitate and effectuate an Operational Transfer if Landlord elects to require an Operational Transfer. Such cooperation shall include, without limitation: (i) furnishing to Landlord or any prospective Successor Operator complete and accurate books, records, files, documents and information in Tenant's possession, custody or control necessary or reasonably requested by Landlord or Successor Operator in connection with any Operational Transfer, the assessment and/or assumption of the operations of any Transition Property(ies) and/or the completion and processing of any applications for the assignment of the Assigned Authorizations or the Assigned Contracts or obtaining Transfer Authorizations; and (ii) facilitating the evaluation and employment by Landlord or any prospective Successor Operator of such employees of Tenant or its Affiliates (or any third party employment agency with whom Tenant or its Affiliates has an agreement pursuant to which such agency employs such parties) as Landlord or
Successor Operator may elect to evaluate or employ, including, without limitation, to the extent permitted by law, affording Landlord or Successor Operator, as applicable, access to all relevant personnel files, records, documents and information in Tenant's or its Affiliates' possession, custody or control.


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
                                                                     Amberleigh

          37.3 Facility Termination; Limited Term Contraction Right; Limited Extended Operation by Tenant.

               37.3.1 Facility Termination. Notwithstanding anything to the contrary contained in this Lease, Tenant shall not, prior to the fifteenth
(15th) day preceding the Expiration Date applicable to each Leased Property, commence to wind up and terminate the operations of the Facility(ies) operated thereon (a "Facility Termination"). In no event, and under no circumstances, shall any Tenant relocate the residents or occupants of any Facility to any other healthcare facility without obtaining Landlord's prior written consent (which consent may be withheld in Landlord's sole discretion); provided, however, that, if Landlord has not delivered a Transition Notice to Tenant prior to the fifteenth (15th) day preceding the Expiration Date applicable under this Lease to a particular Leased Property, then Tenant may commence the Facility Termination (including the relocation of residents) as to the Facility(ies) located on such Leased Property and, upon the expiration of this Lease as to such Leased Property and Facility(ies), Tenant shall vacate such Leased Property and surrender possession thereof to Landlord in accordance with all of the applicable requirements of this Lease. If, prior to the fifteenth (15th) day preceding the Expiration Date applicable under this Lease to a particular Leased Property, Landlord elects to require an Operational Transfer by delivering a Transition Notice to Tenant, Tenant shall not commence or otherwise engage in a Facility Termination with respect to the Facility(ies) located on such Leased Property. In the event of an Early Termination Event or early dispossession of Tenant with respect to any Leased Property, Tenant shall in no event commence a Facility Termination in connection with the applicable Leased Property unless and until Landlord affirmatively elects, in writing and in its sole discretion, not to deliver a Transition Notice with respect to such Leased Property.

               37.3.2 Limited Term Contraction Right. Landlord shall have the right, as to each Leased Property, to elect to contract the Term, and accelerate the Expiration Date, of this Lease as it applies to such Leased Property. To exercise such election and right as to a particular Leased Property, Landlord shall give a written notice (a "Contraction Notice") to Tenant specifying the revised, earlier Expiration Date that will, for all purposes of this Lease, thereafter be applicable to such Leased Property, which revised, earlier Expiration Date so specified by Landlord shall be (i) not more than one hundred twenty (120) days prior to the Initial Expiration Date, (ii) no sooner than sixty (60) days after the date of Landlord's aforesaid Contraction Notice, and
(iii) binding upon Landlord and Tenant upon Landlord's issuance of such Contraction Notice. Landlord may issue one, but not more than one, Contraction Notice as to each Leased Property.

               37.3.3 Limited Extended Operation by Tenant. In the event Landlord delivers a Transition Notice as to a particular Transition Property, Tenant shall thereafter operate the Facility(ies) located on such Transition
Property in accordance with all of the requirements of this Lease until the earliest to occur of (i) the date (on or after the expiration of this Lease as to such Transition Property and Facility(ies)) on which Landlord or Successor Operator, as applicable, will assume the operation of such Facility(ies), as specified in a written notice from Landlord to Tenant given not less than sixty
(60) days prior to the date of such assumption; (ii) the date that is one hundred twenty (120) days after the Expiration Date applicable to such

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Transition Property and Facility(ies)  (except that in connection with any Early
Termination Event or any early dispossession of Tenant with respect to any Leased Property, such one hundred twenty (120) day period shall not commence until Landlord delivers a Transition Notice as to the applicable Leased Property); and (iii) the date (on or after the Expiration Date applicable to any Transition Property and Facility(ies)) that is ninety (90) days after Tenant receives written notice from Landlord that, notwithstanding the foregoing, Tenant may commence the Facility Termination, on which earliest date, Tenant shall vacate the Leased Property in question and surrender possession thereof to Landlord in accordance with all of the applicable requirements of this Lease. In the event Landlord sends Tenant a Transition Notice with respect to a Leased Property as to which this Lease has terminated as of the Expiration Date applicable to such Leased Property (e.g. not in the case of an Early Termination Event or early dispossession of Tenant), and, as a result thereof, Tenant operates a Facility(ies) beyond the aforesaid Expiration Date applicable to such Leased Property, then, from and after the expiration of this Lease as to such Leased Property and until the earliest to occur of the dates described in clauses (i), (ii) and (iii) above relative to such Leased Property (the "Reimbursement Period"), (x) Landlord shall provide Tenant with an operating budget, (y) Landlord shall include in the aforesaid operating budget, and Tenant shall continue to pay during the Reimbursement Period, all Rent that would have been owing under this Lease as to such Leased Property if this Lease had not expired as to such Leased Property, and (z) Landlord shall reimburse Tenant for any operating deficits with respect to such Leased Property that Tenant may be required to fund out-of-pocket on account of operating losses and expenses of such Leased Property incurred by Tenant by reason of, or arising out of compliance with, such budget with respect to the Reimbursement Period applicable to such Leased Property. Any such reimbursement shall be due from Landlord to Tenant within thirty (30) days after written request by Tenant, provided that Tenant shall furnish such documentation of any operating deficits, losses and expenses as Landlord may reasonably request. The terms of this Section 37 shall survive the expiration or sooner termination of this Lease.

               37.4 Use of Tenant's Names. Without limitation of the other provisions of this Section 37 and notwithstanding anything to the contrary contained in this Lease, Tenant agrees to allow Landlord or any Successor
Operator, at its option and at no cost to Landlord or any such Successor Operator, to continue to use, in its signage, marketing and advertising materials, operations and otherwise, any or all name(s) of Tenant and its Affiliates (including, without limitation, tradenames) associated with the operation of a particular Leased Property and related Facility as a going concern except Landlord, its affiliate or assign shall not use "Capital Senior Living" or any variation thereof (e.g., CSL) following (i) the expiration or termination of this Lease as it applies to such Leased Property and Facility and
(ii) the vacation from, and surrender of, such Leased Property and Facility by Tenant in accordance with this Section 37 and the other requirements of this Lease. As to any name (including, without limitation, any trade name) or any portion thereof that is associated solely with any Leased Property and related Facility, it is understood that any such name is and shall at all times remain the property of Landlord, and that Tenant shall have a license (to the full extent, if any, that Landlord is entitled to do so) to use such property or facility name(s) during the Term hereof, but that Landlord makes no representations or warranties regarding said license or said name(s) and that

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any failure of other  defect in such  name(s)  shall not give rise to any claim, defense or other matter whatsoever.

     38. Non-Recourse. Tenant specifically agrees to look solely to Landlord's and any successor owner's interest in the then applicable Premises for recovery of any judgment against Landlord, it being specifically agreed that neither Landlord, any such successor owner, nor any officer, director, employee, lender, agent or Affiliate of Landlord or any such successor owner shall ever be personally liable for any such judgment or for the payment of any monetary obligation to Tenant. Tenant shall have no recourse against any other property or assets of Landlord or any successor owner, or against any property or assets of any officer, director, employee, lender, agent or Affiliate of Landlord or any successor owner. Furthermore, in no event shall Landlord (original or successor) ever be liable to Tenant for any special, indirect or consequential damages suffered by Tenant from whatever cause. Landlord shall have no recourse against Tenant's officers and directors personally for any judgment against Tenant; provided, however, that said limitation shall not apply if and to the extent that Landlord has a claim that would otherwise be covered by a directors' and officers' (i.e., "D&O") liability policy or any other applicable policy of insurance.

     39. Combination of Leases. If Landlord is the landlord under both this Lease and any Other Lease, Landlord shall have the right, at any time during the Term, by written notice to Tenant, to require that this Lease and such Other Lease (the "Combination Lease") be combined into a single lease and to require Tenant to execute an amendment to this Lease whereby (i) if this Lease is the
Section 39 Lease, the Leased Properties covered by the Combination Lease ("Additional Properties") are added as Leased Properties under this Lease and otherwise merged into this Lease or (ii) if the Combination Lease is the Section 39 Lease, the Leased Properties covered by this Lease are added as Leased Properties under the Combination Lease and otherwise merged into the Combination Lease, in each case subject to the following terms and conditions:

          39.1 Section 39 Lease. References in this Lease to the "Section 39 Lease" shall mean and refer to whichever of this Lease or the Combination Lease is chosen by Landlord to be the Section 39 Lease.

          39.2 Additional Properties. If this Lease is the Section 39 Lease, effective as of the date specified in Section 39.4 below (the "Section 39 Date"), this Lease shall be deemed to be amended as follows:

               39.2.1 The Additional Properties shall be included as Leased Properties under this Lease and the appropriate exhibits to this Lease shall be amended to add the addresses and legal descriptions of such Additional Properties.

               39.2.2 Fixed Rent under this Lease shall be the combination of the respective amounts of the Fixed Rent under this Lease and the Combination Lease.

               39.2.3 Any rental escalations that are to be made with respect to the Leased Properties under this Lease shall also be made with respect to the

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Additional   Properties  as  if  such  Additional  Properties  had  been  Leased
Properties under this Lease since the beginning of the Term.

               39.2.4 Schedule 2 to this Lease shall be amended so as to add thereto the Tenant's Proportionate Share(s) relative to the Tenant(s) under the Combination Lease that was/were previously included in Schedule 2 to the Combination Lease, and the Tenant's Proportionate Share(s) of the Tenant(s) included in this Lease (including, without limitation, the additional Tenant(s) from the Combination Lease) shall be recalculated so that each such Tenant shall have a Tenant's Proportionate Share equal to the percentage that the Fixed Rent allocable to the Facility(ies) operated by such Tenant (which allocable portion of Fixed Rent shall remain equal to the share of Fixed Rent that was allocated to such Facility(ies) under this Lease or the Combination Lease, as applicable, prior to the combination of the Leases pursuant to this Section 39) comprises of the aggregate Fixed Rents for all Leased Properties included in this Lease (including, without limitation, the Additional Properties) and so that the aggregate of all Tenant's Proportionate Shares equals one hundred percent (100%).

               39.2.5 Tenant under this Lease shall be responsible for the payment, performance and satisfaction of all duties, obligations and liabilities arising under the Combination Lease, insofar as they relate to the Additional Properties, that were not paid, performed and satisfied in full prior to the
Section 39 Date, and, without limitation of the foregoing, (i) any Event of Default that had occurred, arisen or accrued under the Combination Lease prior to the Section 39 Date shall be, and shall be deemed to be, an Event of Default under this Lease, as to which the rights and remedies and other provisions of this Lease shall be applicable, (ii) any breach or default that had occurred, arisen or accrued under the Combination Lease prior to the Section 39 Date but had not yet become an Event of Default under the Combination Lease as of the
Section 39 Date shall be, and be deemed to be, a breach or default under this Lease, as to which the cure periods, rights and remedies and other provisions of this Lease shall be applicable, and (iii) with respect to any breach or default described in subsection (ii) above, although the cure periods, rights and remedies and other provisions of this Lease shall be applicable, the portion of any cure period under the Combination Lease that had elapsed as of the Section 39 Date shall be counted in determining whether and when the applicable cure period under this Lease has expired.

               39.2.6 The Additional Properties shall otherwise be incorporated into this Lease as Leased Properties included under this Lease the same as if this Lease, from the inception of the Lease, had included such Leased Properties as Leased Properties hereunder on the rent, lease terms and other economic terms described in the Combination Lease (and, in such regard, any provisions of the Combination Lease that apply particularly, or in a particular manner, to any or all of the Additional Properties shall continue to apply thereto under this Lease (e.g. if an Additional Property is located in a particular jurisdiction and, under Section 46 of the Combination Lease, particular provisions apply thereto on account thereof, such provisions shall continue to apply to such Additional Property under this Lease, as the Section 39 Lease)).


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                                                                     Amberleigh

               39.2.7 Exhibit C attached hereto and the Base Year Resident Revenues shall thereafter be amended and increased, respectively, to include the Additional Properties and increase the Base Year Resident Revenues by the amount of the Allocated Base Year Resident Revenues applicable to the Additional Properties.

          39.3 Combination Lease. If this Lease is not the Section 39 Lease, effective as of the Section 39 Date, this Lease shall be amended as necessary
(i) to incorporate into the Combination Lease as Leased Properties thereunder the Leased Properties covered by this Lease the same as if the Leased Properties covered by this Lease had, from the inception of this Lease, been included in the Combination Lease as Leased Properties thereunder on the rent, lease terms and other economic terms described in this Lease and (ii) otherwise to comply with the requirements of Section 39 of the Combination Lease, as the Section 39 Lease thereunder. Tenant acknowledges and agrees that, without limitation of
Section 39.2.5 above, the amendment referenced in this Section 39.3 shall not result in Tenant being released from any duties, liabilities or obligations that had accrued under this Lease through the Section 39 Date.

          39.4 Section 39 Date. In the case of any combination of leases pursuant to this Section 39, such combination shall be effective on the date that is the earlier of (i) the date the required amendments to the Lease and the Combination Lease are fully executed and delivered by the parties thereto and
(ii) the date specified in the written notice from Landlord to Tenant requiring a combination of this Lease and the Combination Lease as described above, which date shall be no sooner than ten (10) days, nor later than sixty (60) days, after the date such notice is issued.

          39.5 Additional Actions. Landlord and each Tenant shall take such actions and execute and deliver such documents, including, without limitation, required amendments to this Lease and the Combination Lease, as are reasonably necessary and appropriate to effectuate fully the provisions and intent of this
Section 39 and, in the event any ambiguity, or actual or apparent conflict in the terms or provisions of this Lease and the Combination Lease, arises on account of any combination of leases pursuant to this Section 39, such ambiguity or conflict shall be resolved by Landlord, in its reasonable discretion.

          40. New Lease. Landlord shall have the right, at any time and from time to time during the Term, by written notice to Tenant, to require Tenant to execute an amendment to this Lease whereby one or more Leased Properties (individually, a "Transferred Premises" or collectively, "Transferred Premises") are separated and removed from this Lease, and simultaneously to execute a substitute lease with respect to such Transferred Premises, in which case:

               40.1 New Lease Terms. Landlord and Tenant shall execute a new lease (the "New Lease") for such Transferred Premises, effective as of the date specified in Section 40.3 below (the "Property Transfer Date"), in the same form and substance as this Lease, but with the following changes thereto:

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
                                                                     Amberleigh

               40.1.1 Fixed Rent. The initial Fixed Rent for such Transferred Premises shall be an amount equal to the product of (i) the sum of Tenant's
Proportionate Shares applicable to all of the Facilities located on the Transferred Premises, and (ii) aggregate Fixed Rent in effect under this Lease immediately prior to the Property Transfer Date. The allocable share of Fixed Rent for each Tenant under the New Lease shall be equal to the product of (x) Tenant's Proportionate Share for the Facility(ies) located on such Transferred Premises under the New Lease, as calculated pursuant to Section 40.1.2, and (y) Fixed Rent under the New Lease. Any rental escalations required under this Lease shall be made under the New Lease on the same date and in the same manner as is required under this Lease, in the full amount required as if such Transferred Premises had been under the New Lease for a full year, notwithstanding that the period from the Property Transfer Date to the rent escalation date may be less than one full year. The Base Year Resident Revenues applicable to the Transferred Premises for purposes of determining whether the Rent Escalation Condition under such New Lease has been satisfied shall be equal to the aggregate of the Allocated Base Year Resident Revenues for all of the Transferred Premises.

               40.1.2 Proportionate Shares. An exhibit to such New Lease comparable to Schedule 2 attached to this Lease shall include a Tenant's Proportionate Share for each Facility located on the Transferred Premises covered by the New Lease equal to the percentage that the Fixed Rent allocable to such Facility under the New Lease comprises of the aggregate Fixed Rent for all Facilities located on all of the Transferred Premises under such New Lease (and the aggregate of all such Tenant's Proportionate Shares under such New Lease shall equal one hundred percent (100%)).

               40.1.3 Liabilities and Obligations. The New Lease shall provide that each Tenant thereunder shall be responsible for the payment, performance and satisfaction of all duties, obligations and liabilities arising under this Lease, insofar as they relate to the Transferred Premises subject to the New Lease, that were not paid, performed and satisfied in full prior to the commencement date of the New Lease (and Tenant under this Lease shall also be responsible for the payment, performance and satisfaction of the aforesaid duties, obligations and liabilities not paid, performed and satisfied in full prior to the commencement date of such New Lease), and shall further provide that the Tenant thereunder shall not be responsible for the payment, performance or satisfaction of any duties, obligations and liabilities of Tenant under this Lease arising after the Property Transfer Date.

               40.1.4 Single Leased Property. If the New Lease relates to a single Leased Property, the New Lease shall provide that (i) because, for example, such New Lease may thereafter be amended by agreement of Landlord and Tenant to include one or more other leased properties or such New Lease may thereafter be combined with a Combination Lease pursuant to Section 39 of such New Lease, with such New Lease as the Section 39 Lease, Landlord and Tenant under such New Lease have, in creating such New Lease, nevertheless retained in such New Lease references to multiple Leased Properties and provisions and terms that apply to multiple Leased Properties and (ii) without limitation of and subject to Section 39 of such New Lease, for so long as such New Lease relates to a single Leased Property, the aforesaid references to multiple Leased Properties, and the aforesaid provisions and terms applicable to multiple Leased Properties, shall, if the context so requires in light of such New Lease

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relating to only a single Leased Property,  be treated as references to a single
Leased  Property  or as  provisions  and  terms  applicable  to a single  Leased
Property.

               40.1.5 Deletion of Provisions. At the election of Landlord, any one or more of the provisions of the New Lease pertaining to the REIT status of Ventas, Inc. shall be deleted. In addition, Landlord may delete and eliminate from such New Lease such provisions herein as it elects, provided such deletion and elimination do not materially and adversely affect the Tenant under such New Lease.

               40.1.6 Security Deposit; Escrow Deposits; Capital Expenditures Deposits. Such New Lease shall contemplate both a security deposit and escrow and capital expenditures deposits in the same manner or fashion as contemplated by this Lease. Such amounts under the New Lease shall initially be funded by Landlord from the Security Deposit held by Landlord and the escrow and capital expenditures deposits held in the Escrow Account and Capital Expenditures Account, with the Security Deposit under the New Lease to be equal to the product of (i) the sum of Tenant's Proportionate Shares applicable to all of the Facilities located on the Transferred Premises and (ii) the aggregate Security Deposit held by Landlord under this Lease immediately prior to the Property Transfer Date and the initial amounts to be held in the escrow and capital expenditures accounts under the New Lease to be determined as provided in
Section 11.3.4 hereof.

          40.2 Amendments to this Lease. Upon execution of such New Lease, and effective as of the Property Transfer Date, this Lease shall be deemed to be amended as follows: (i) the Transferred Premises shall be excluded from the Premises hereunder; (ii) Fixed Rent hereunder shall be reduced by the amount of the Fixed Rent allocable to the Transferred Premises; (iii) Exhibit C attached hereto and the Base Year Resident Revenues shall be amended and reduced, respectively, to delete and eliminate the Transferred Premises therefrom and reduce the Base Year Resident Revenues by the amount of the Allocated Base Year Resident Revenues applicable to the Transferred Premises for purposes of determining whether the Rent Escalation Condition has been satisfied or otherwise under this Lease; and (iv) Schedule 2 attached hereto shall be modified so as to remove the Tenant's Proportionate Shares for the Transferred Premises, and the Tenant's Proportionate Shares for the Leased Properties remaining under this Lease shall be recalculated so that each such Facility shall have a Tenant's Proportionate Share equal to the percentage that the Fixed Rent for such Facility comprises of the aggregate Fixed Rents for all Premises remaining under this Lease, and so that the aggregate of all Tenant's Proportionate Shares remaining under this Lease equals 100%. Such amendments shall occur automatically and without the necessity of any further action by Landlord or Tenant, but, at Landlord's election, the same shall be reflected in a formal amendment to this Lease, which amendment shall be promptly executed by Tenant.

          40.3 Effective Date. Any New Lease shall be effective on the date which is the earlier of: (i) the date the New Lease is fully executed and delivered by the parties thereto and (ii) the date specified in the written

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
                                                                     Amberleigh

notice from Landlord to Tenant requiring a New Lease as described above, which date shall be no sooner than ten (10) days, nor later than sixty (60) days, after the date such notice is issued.

          40.4 Other Undertakings. Tenant shall take such actions and execute and deliver such documents, including without limitation the New Lease and new or amended Memorandum(s) of Lease and, if requested by Landlord, an amendment to this Lease, as are reasonably necessary and appropriate to effectuate fully the provisions and intent of this Section 40, and Landlord shall execute and deliver such new or amended Memorandum(s) of Lease as are reasonably necessary and appropriate to effectuate fully the provisions and intent of this Section 40 and an amendment of this Lease in accordance with Section 40.2 above, as applicable.

     41. Restrictive Covenant. Tenant, Guarantor and their respective Affiliates shall be subject to the restrictive covenants and conditions governing the ownership, leasing, management or operation of additional healthcare facilities contained in Exhibit F attached hereto.

     42.  Miscellaneous.

          42.1 Survival. Anything contained in this Lease to the contrary notwithstanding, all claims against, and liabilities of, Tenant or Landlord arising prior to any date of expiration or termination of this Lease shall survive such expiration or termination, and, without limitation of the foregoing, Tenant's obligation to pay any Rent owing hereunder with respect to any period on or prior to the expiration or termination of this Lease, as this Lease applies to any or all of the Premises, shall survive any such expiration or termination.

          42.2 Non-Business Day Payments. Notwithstanding anything herein to the contrary, if any payment required to be made hereunder falls on a date that is not a Business Day, then such required payment shall be made on the Business Day immediately preceding the date on which such payment would otherwise be due.

          42.3 Brokers. Tenant warrants that, it has not had any contact or dealings with any Person that would give rise to the payment of any fee or brokerage commission in connection with this Lease, and Tenant shall indemnify, protect, hold harmless and defend Landlord from and against any liability with respect to any fee or brokerage commission arising out of any act or omission of Tenant. Landlord warrants that, it has not had any contact or dealings with any Person that would give rise to the payment of any fee or brokerage commission in connection with this Lease, and Landlord shall indemnify, protect, hold harmless and defend Tenant from and against any liability with respect to any fee or brokerage commission arising out of any act or omission of Landlord.

          42.4 Headings. The headings in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

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          42.5  Counterparts.  This  Lease  may be  executed  in any  number  of counterparts, each of which shall be a valid and binding original, but all of which together shall constitute one and the same instrument.

          42.6 Integration; Modification; Interpretation; Relationship. This Lease (including, without limitation, the preamble, recitals, schedules and exhibits hereto, each of which is fully incorporated into and made a part of this Lease) contains the entire agreement between Landlord and Tenant with respect to the subject matter hereof; it being understood and agreed that nothing contained herein modifies or waives those confidentiality agreements signed by Landlord's Affiliates and Tenant's affiliate dated as of February 11, 2005 (as amended effective April 21, 2005) and April 1, 2005 or that certain Nondisclosure Agreement between Landlord's Affiliates and Tenant's Affiliates dated as of April 1, 2005. Landlord and Tenant hereby agree that all prior or contemporaneous oral understandings, agreements or negotiations relative to the leasing of the Premises are merged into and revoked by this Lease. No representations, warranties or agreements have been made by Landlord except as set forth in this Lease. This Lease may be only be modified by a writing signed by both Landlord and Tenant. Both Landlord and Tenant have been represented by counsel, and this Lease and every provision hereof has been freely and fairly negotiated. Consequently, all provisions of this Lease shall be interpreted according to their fair meaning and shall not be strictly construed against any party. Landlord and Tenant agree that nothing contained in the P&S Agreement shall abrogate or impair any of the rights, duties and obligations of Landlord and Tenant under this Lease and that, in the event of any conflict between the terms and provisions of this Lease and the terms and provisions of the P&S Agreement, the terms and provisions of this Lease shall govern. The sole relationship between Landlord and Tenant under this Lease is that of landlord and tenant. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, borrower and lender, partnership, joint venture or any association between Landlord and Tenant; it being expressly understood and agreed that neither the method of computation of rent nor any act of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

          42.7 Time of Essence. Time is of the essence of this Lease and each provision hereof in which time of performance is established.

          42.8 Force Majeure. In the event that either Landlord or Tenant is delayed in performing its respective obligations pursuant to this Lease by any cause beyond the reasonable control of the party required to perform such obligation, the time period for performing such obligation shall be extended by a period of time equal to the period of the delay. For purposes of this Lease:
(i) a cause shall be beyond the reasonable control of a party to this Lease when such cause would affect any Person similarly situated (such as a power outage, labor strike, Act of God or trucker's strike) but shall not be beyond the reasonable control of such party when peculiar to such party (such as financial inability or failure to order long lead time material sufficiently in advance);
(ii) this Section shall not apply to any obligation to pay money or otherwise perform any financial obligation hereunder; and (iii) in the event of any occurrence that a party believes constitutes a cause beyond the reasonable

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control of such party and that will delay any  performance  by such party,  such party shall promptly in writing notify the other party of the occurrence and nature of such cause, the anticipated period of delay and the steps being taken by such party to mitigate the effects of such delay.

          42.9 Severability; Maximum Rate. If any term or provision of this Lease is held or deemed to be invalid or unenforceable, such term or provision shall be modified as slightly as possible so as to render it valid and enforceable; if such term or provision, as modified, shall be held or deemed invalid or unenforceable, such holding shall not affect the remainder of this Lease and same shall remain in full force and effect. If any late charges or interest computations provided for in any provision of this Lease are based upon a rate in excess of the maximum rate permitted by applicable law, the parties agree that such charges or interest computations shall be fixed at the maximum permissible rate.

          42.10 Governing Law; Venue. This Lease was negotiated in the State of Illinois, which State the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby. In all respects, the internal laws of the State of Illinois (without regard to principles of conflicts of laws) and any applicable laws of the United States of America shall govern the validity, enforceability and construction of the obligations of the parties set forth herein, but all provisions hereof relating to the creation of the leasehold estate and remedies set forth in Section 17 shall be governed by the laws of the State in which each applicable Leased Property that is the subject of dispute is located. The parties hereto will submit to jurisdiction and the laying of venue for any suit on this Lease in the jurisdiction of the Leased Property that is the subject of the dispute or, if no such jurisdiction is available or ascertainable, the Commonwealth of Kentucky.

          42.11 Waiver of Trial by Jury. EACH OF LANDLORD AND TENANT ACKNOWLEDGES THAT IT HAS HAD THE ADVICE OF COUNSEL OF ITS CHOICE WITH RESPECT TO ITS RIGHTS TO TRIAL BY JURY. EACH OF LANDLORD AND TENANT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS LEASE OR (ii) IN ANY MANNER CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF LANDLORD AND TENANT WITH RESPECT TO THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREINAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. EACH OF LANDLORD AND TENANT HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY, AND THAT EITHER PARTY MAY FILE A COPY OF THIS SECTION WITH ANY COURT AS CONCLUSIVE EVIDENCE OF THE CONSENT OF SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

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          42.12  Waivers;   Forbearance.  All  waivers,  consents  and  releases
provided for in this Lease are effective only to the extent permitted by applicable law. No waiver of any condition or covenant herein contained, or of any breach of any such condition or covenant, shall be held or taken to be a waiver of any subsequent breach of such covenant or condition, or to permit or excuse its continuance or any future breach thereof, or of Landlord's right to terminate this Lease or exercise any other remedy granted herein on account of such existing breach. No delay or omission by either party hereto to exercise any right or power accruing upon any noncompliance or breach by the other party with respect to any of the terms hereof shall impair any such right or power or be construed to be a waiver thereof.

          42.13 Binding Character. This Lease shall be binding upon and shall inure to the benefit of the heirs, successors, personal representatives, and permitted assigns of Landlord and Tenant.

     43.  Renewal Options.

          43.1 Exercise of Renewal Options. Tenant is hereby granted the right to renew this Lease, with respect to all, but not less than all, of the Premises for two (2), 5-year option renewal terms (collectively, the "Extended Terms" and each an "Extended Term") upon giving written notice to Landlord of each such renewal at least twelve (12) months but not more than eighteen (18) months prior to the termination of the then current Term, provided that, at the time Tenant gives a renewal notice as set forth above and at the time of the commencement of the applicable Extended Term, no Event of Default shall have occurred and no Potential Default shall be continuing under this Lease. Tenant may not exercise its option for more than one Extended Term at a time or for more than the two
(2) Extended Terms expressly described herein.

          43.2 Renewal Terms. During each Extended Term, all of the terms and conditions of this Lease shall continue in full force and effect, subject, however, to the following provisions. In the case of each Extended Term, the Fixed Rent for the first Lease Year of any such Extended Term shall be equal to the greater of (i) the annual Fixed Rent for the immediately preceding Lease Year multiplied by 1.025 or (ii) the Fair Market Rental of the Premises (as determined in accordance with this Section 43.2 and Section 43.3 hereof) for such first Lease Year of the applicable Extended Term. Commencing upon the commencement of the second (2nd) Lease Year of each Extended Term, and upon the commencement of each Lease Year thereafter during the Extended Term, the Fixed Rent for such Lease Year shall be an amount equal to the sum of (x) the Prior Period Fixed Rent applicable to such Lease Year, plus (y) the product of (a) the Prior Period Fixed Rent applicable to such Lease Year and (b) provided the Rent Escalation Condition has been satisfied with respect to such Lease Year, the amount equal to the greater of (1) two and one-half percent (2 1/2%) or (2) seventy-five percent (75%) of the CPI Increase, expressed as a percentage, for such Lease Year for which such calculation is being performed.

          43.3 Fair Market Rental Determination. Within thirty (30) days after receipt from Tenant of a notice of renewal under Section 43.1 hereof, the Fair

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Market  Rental  of the  Premises,  and the Fair  Market  Rental  of each  Leased
Property within the Premises, shall be determined by appraisal under the procedures of Exhibit H attached hereto. Without limiting the efficacy of
Section 43.2 above, in no event shall the Fixed Rent for the first Lease Year of any Extended Term be less than 102.5% of the Fixed Rent for the immediately preceding Lease Year.

          43.4 Extended Term Tenant's Proportionate Shares. If Fixed Rent for the first Lease Year of any Extended Term is based upon the Fair Market Rental of the Premises as determined pursuant to Section 43.2 and Section 43.3 hereof, then, effective as of the first day of such Extended Term, Schedule 2 attached hereto shall be revised so as to allocate the aggregate Fixed Rent payable hereunder to the individual Leased Properties covered by this Lease, and to assign Tenant's Proportionate Shares to such Leased Properties, in a manner that is consistent with the respective Fair Market Rentals of such Leased Properties as determined pursuant to Section 43.2 and Section 43.3 hereof.

          43.5 Other Leases. Notwithstanding anything to the contrary contained in this Section 43 or elsewhere in this Lease, Tenant acknowledges and agrees that (i) any purported renewal notice sent by it under this Lease shall be void and of no force or effect unless, simultaneously with the issuance of any such renewal notice, the Tenant Lease Affiliate under each of the Other Leases that remains in effect also issues a renewal notice with respect to the property(ies) to which each such Other Lease applies and (ii) any Potential Default or Event of Default by any such Tenant Lease Affiliates of its obligations under its Other Lease shall preclude Tenant's exercise of renewal rights hereunder.

          43.6 Rights  Personal to Original  Tenant.  Tenant's rights under this
Section 43 are personal to Capital Senior Management 2, Inc., a Texas corporation, the original Tenant under this Lease, and shall automatically terminate upon any assignment of this Lease by Tenant (whether by operation of law or otherwise) and upon any sublease by Tenant of more than ten percent (10%) of the rentable area of any Improvements, excepting from said ten percent (10%) calculation any Approved Residency Agreement or any Approved Commercial Agreement.

     44. Medicare; Medicaid. Tenant acknowledges that, at present, assisted living facilities and independent living facilities do not participate in Medicare or Medicaid and are not regulated or inspected by Governmental Authorities or other Persons administering Third Party Payor Programs to the same degree and extent as hospitals and/or skilled nursing facilities (e.g., through the issuance of certificates of need, periodic surveys of the quality of care, issuance of deficiency reports, assignment of deficiency ratings of a particular scope or severity or constituting immediate Jeopardy Events, etc.), and agrees that, in the event that, during the Term, any of the Leased Properties determines to participate in Medicare or Medicaid and/or becomes subject to increased levels of regulation or inspection by Governmental Authorities or any of the other aforesaid Persons, Landlord shall be entitled from time to time to impose, and Tenant shall be obligated to comply with, such additional covenants and other obligations relating to the Leased Properties and Tenant's leasing and operation thereof as Landlord or its Affiliates customarily impose upon tenants entering into new leases with Landlord or its Affiliates for


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properties  like the  Leased  Properties  and/or as  Landlord  from time to time determines, in Landlord's discretion, are consistent with the practices of landlords entering into new leases for properties like the Leased Properties.

     45. Special  Purpose Entity  Obligations.  Tenant agrees to comply,  and to
cause  all  Tenant  Lease  Affiliates  to  comply,  with  the   representations,
warranties, covenants and agreements set forth in Exhibit I attached hereto.

     46. State Specific Provisions. The following provisions shall apply to those Leased Properties that are located within the following states:

          46.1 New York.

               46.1.1 Relative to Section 15 of this Lease, the Tenant agrees that the provisions of this Lease relating to casualties shall be deemed as an express agreement as to damage or destruction of the premises by fire or other casualty. New York Real Property Law Section 227 (and any similar or successor statute), providing for such a contingency in the absence of the express agreement, shall have no application in such case.

               46.1.2 Relative to Section 17.5 of this Lease, the Tenant explicitly agrees to waive the provisions of Section 761 of the Real Property Actions & Proceedings Law, or any similar or successor statute, of the State of New York.

          46.2 California.

               46.2.1 Relative to Sections 3.4.1 and 8.2.5.4 of this Lease and any other provisions of this Lease relating to the Security Deposit, Tenant waives the provisions of any applicable law or statute affording tenants rights with respect to security deposits (including, without limitation, Section 1950.7 of the California Civil Code) and agrees that the provisions of Sections 3.4.1 and 8.2.5.4 of this Lease and any other provisions of this Lease relating to the Security Deposit shall govern the treatment of the Security Deposit in all respects.

               46.2.2 Relative to Section 9.1.1 of this Lease, Tenant agrees that the waiver contained in the last sentence thereof shall include, without limitation, to the extent permitted by law, a waiver of any rights Tenant may have under the provisions of California Civil Code Sections 1941 and 1942 and any successor statutes or laws permitting Tenant to make repairs at Landlord's expense.

               46.2.3 Relative to Section 11.2 of this Lease, the Tenant shall, following the completion of any Alteration, promptly cause to be recorded in the county in which the Leased Property is located a Notice of Completion in accordance with Section 3093 of the California Civil Code or any successor statute with respect to such work, and deliver a copy thereof to Landlord.


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               46.2.4 Relative to Section 15.10 of this Lease, Tenant waives any statutory rights of termination that may arise by reason of any Casualty (including, without limitation, the provisions of California Civil Code Section 1932, Subsection 2, and Section 1933, Subsection 4 and any successor statutes or laws of a similar nature) or Condemnation (including, without limitation, the provisions of California Code of Civil Procedure Sections 1265.110 through
1265.160 and any successor statutes or laws of a similar nature), and the parties agree that their respective rights and obligations in the event of any Casualty shall be governed by the terms of this Lease.

               46.2.5 Relative to Section 17.1.1 of this Lease and the other subsections of Section 17.1, Tenant agrees that the provision of any notice of default as set forth in such subsections shall be in lieu of, and not in addition to, any notice required under applicable law (including, without limitation, California Code of Civil Procedure Section 1161 regarding unlawful detainer actions and any successor statute or similar law).

               46.2.6 Relative to Section 16.3 of this Lease, Tenant waives any statutory rights of termination that may arise by reason of any Condemnation of any part of the Leased Property (including, without limitation, the provisions of California Code of Civil Procedure Section 1265.130 and any successor statutes or laws of a similar nature).

               46.2.7 Relative to Sections 17.3 and 17.4 of this Lease, Landlord and Tenant agree that, if an Event of Default occurs and, on account thereof, this Lease is terminated as to all of the Leased Properties or Landlord makes a Limited Termination Election (other than a Limited Termination Election involving only a Leased Property(ies) located outside of California), the provisions of Sections 17.3 and 17.4 of this Lease shall be revised in their entirety to apply to any such complete termination or Limited Termination Election, as applicable, as follows:

                              "17.3  Certain  Remedies.   If  an  Event  of
               Default giving rise to termination under Section 17.2 shall have occurred, Tenant shall, if and to the extent required by Landlord so to do, immediately surrender to Landlord the Leased Property(ies) specified by Landlord and as to which the Lease has been or may be terminated pursuant to Section
               17.2 or otherwise, and Landlord may enter upon and repossess such Leased Property(ies) by summary proceedings, ejectment or otherwise, and may remove Tenant and all other Persons and all personal property from such Leased Property(ies) subject to the rights of any occupants or patients and to any requirement of law. Landlord shall also have the right to exercise all or any of the rights and remedies afforded Landlord by California law, including, but not limited to, the remedies provided under California Civil Code Sections 1951.2 or 1951.4. Pursuant to California Civil Code Section 1951.2, the damages Landlord may recover against Tenant include, but are not limited to, the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award, exceeds the amount of such rental loss for the same period that the Tenant proves could be reasonably avoided. Pursuant to California Civil Code Section 1951.4, Landlord may continue this Lease in effect after Tenant's breach of this Lease and abandonment

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                                                                     Amberleigh

               of the Leased Properties and recover Rent as to the Leased Properties (or as to the Terminated Lease Properties, in the event of a Limited Termination Election) as it becomes due, if Tenant has the right to sublet the Leased Properties or assign this Lease, subject only to reasonable limitations (and, in such regard, Tenant agrees that the limitations on subletting and assignment that are set forth in Section 24 hereof are reasonable)."

                              17.4. Damages. To the extent permitted by law, neither (i) the termination of this Lease pursuant to
               Section 17.2, (ii) the repossession of any or all of the Leased Properties or any portion thereof, (iii) the failure of Landlord to relet any or all of the Leased Properties or any portion thereof, (iv) the reletting of any or all of the Leased Properties or any portion thereof, (v) the failure of Landlord to collect or receive any rentals due upon any such reletting, nor (vi) the election by Landlord not to terminate the Lease but rather to seek all damages provided at law or in equity, shall relieve Tenant of any of its liabilities or obligations hereunder, all of which shall survive any such termination, repossession or reletting. In the event of any such termination of this Lease (or any termination of this Lease as to less than all of the Leased Properties in the event of a Limited Termination Election or the election by Landlord not to terminate this Lease as to such Leased Properties, but rather to pursue its damages at law or in equity), without limitation of Section 17.5 and
               Section 19 below, Landlord shall be entitled to collect from
               Tenant:

                              (a) The  worth  at the  time of  award of any
               unpaid Rent (or any unpaid Rent as to the Terminated Lease Properties, in the event of a Limited Termination Election) which had been earned at the time of such termination; plus

                              (b) The  worth  at the  time of  award of the
               amount by which the unpaid Rent for the Leased Properties (or for the Terminated Lease Properties, in the event of a Limited Termination Election) which would have been earned after termination until the time of award exceeds the amount of such Rent loss relative to the Leased Properties (or relative to the Terminated Lease Properties, in the event of a Limited Termination Election) that Tenant proves could have been reasonably avoided; plus

                              (c) The  worth  at the  time of  award of the
               amount by which the unpaid Rent for the Leased Properties (or for the Terminated Lease Properties, in the event of a Limited Termination Election) for the balance of the Term after the time of award exceeds the amount of such Rent loss relative to the Leased Properties (or relative to the Terminated Lease Properties, in the event of a Limited Termination Election) that Tenant proves could be reasonably avoided; plus

                              (d) Any other amount  necessary to compensate
               Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which, in the ordinary course of things, results therefrom.

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                              As used in  Sections  17.4(a)  and (b) above,
               the "worth at the time of award" is computed by allowing interest at the Overdue Rate. As used in Section 17.4(c) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%) per annum.

                              In case of any  Event  of  Default,  Landlord
               may, with or without terminating this Lease (but subject, in the case of any Leased Property(ies) located in California, to any provisions of California law providing that this
               Lease will be deemed terminated as to any Leased Property(ies) as to which Tenant's right to possession is terminated by Landlord due to an Event of Default), (x) relet any or all of the Premises or any part or parts thereof, for a term or terms that may, at Landlord's option, be equal to, less than or exceed the period that would otherwise have constituted the balance of the Term and may grant concessions or free rent to the extent that Landlord considers advisable or necessary to relet the same, and (y) make such reasonable alterations, repairs and decorations in the applicable Leased Property(ies) or any portion thereof as Landlord, in its sole judgment, considers advisable or necessary for the purpose of reletting the applicable Leased Property(ies); and such reletting and the making of such alterations, repairs and decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to relet any Leased Property, or, in the event that any Leased Property is relet, for failure to collect the rent under such reletting. To the fullest extent permitted by law, Tenant hereby expressly waives the service of any notice of intention to re-enter provided for in any statute, and also waives any and all rights of redemption or re-entry or re-possession in case Tenant shall be dispossessed by a judgment or by warrant of any court or judge or in case of re-entry or re-possession by Landlord or in case of any expiration or termination of this Lease. The terms "enter", "re-enter", "entry", or "re-entry" as used in this Lease are not restricted to their technical legal meanings."

               46.2.8 Relative to Section 17.5 of this Lease, Tenant agrees that, in addition to the waivers referenced therein, Tenant waives, to the maximum extent permitted by applicable law, any right it may have under California Code of Civil Procedure Section 1179 to apply to a court to relieve Tenant from forfeiture of this Lease following a judgment for possession of the applicable Leased Property(ies).

               46.2.9 Relative to Section 24 of this Lease, Tenant waives, to the maximum extent permitted by applicable law, any right it may have under California Civil Code Section 1995.310 to the remedies set forth therein, and any successor statutes or laws of a similar nature.

               46.2.10 Relative to Section 36.1 of this Lease, Tenant, at its sole cost and expense, shall comply with all laws relating to the storage, use, handling and disposal of hazardous, toxic or radioactive matter.

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          46.3 Arizona.  Relative to Section 16 of this Lease, the Tenant hereby waives the provisions of Arizona Revised Statutes Section 33-343 and agrees that the provisions of this Lease shall govern in the event of damage to or destruction of the Premises or in the event that the Premises otherwise becomes untenantable.

     47. Right of First Offer. Provided no Event of Default shall have occurred and no Potential Default shall be continuing, prior to Landlord agreeing during the Term to sell its fee simple interest in the Leased Property to any person or entity that is not an Affiliate of Landlord or Tenant (a "Third Party"), Tenant shall have a right of first offer to purchase Landlord's fee simple title to the Leased Property, on the terms and conditions as set forth in this Section 47 (the "Right of First Offer"). Subject to the foregoing and the other terms and conditions of this Section, if, during the Term, Landlord shall elect to sell its fee simple interest in the Leased Property:

          47.1 Notices. Landlord shall promptly deliver to Tenant a notice of such election to sell, together with a statement of a purchase price, closing date and (at Landlord's sole option) any other material terms and conditions upon which Landlord is willing to sell its fee simple interest in the Leased Property (the "ROFO Notice"). Tenant may, within ten (10) Business Days after Landlord's delivery to Tenant of a ROFO Notice, make an unqualified offer to purchase Landlord's fee simple interest in the Leased Property on all of the same terms as those set forth in such ROFO Notice and no other terms and conditions (the "ROFO Acceptance Notice").

          47.2 Conditions of Sale. If, for any reason, (i) within said ten (10) Business Day Period, either Tenant does not reply to Landlord's ROFO Notice with a ROFO Acceptance Notice; or (ii) Tenant and Landlord shall not have entered into the Purchase Contract within twenty (20) Business Days after Landlord's delivery to Tenant of a Purchase Contract, then the Right of First Refusal and Tenant's rights under this Section shall be forever waived, terminated and of no further force and effect whatsoever, and Landlord shall have the unrestricted right (without any obligation to do so) to sell the Leased Property to any person or entity on such terms and conditions as shall be acceptable to Landlord in its sole and absolute discretion. Notwithstanding the foregoing, the Right of First Offer shall be revived if and only if either of the following two (2) conditions is satisfied: (a) if, on or before the first anniversary of the date of Landlord's delivery of the applicable ROFO Notice, Landlord elects to sell its fee simple interest in the Leased Property to any Third Party at a purchase price that is less than 93% of the purchase price contained in the applicable ROFO Notice, or (b) if Landlord shall not have made or accepted an offer to sell its fee simple interest on or before the first anniversary of the date of Landlord's delivery of the applicable ROFO Notice, then in either such circumstance, Tenant shall be entitled to a new ROFO Notice prior to any such subsequent sale of Landlord's fee simple interest in the Leased Property to a Third Party. If the Right of First Offer is waived and the purchase and sale of the Leased Property is consummated with a Third Party, the purchaser of the Leased Property shall assume this Lease and agree to perform each and every covenant of Landlord contained in this Lease (it being understood and agreed, however, that the provisions of this Section 47 shall no longer be applicable) and Tenant shall attorn to such purchaser as Landlord hereunder.

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                                                                     Amberleigh

If Tenant timely and properly delivers to Landlord a ROFO Acceptance Notice as described in Section 47.1 above, then not later than ten (10) Business Days after Landlord's receipt of the ROFO Acceptance Notice, Landlord shall (if it has not done so already) prepare and deliver to Tenant an agreement for the purchase and sale of the Leased Property conforming to the terms and conditions set forth in the ROFO Notice and otherwise in form and substance prepared by Landlord (as may be supplemented and amended, the "Purchase Contract"). Landlord may, but need not, include a copy of the Purchase Contract with the ROFO Notice. If Tenant has given Landlord a ROFO Acceptance Notice, then on or before the twentieth (20) Business Day after Landlord's delivery to Tenant of the form of the Purchase Contract, Tenant shall execute and deliver the Purchase Contract; failing which Tenant shall have no further rights under this Section 47. Any default by Tenant under the Purchase Contract shall constitute an Event of Default under this Lease, entitling Landlord to any and all rights and remedies available under this Lease, available under said Purchase Contract and otherwise available at law or in equity. Tenant shall continue to pay all Fixed Rent, Additional Rent and other rent and charges due and owing under this Lease through the date of the consummation of any such sale to Tenant.

          47.3 Right of First Offer Not Applicable to Certain Transfers. Without in any way (by implication or otherwise) expanding the scope of the Right of First Offer, Tenant acknowledges and agrees that this Section 47 and the Right of First Offer shall not be applicable to any sale of the Leased Property described below:

                  (i) Any transfer to any Affiliate of Landlord or Tenant;

                  (ii) Any mortgage or deed of trust made by Landlord, or any transfer made in connection with the foreclosure or other realization upon any such mortgage or deed of trust, or any transfer made in lieu of foreclosure;

                  (iii)  Any  transfer  in   connection   with  a   liquidation,
         reorganization or similar action whereby the assets of Landlord are distributed to any owners of Landlord or any Affiliates of Landlord (including, without limitation, any affiliates of any owners of Landlord of any tier);

                  (iv) Any transfer of the Leased Property as a result of a merger, combination, consolidation, sale of all or substantially all of Landlord's assets, or any sale of all or any portion of the membership or other ownership interests of Landlord;

                  (v) Any transfer by condemnation, eminent domain or similar taking of the Leased Property, or any transfer made in lieu thereof;

                  (vi) Any transfer of a fractional or other partial interest in the Leased Property or any part thereof;

                  (vii) Any transfer of any part of the Leased Property other than the Land or the Improvements;

                  (viii) Any gift, donation or other transfer made without cash consideration; or

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
                                                                     Amberleigh

                  (ix) Any transfer due to any tax sale or any other involuntary transfer.

         Moreover, Landlord shall not be deemed to have breached the provisions of this Section if it shall have made or accepted any offer to sell Landlord's fee simple interest in the Leased Property to a Third Party (i) that is conditional upon the waiver of Tenant's rights under this Section 47, or (ii) if any contemplated sale of the Leased Property is scheduled to close at any time after the end of the Term. Landlord shall have no obligation or other liability to Tenant under this Section unless Landlord shall have failed to comply with its express obligations under this Section 47 and Landlord shall have actually consummated the sale of fee simple title to the Leased Property to a Third Party during the Term.

          47.4 Assignment of Right of First Offer. Tenant shall not have the right to assign or transfer in any way any of Tenant's rights under this Section 47, including, without limitation, any rights of Tenant under any purchase and sale agreement entered into pursuant hereto.

          47.5 Rights  Personal to Original  Tenant.  Tenant's rights under this
Section 47 are personal to Capital Senior Management 2, Inc., a Texas corporation, the original Tenant under this Lease, and shall automatically terminate upon any assignment of this Lease by Tenant (whether by operation of law or otherwise) and upon any sublease by Tenant of more than ten percent of the rentable area of any Improvements, excepting from said ten percent (10%) calculation any Approved Residency Agreement or any Approved Commercial Agreement.

          47.6 Other Leases. If, at any time following the giving of a ROFO Notice under this Lease, Landlord has also given to Tenant, any Tenant Lease Affiliate or any other Affiliate, successor or assign of the foregoing (collectively, the "Other Lease Parties") a right of first offer or other offer to sell any of the leased properties (or any portion thereof) described in any or all of the Other Leases (collectively, "Other Sale Offers") and such Other Sale Offers remain outstanding, then (notwithstanding anything contained in this Section 47 to the contrary) Tenant shall have no right to exercise its Right of First Offer under this Lease unless the applicable Other Lease Party shall have contemporaneously exercised all of its rights to purchase the property described in the Other Sale Offers. Moreover, any default by Tenant, any Tenant Lease Affiliate or any Other Lease Party under any agreement to effectuate any Other Sale Offer shall constitute an Event of Default under this Lease, entitling Landlord and Landlord Lease Affiliate to terminate this Lease, to terminate any purchase and sale agreement entered into in connection with this Section 47 and to any and all other rights and remedies available under this Lease, available under said agreement and otherwise available at law or in equity.

     48.  Fannie Mae; Fannie Mae Loan.

          48.1 Fannie Mae Financing. The provisions of this Section 48 do not in any way limit the generality or efficacy of the provisions of Section 8.4 above.

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
                                                                     Amberleigh

          48.2 Reserve Payments. In connection with the Fannie Mae Financing, Landlord is or may be required to make payments to Fannie Mae from time to time in order to maintain various reserves ("Fannie Mae Reserves") required under the Fannie Mae Loan Documents, including, without limitation, reserves for taxes, insurance and replacements relating to the Leased Property (each an "Fannie Mae Reserve Payment"). So long as the Fannie Mae Financing encumbers the Leased Property, Tenant shall deposit with Landlord (at least five (5) Business Days prior to being due and payable to Fannie Mae), the greater of (a) the amount of the required Fannie Mae Reserve Payments or (b) the amounts Tenant would otherwise be required to deposit pursuant to either (A) the terms and conditions of Section 3.3 hereof with respect to deposits for taxes and insurance, and (B) the terms and conditions of Section 11.3 hereof with respect to deposits for replacements; provided, however, that Tenant shall fund and make any and all other sums, reserves and deposits as may be required under said Sections 3.3 and 11.3, respectively, if any Event of Default has occurred or if any Potential Default is continuing. If an Event of Default has occurred, Tenant shall be required to make payments under both clause (a) and clause (b) above. At least five (5) Business Days prior to being due and payable to Fannie Mae, Tenant shall pay to Landlord any expenses charged by Fannie Mae to Landlord for compliance with or calculation of reserves required under the Fannie Mae Loan Documents.

          48.3 Fannie Mae Reserve Deposit. Upon the Commencement Date, Tenant shall pay to Landlord, as additional Rent, an amount equal to the sum of the amount paid or credited by Landlord, the Buyer or its Affiliate in connection with the Closing under the P&S Agreement for the Fannie Mae Reserves for the Leased Property, minus any net credit received by the Buyer from the Seller under the P&S Agreement for accrued real estate taxes for the Leased Property. If and to the extent that the Buyer receives in connection with the Closing a net credit from the Seller for accrued real estate taxes for the Leased Property in excess of the amounts payable by the Buyer for the corresponding Fannie Mae Reserve for real estate taxes (after any reconciliation of such amounts as contemplated under the P&S Agreement) for the Leased Property, then Landlord shall deposit into the escrow for Impositions described in Section 3.3.1 above an amount equal to such positive difference, provided that no Event of Default has occurred and no Potential Default is continuing. If upon the expiration of this Lease, no Event of Default has occurred and no Potential Default is outstanding, then any amounts then remaining in the Fannie Mae Reserves that have been funded by Tenant (including, if applicable, any interest thereon) shall be promptly returned to Tenant, only as and when the conditions of Section
3.3.5 for the return of the Impositions escrows have been met and provided that any and all Impositions (including, without limitation, any and all real estate taxes that have accrued during the Term, but are not due or payable until after the end of Term or are otherwise unpaid) or insurance due or owing hereunder have been paid (or caused by Tenant to be paid) in full.

          48.4 Use of Reserves. In the event of any dispute or disagreement between Landlord and Tenant as to the manner in which Fannie Mae Reserves are to be expended, the determination of Landlord shall govern and control. In no event whatsoever shall Landlord ever be liable to Tenant for (and Tenant hereby agrees to waive forever and not to make or pursue) any claim relating to Landlord's handling of the Fannie Mae Reserves.


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
                                                                     Amberleigh

          48.5 Termination of Fannie Mae Financing. If at any time the Fannie Mae Financing ceases to encumber the Premises, Tenant shall immediately deposit with Landlord such amounts sufficient to cause the amount of deposits pursuant to (A) the terms and conditions of Section 3.3 hereof with respect to deposits for taxes and insurance, and (B) the terms and conditions of Section 11.3 hereof with respect to deposits for replacements, to be at the level they would have been but for the operation of Section 48.1.

          48.6 SPE; Reference to Leased Properties, Other Leases or Facilities. If the Fannie Mae Loan Documents now or hereafter require that Tenant be a single-asset special purpose entity, then (i) Tenant shall reasonably cooperate with Landlord in replacing the Tenant as to each applicable Leased Property with a special purpose entity owned and controlled by Tenant, which meets the special purpose entity requirements of Fannie Mae and is otherwise acceptable to Landlord; and (ii) any reference in this Lease to multiple Leased Properties, Other Leases, other Facilities or any other plural term shall not constitute permission for Tenant to hold an interest in any other property or facility other than the Leased Property.

          48.7  New/Additional  Financing.  Without  limiting the  generality of
Section 20.4 hereof, if Landlord, at its sole option, ever obtains any new or additional financing that is secured in whole or in part by any of the Premises (including, without limitation, any Facility Mortgage), then Tenant shall, if so required by Landlord (at its sole option), amend this Lease to contain provisions of the sort contained in this Section 48 (and no more onerous than the provisions of this Section 48 or any other provisions of this Lease) with respect to any such new or additional financing and any and all other provisions as Landlord may (in its reasonable discretion) deem reasonably necessary in order to conform this Lease to the terms and conditions of any such new or additional financing.

     49. Authorizations. Without limiting the generality or efficacy of any duty, obligation or liability of Tenant under this Lease or any Other Lease, Tenant hereby agrees to use commercially reasonable efforts to cause to be obtained as soon as possible, each of those Authorizations described in Sections 9.1.5, 9.1.10 and 9.1.11 of the P&S Agreement, together with any and all other Authorizations as may be required in order for Landlord to own the Leased Property or for Tenant (or its permitted manager) to legally operate the Leased Property according to its Primary Intended Use. Tenant shall reasonably consult with Landlord before taking any and all such actions and Tenant shall not suffer or permit any action that violates or is otherwise in conflict with any request or other direction from Landlord to Tenant with respect to such Authorizations.

     50. Transaction Closing Costs. For purposes of this Lease, "Transaction Closing Costs" shall mean any and all costs and expenses paid or incurred by Landlord, the Buyer or any Affiliate of Landlord or the Buyer in connection with the consummation of the transactions contemplated by the P&S Agreement, including, but not limited to, (i) any and all costs associated with any and all due diligence inspection under the P&S Agreement; (ii) any costs and expenses (including, without limitation, attorneys' fees and expenses) paid or incurred by Landlord or any Affiliate of Landlord to negotiate, execute and deliver this

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
                                                                     Amberleigh

Lease, the P&S Agreement, the Terms Sheet Letter or any other letter of intent or term sheet associated with the transactions contemplated hereby; (iv) any and all loan assumption fees and expenses paid or incurred by the Buyer under the P&S Agreement; (v) any and all closing and other transactions costs incurred or paid by the Buyer or any Affiliate of the Buyer under or in connection with the P&S Agreement; (vi) any and all costs and expenses (including, without limitation, attorney's fees) incurred by Landlord, the Buyer, Tenant or any Affiliate of any of them relating to any Authorizations; and (vii) any costs and expenses paid or incurred by Landlord, the Buyer or any Affiliate of Landlord or the Buyer that are similar to any of the foregoing. The parties acknowledge and agree that Transaction Closing Costs do not include any costs or expenses payable by the Seller under the Purchase and Sale Agreement. On or before the Effective Date and again as of the Commencement Date, Tenant shall pay to Landlord any and all Transaction Closing Costs with respect to which Landlord has theretofore invoiced or otherwise notified Tenant, but which Tenant has not then already reimbursed Landlord. Any and all Transaction Closing Costs not invoiced or otherwise made the subject of any notice or demand from Landlord to Tenant or not paid prior to the foregoing dates shall be paid by Tenant to Landlord within ten (10) Business Days after the submission to Tenant of the applicable invoice, notice or other demand therefor. Delinquent amounts owing from Tenant to Landlord hereunder shall bear interest at the Overdue Rate. The provisions of this Section shall survive any termination of this Lease.

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
                                                                     Amberleigh

         IN WITNESS WHEREOF, the parties have caused this Lease to be executed and their respective corporate seals to be hereunto affixed and attested by their respective officers hereunto duly authorized.

                                     LANDLORD:

                                     VENTAS AMBERLEIGH, LLC, a Delaware
                                     limited liability company

                                     By: VENTAS REALTY, LIMITED
                                         PARTNERSHIP, a Delaware limited
                                         partnership, its Sole Member

                                         By: VENTAS, INC., a Delaware
                           _                 corporation, as its general partner


                                         By: /s T. Richard Riney
                                             ---------------------------------
                                         Name:  T. Richard Riney
                                         Title: Executive Vice President and
                                                General Counsel



                                     TENANT:

                                     CAPITAL SENIOR MANAGEMENT 2, INC., a
                                     Texas corporation

                                     By: /s/ Lawrence A. Cohen
                                         -------------------------------------
                                     Name:   Lawrence A. Cohen
                                     Title: President











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